UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06520

MANAGERS TRUST I

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: OCTOBER 31

Date of reporting period: NOVEMBER 1, 2010 - OCTOBER 31, 2011

                                          (Annual Shareholder Report)

Item 1. Reports to Shareholders

Annual Report

Managers AMG

October 31, 2011

FQ Tax-Managed U.S. Equity Fund

FQ U.S. Equity Fund

FQ Global Alternatives Fund

FQ Global Essentials Fund

Managers
INVESTMENT GROUP

AR014-1011

Managers AMG FQ Funds

FQ Tax-Managed U.S. Equity, FQ U.S. Equity, FQ Global Alternatives, FQ Global Essentials

Annual Report—October 31, 2011

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	4

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

FQ Tax-Managed U.S. Equity Fund	5

FQ U.S. Equity Fund	10

FQ Global Alternatives Fund	16

FQ Global Essentials Fund	18

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	20

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	22
FQ Tax-Managed U.S. Equity and FQ U.S. Equity
Fund balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Net Assets	23
FQ Global Alternatives and FQ Global Essentials
Portfolio of Investments, Fund balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	32
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	33
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	35
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	43
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53

TRUSTEES AND OFFICERS	54

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	55

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. We believe investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which we believe gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”), is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results of the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results, and market outlook.

Both global equities and bonds posted solid gains for the prior 12 months despite several significant macroeconomic headwinds that have threatened to pull the global economy into another recession. At the start of this period, investors largely ignored significant events such as the Arab Spring and the devastating effects of the Japanese earthquake and its aftermath and risk based assets generally outperformed during this period. The mood changed, however, heading into the summer months as the stalemate in Washington around the U.S. debt ceiling along with increasing fears about European sovereign debt contagion created considerable angst amongst investors who quickly fled risk based assets and sought the safety of U.S. Treasuries and other assets perceived as higher quality. This reversed, somewhat, in October as risk aversion began to ease across global markets amid optimism that the European debt crisis could be contained.

Against this backdrop, for the one-year period ended October 31, 2011, the Managers AMG FQ U.S. Equity Fund (“U.S. Equity Fund”) returned 10.72% and the Managers AMG FQ Tax-Managed U.S. Equity Fund (“Tax-Managed Fund”) returned 9.40%, compared to 7.90% for the benchmark Russell 3000® Index. The Managers AMG FQ Global Alternatives Fund (“Global Alternatives Fund”) returned -9.09% for the one-year period ended October 31, 2011, compared to a return of 0.08% for its benchmark, the Citigroup 1-Month Treasury Bill Index. Finally, the Managers AMG FQ Global Essentials Fund (“Global Essentials Fund”) returned 5.06% for its Investor Class, compared with 0.12% for its benchmark, which consists of 60%

1

Letter to Shareholders (continued)

of the return of MSCI World (hedged) Index and 40% of the return of the Citigroup World Government Bond (hedged) Index for this same one-year period. Performance stated above is for each Fund’s Class A Shares at Net Asset Value unless otherwise stated. Other share classes would have experienced different results.

Periods Ended 10/31/11	6 Months	1 Year	3 Years	5 Years	10 Years	Inception Date
FQ Tax-Managed U.S. Equity, Institutional Class	(7.99)%	9.70%	11.69%	0.09%	4.87%	12/18/2000
Russell 3000® Index	(8.28)%	7.90%	12.28%	0.55%	4.37%	12/18/2000
FQ U.S. Equity, Institutional Class	(6.34)%	11.12%	11.05%	0.29%	4.23%	8/14/1992
Russell 3000® Index	(8.28)%	7.90%	12.28%	0.55%	4.37%	8/14/1992
FQ Global Alternatives, Class A (No Load)	(7.83)%	(9.09)%	(3.30)%	1.06%	—	3/30/2006
Citigroup 1-Month U.S. Treasury Bill Index[1]	0.02%	0.08%	0.10%	1.40%	—	3/31/2006
FQ Global Essentials Fund, Institutional Class	0.78%	5.62%	13.44%	0.93%	4.35%	11/18/1988
60% MSCI World (hedged) Index & 40% Citigroup World Government Bond (hedged) Index	(5.04)%	0.12%	5.70%	(0.28)%	2.59%	11/18/1988

Performance for all share classes and detailed Fund positioning reviews are included within this report.

For the 12 months ended October 31, 2011, the Managers AMG FQ U.S. Equity Fund (Class A shares at NAV) returned 10.72%, compared with 7.90% for its benchmark, the Russell 3000® Index. For the 12 months ended October 31, 2011, the Managers AMG FQ Tax-Managed U.S. Equity Fund (Class A shares at NAV) returned 9.40%, compared with 7.90% for its benchmark, the Russell 3000® Index. The outperformance for both of these Funds was driven by both its top-down tilts relative to the benchmark and solid bottom-up stock selection across a number of sectors. Sector and industry positioning, although generally only modestly different from the benchmark, also contributed to performance, led by each Fund’s underweight to the struggling financials sector.

The Fund’s subadvisor, First Quadrant L.P. (“First Quadrant”), remains cautious given the volatility currently in equity markets and has positioned both of these Funds accordingly. Sector deviations remain minor relative to the benchmark but include overweights to the more cyclically geared consumer discretionary and information technology sectors and underweights to the financials and industrials sectors. More recently, the Funds have preferred large-cap equities relative to small-cap equities as a result of the heightened volatility within the U.S. equity market. The Fund’s tactical value/growth model has preferred growth equities since the second quarter.

For the 12 months ended October 31, 2011, the Managers AMG FQ Global Alternatives Fund (Class A Shares at NAV) returned -9.09% while its benchmark, the Citigroup 1-Month Treasury Bill Index, returned 0.08%. During this period, the Global Alternatives Fund’s disappointing performance was primarily driven by select positions within its currency and bond country selection strategies. In particular, the Fund’s Swiss Franc short position struggled in August as the Swiss Franc appreciated sharply during the global flight to quality, although this position began adding value later in the third quarter.

The tactical risk allocation in the Fund currently finds the most compelling opportunity to be within the currency and bond country selection strategies. The Fund’s largest positions within the currency strategy include short positions to the Australian Dollar and Swiss Franc and a long position to the U.K. Pound. These positions have largely been in place throughout the course of the past year, and began to add value towards the end of this period, and still present opportunity for the Fund. Within the bond country selection strategy, the

2

Letter to Shareholders (continued)

largest current positions are longs to the German bund and the U.K. bond market and a short position to the Australian bond market. The asset class selection strategy, while not comprising a significant portion of the risk budget as of the end of this period, currently favors global equities relative to global bonds.

For the 12 months ended October 31, 2011, the Managers AMG FQ Global Essentials Fund (Investor Class Shares at NAV) returned 5.06% while the benchmark, which consists of 60% of the return of MSCI World (hedged) Index and 40% of the return of the Citigroup World Government Bond (hedged) Index, returned 0.12% during this period. The Fund’s strong relative performance versus its blended benchmark is attributable to not only solid protection during down markets but also to solid participation in up markets as well during the past fiscal year. The Fund’s equity exposures offered mixed results with positions in the U.S. contributing positively to performance while non-U.S. developed and emerging market equities detracted from returns. Meanwhile, the Fund’s sovereign debt positions added to performance during the fiscal year. Finally, the Fund’s commodity positions offered mixed results with the Fund’s gold exposure continuing to act as an excellent diversifier to the Fund’s other commodity positions.

The First Quadrant Market Risk Index (one of FQ’s proprietary investment tools) is currently measuring a “Very High Risk” environment as of the end of the fiscal year as, more recently, the VIX, a popular measure of the implied volatility of the S&P 500 Index, continues to remain high. This has led to a decrease in exposure to both equities and commodities and an increase in exposure to sovereign debt within the Fund.

The following report covers the one-year period ended October 31, 2011. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur

Senior Managing Partner

Managers Investment Group LLC

3

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2011	Expense Ratio for the Period	Beginning Account Value 05/01/11	Ending Account Value 10/31/11	Expenses Paid During the Period*
Managers AMG FQ Tax-Managed U.S. Equity Fund
Class A Shares
Based on Actual Fund Return	1.24%	$1,000	$1,094	$6.54
Hypothetical (5% return before expenses)	1.24%	$1,000	$1,019	$6.31
Class C Shares
Based on Actual Fund Return	1.99%	$1,000	$1,085	$10.46
Hypothetical (5% return before expenses)	1.99%	$1,000	$1,015	$10.11
Institutional Class Shares
Based on Actual Fund Return	0.99%	$1,000	$1,097	$5.23
Hypothetical (5% return before expenses)	0.99%	$1,000	$1,020	$5.04
Managers AMG FQ U.S. Equity Fund
Class A Shares
Based on Actual Fund Return	1.04%	$1,000	$1,107	$5.52
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.30
Class C Shares
Based on Actual Fund Return	1.79%	$1,000	$1,099	$9.47
Hypothetical (5% return before expenses)	1.79%	$1,000	$1,016	$9.10
Institutional Class Shares
Based on Actual Fund Return	0.79%	$1,000	$1,111	$4.20
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.02
Managers AMG FQ Global Alternatives Fund
Class A Shares
Based on Actual Fund Return	1.93%	$1,000	$909	$9.29
Hypothetical (5% return before expenses)	1.93%	$1,000	$1,015	$9.80
Class C Shares
Based on Actual Fund Return	2.49%	$1,000	$904	$11.95
Hypothetical (5% return before expenses)	2.49%	$1,000	$1,013	$12.63
Service Class Shares
Based on Actual Fund Return	1.64%	$1,000	$911	$7.90
Hypothetical (5% return before expenses)	1.64%	$1,000	$1,017	$8.34
Institutional Class Shares
Based on Actual Fund Return	1.49%	$1,000	$913	$7.18
Hypothetical (5% return before expenses)	1.49%	$1,000	$1,017	$7.58
Managers AMG FQ Global Essentials Fund
Investor Class Shares
Based on Actual Fund Return	1.49%	$1,000	$1,051	$7.70
Hypothetical (5% return before expenses)	1.49%	$1,000	$1,018	$7.58
Service Class Shares
Based on Actual Fund Return	1.12%	$1,000	$1,054	$5.80
Hypothetical (5% return before expenses)	1.12%	$1,000	$1,020	$5.70
Institutional Class Shares
Based on Actual Fund Return	0.99%	$1,000	$1,056	$5.13
Hypothetical (5% return before expenses)	0.99%	$1,000	$1,020	$5.04

*   Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

4

Managers AMG FQ Tax-Managed U.S. Equity Fund

Portfolio Manager’s Comments

For the fiscal year ended October 31, 2011, the Managers AMG FQ Tax-Managed U.S. Equity Fund (Class A Shares at NAV) returned 9.40%, compared to 7.90% for its benchmark, the Russell 3000® Index. Please refer to the table on page 6 for returns for various classes of shares.

Equities within the U.S. posted solid gains for the prior 12 months despite several significant macroeconomic headwinds that threatened to pull both the U.S. and global economies into another recession. At the start of this period, U.S. equity investors largely ignored significant events such as the devastating effects of the Japanese earthquake and its aftermath, and the resulting supply chain disruptions to several sectors. The mood changed, however, heading into the summer months as the stalemate in Washington around the U.S. debt ceiling debate along with increasing fears about European sovereign debt contagion created considerable angst amongst investors, who quickly fled equities for the safety of U.S. Treasuries and other assets perceived as higher quality. This reversed, somewhat, in October as risk aversion began to ease amid optimism that the European debt crisis could be contained. For the entire one-year period ended October 31, 2011, U.S. large-cap stocks outperformed their smaller-cap brethren with the Russell 1000® (large cap), Russell 2000® (small cap), Russell 3000® (all cap), and the Russell Microcap® Indexes returning 8.0%, 6.7%, 7.9%, and 2.1%, respectively.

The Fund delivered positive absolute and relative returns for the prior fiscal year. Relative to the benchmark, style tilts driven by top-down models added value while the Fund’s bottom-up models added value via solid stock selection throughout the course of the year as well. Until market turmoil began in earnest in August, the fiscal year was characterized by a number of factors favored by the Fund’s models contributing positively to performance. In August through September, higher quality factors added to value as investors sought safety. Throughout the year, stock selection was strongest for the Fund within the consumer discretionary, financials, and health care sectors. Meanwhile, sector positioning also contributed to the positive relative performance. The largest contributor was an underweight to the underperforming financials sector, which was the only sector to post a negative return for this period.

The Fund’s subadvisor, First Quadrant L.P. (“First Quadrant”), continues to remain cautiously optimistic about the outlook for U.S. equities. To minimize risk relative to the benchmark, the Fund maintains only modest sector deviations from the benchmark. Currently, the largest industry underweight is to food and beverages. This is driven by relative inefficiency in this industry as captured by the Fund’s Industry Rotation model. The largest overweight currently is to the specialty retail industry and is the result of both momentum and growth expectations for this industry. Within the financials sectors, the model has tilted away from banks and the asset management industry due to negative momentum and long-term growth expectations. The largest investment style tilts in the Portfolio are overweights to Earnings Yield and Momentum. All of these positions have, however, decreased in magnitude towards the end of the fiscal year. As a tax advantaged strategy, the Portfolio is managed to seek positive pre-tax and after-tax alpha. For this reason, First Quadrant employs tax-aware optimization which uses losses to offset gains as the Portfolio is repositioned. Currently most of the Portfolio is locked up in gains; however, the Fund continues to maintain a large tax loss carry-forward, all of which will expire by 2017.

Cumulative Total Return Performance

Managers AMG FQ Tax-Managed U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 3000® Index is composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses. The chart on page 6 illustrates the performance of a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on October 31, 2001 to a $10,000 investment made in the Russell 3000® Index for the same time periods. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

5

Managers AMG FQ Tax-Managed U.S. Equity Fund Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annual total returns for the Managers AMG FQ Tax-Managed U.S. Equity Fund since inception through October 31, 2011 and the Russell 3000® Index for the same time periods.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers AMG FQ Tax- Managed U.S. Equity Fund[2,5,6]
No Load Before Tax:
Institutional Class	9.70%	0.09%	4.87%	3.37%	12/18/00
Class A*	9.40%	(0.08)%	—	1.12%	03/01/06
Class C*	8.52%	(0.82)%	—	0.35%	03/01/06
Russell 3000® Index[4]	7.90%	0.55%	4.37%	2.10%	12/18/00	†
No Load After Tax on Distributions[3]
Institutional Class	9.63%	(0.01)%	4.76%	3.27%	12/18/00
Class A*	9.39%	(0.13)%	—	1.07%	03/01/06
Class C*	8.52%	(0.83)%	—	0.34%	03/01/06
No Load After Tax on Distributions & sale of shares[3]
Institutional Class	6.39%	0.05%	4.21%	2.89%	12/18/00
Class A*	6.13%	(0.08)%	—	0.94%	03/01/06
Class C*	5.54%	(0.70)%	—	0.30%	03/01/06
With Load Before Tax:
Class A*	3.12%	(1.26)%	—	0.07%	03/01/06
Class C*	7.52%	(0.82)%	—	0.35%	03/01/06
With Load After Tax on Distributions[3]
Class A*	3.10%	(1.31)%	—	0.02%	03/01/06
Class C*	7.52%	(0.83)%	—	0.34%	03/01/06
With Load After Tax on Distributions & sale of shares[3]
Class A*	2.04%	(1.08)%	—	0.05%	03/01/06
Class C*	4.89%	(0.70)%	—	0.30%	03/01/06

*	Class A and Class C shares commenced operations on March 1, 2006.

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

†      Date reflects the inception date of the Fund’s Institutional Class shares, not the index.

[1]         Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2011. All returns are in U.S. dollars($).

[2]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(K) plans or individual retirement accounts.

[4]         The Russell 3000® Index is a market-capitalization weighted index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The returns shown for the Index reflect no deduction for fees, expenses, or taxes. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses.

[5]         The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large-capitalization companies are out of favor. Although the Fund is managed to minimize taxable distributions, it may not be able to avoid taxable distributions.

[6]         Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.

The Russell 3000® Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Managers AMG FQ Tax-Managed U.S. Equity Fund Fund Snapshots October 31, 2011

Portfolio Breakdown

Industry	Managers AMG FQ Tax-Managed U.S. Equity Fund**	Russell 3000® Index
Information Technology	25.1%	18.9%

Consumer Discretionary	14.4%	11.8%

Financials	12.5%	15.1%

Health Care	12.4%	11.6%

Energy	11.1%	11.3%

Consumer Staples	9.0%	9.5%

Industrials	7.5%	11.2%

Materials	4.2%	4.1%

Utilities	3.0%	3.8%

Telecommunication Services	1.0%	2.7%

Other Assets and Liabilities	(0.2)%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Apple, Inc.*	3.7%

International Business Machines Corp.*	3.6

Chevron Corp.*	3.5

Exxon Mobil Corp.	2.3

DIRECTV, Class A*	2.2

Philip Morris International, Inc.	2.0

Berkshire Hathaway, Inc., Class B*	1.9

Biogen Idec, Inc.	1.9

Dillard’s, Inc., Class A*	1.9

ConocoPhillips Co.*	1.8

Top Ten as a Group	24.8%

*	Top Ten Holding at April 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

Managers AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments

October 31, 2011

	Shares		Value
Common Stocks - 100.2%
Consumer Discretionary - 14.4%
Apollo Group, Inc., Class A*	5,400		$255,690
Bed Bath & Beyond, Inc.*	6,400		395,776
Capella Education Co.*	1,200		41,772
Coinstar, Inc.*	4,600	[2]	219,604
Dillard’s, Inc., Class A	15,000		772,950
DIRECTV, Class A*	19,800		900,108
Discovery Communications, Inc., Class A*	8,800		382,448
DISH Network Corp., Class A*	9,400		227,198
Ford Motor Co.*	35,400		413,472
ITT Educational Services, Inc.*	3,600	[2]	223,056
Knology, Inc.*	37,400		535,942
Libbey, Inc.*	3,800		48,108
Liberty Global, Inc., Class A*	18,400		739,312
Nike, Inc.	2,200		211,970
Scripps Networks Interactive, Inc., Class A	2,200		93,456
Target Corp.	2,000		109,500
TRW Automotive Holdings Corp.*	9,800		412,580
Total Consumer Discretionary			5,982,942
Consumer Staples - 9.0%
Brown-Forman Corp., Class B	1,400		104,622
Coca-Cola Co., The	1,000		68,320
CVS Caremark Corp.	4,800		174,240
Estee Lauder Co., Class A	3,000		295,350
Hansen Natural Corp.*	1,800		160,362
Kroger Co., The	14,600		338,428
Lorillard, Inc.	400		44,264
Philip Morris International, Inc.	12,000		838,440
Procter & Gamble Co., The	4,600		294,354
Smithfield Foods, Inc.*	10,600		242,316
Spartan Stores, Inc.	7,400		126,688
Tyson Foods, Inc., Class A	10,200		196,860
Village Super Market, Inc., Class A	1,200		34,032
Wal-Mart Stores, Inc.	7,400		419,728
Whole Foods Market, Inc.	5,600		403,872
Total Consumer Staples			3,741,876
Energy - 11.1%
Apache Corp.	4,800		478,224
Chevron Corp.	13,800		1,449,690
ConocoPhillips Co.	11,000		766,150
Exxon Mobil Corp.	12,200		952,698
Hess Corp.	6,600		412,896

	Shares		Value
Marathon Petroleum Corp.	4,700		$168,730
Occidental Petroleum Corp.	4,000		371,760
Total Energy			4,600,148
Financials - 12.5%
American Financial Group, Inc.	6,400		229,312
American Safety Insurance Holdings, Ltd.*	10,600		216,346
Arch Capital Group, Ltd.*	13,200		474,804
Bank of the Ozarks, Inc.	19,200		477,504
Berkshire Hathaway, Inc., Class A*	1		116,950
Berkshire Hathaway, Inc., Class B*	10,287		800,946
Capital One Financial Corp.	2,000		91,320
Chubb Corp., The	2,200		147,510
Discover Financial Services	2,000		47,120
FBL Financial Group, Inc., Class A	6,800		222,020
First Cash Financial Services, Inc.*	4,000		166,000
First Citizens BancShares, Inc., Class A	1,000		163,050
Franklin Resources, Inc.	600		63,978
Invesco Mortgage Capital, Inc.	1,600		25,248
JPMorgan Chase & Co.	10,400		361,504
KeyCorp	25,800		182,148
Nara Bancorp, Inc.*	26,000		220,480
PNC Financial Services Group, Inc., The	8,400		451,164
SunTrust Banks, Inc.	15,600		307,788
World Acceptance Corp.*	6,800	[2]	460,020
Total Financials			5,225,212
Health Care - 12.4%
AmerisourceBergen Corp.	8,600		350,880
Atrion Corp.	200		45,000
Biogen Idec, Inc.*	6,800		791,248
Express Scripts, Inc.*	9,000		411,570
Gilead Sciences, Inc.*	2,200		91,652
HealthSouth Corp.*	7,000		123,620
Humana, Inc.	7,800		662,142
Johnson & Johnson	3,200		206,048
McKesson Corp.	5,000		407,750
Medicis Pharmaceutical Corp., Class A	6,400		245,056
Par Pharmaceutical Co., Inc.*	10,800		330,480
Pfizer, Inc.	5,200		100,152
PSS World Medical, Inc.*	4,400		97,900
UnitedHealth Group, Inc.	13,800		662,262
Varian Medical Systems, Inc.*	3,000		176,160
Warner Chilcott, Ltd., Class A*	18,200		329,784
WellPoint, Inc.	1,600		110,240
Total Health Care			5,141,944

The accompanying notes are an integral part of these financial statements.

8

Managers AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 7.5%
Alaska Airgroup, Inc.*	6,200	$412,486
AMERCO*	1,600	121,136
Cummins, Inc.	3,800	377,834
DXP Enterprises, Inc.*	5,400	134,892
FedEx Corp.	3,600	294,588
General Electric Co.	7,600	126,996
Kadant, Inc.*	5,400	116,910
M&F Worldwide Corp.*	9,400	232,744
Nordson Corp.	1,000	46,370
Park-Ohio Holdings Corp.*	3,200	51,776
Sauer-Danfoss, Inc.*	8,200	317,504
TriMas Corp.*	13,800	268,962
Union Pacific Corp.	3,800	378,366
United Technologies Corp.	3,000	233,940
Total Industrials		3,114,504
Information Technology - 25.1%
Apple, Inc.*	3,800	1,538,163
Dell, Inc.*	24,800	392,088
Dolby Laboratories, Inc., Class A*	10,600	309,944
EMC Corp.*	4,600	112,746
Global Payments, Inc.	7,400	339,808
Google, Inc.*	1,200	711,168
Intel Corp.	25,800	633,132
International Business Machines Corp.	8,000	1,477,040
Intuit, Inc.*	7,800	418,626
MasterCard, Inc., Class A	1,600	555,584
Microsoft Corp.	15,200	404,776
NCI, Inc., Class A*	3,800	51,870
NeuStar, Inc., Class A*	12,800	406,912
Newport Corp.*	18,800	260,380
Oracle Corp.	19,600	642,292
PC Connection, Inc.*	13,600	113,560
Rudolph Technologies, Inc.*	17,200	126,764
SAIC, Inc.*	7,800	96,954

	Shares	Value
Texas Instruments, Inc.	21,000	$645,330
TIBCO Software, Inc.*	20,600	595,134
Visa, Inc., Class A	5,800	540,908
Vishay Intertechnology, Inc.*	7,400	79,550
Total Information Technology		10,452,729
Materials - 4.2%
CF Industries Holdings, Inc.	2,200	356,994
Domtar Corp.	5,000	409,550
Freeport McMoRan Copper & Gold, Inc., Class B	15,200	611,952
Graphic Packaging Holding Co.*	44,500	196,690
KapStone Paper and Packaging Corp.*	11,400	186,960
Total Materials		1,762,146
Telecommunication Services - 1.0%
American Tower Corp., Class A*	800	44,080
AT&T, Inc.	6,800	199,308
U.S. Cellular Corp.*	4,400	175,428
Total Telecommunication Services		418,816
Utilities - 3.0%
AES Corp., The*	7,000	78,540
El Paso Electric Co.	16,600	531,698
NRG Energy, Inc.*	6,000	128,520
Southwest Gas Corp.	12,800	505,344
Total Utilities		1,244,102
Total Common Stocks (cost $32,565,872)		41,684,419
Short-Term Investments - 2.2%[1]
BNY Mellon Overnight Government Fund, 0.10%[3]	820,542	820,542
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%	99,081	99,081
Total Short-Term Investments (cost $919,623)		919,623
Total Investments - 102.4% (cost $33,485,495)		42,604,042
Other Assets, less Liabilities - (2.4)%		(1,003,061)
Net Assets - 100.0%		$41,600,981

The accompanying notes are an integral part of these financial statements. 9

Managers AMG FQ U.S. Equity Fund

Portfolio Manager’s Comments

For the fiscal year ended October 31, 2011, the Managers AMG FQ U.S. Equity Fund (Class A Shares at NAV) returned 10.72%, compared to 7.90% for its benchmark, the Russell 3000® Index. Please refer to the table on page 11 for returns for various classes of shares.

Equities within the U.S. posted solid gains for the prior 12 months despite several significant macroeconomic headwinds that threatened to pull both the U.S. and global economies into another recession. At the start of this period, U.S. equity investors largely ignored significant events such as the devastating effects of the Japanese earthquake and its aftermath and the resulting supply chain disruptions to several sectors. The mood changed, however, heading into the summer months as the stalemate in Washington around the U.S. debt ceiling debate along with increasing fears about European sovereign debt contagion created considerable angst amongst investors who quickly fled equities for the safety of U.S. Treasuries and other assets perceived as higher quality. This reversed, somewhat, in October as risk aversion began to ease amid optimism that the European debt crisis could be contained. For the entire one-year period ended October 31, 2011, U.S. large-cap stocks outperformed their smaller-cap brethren with the Russell 1000® (large cap), Russell 2000® (small cap), Russell 3000® (all cap), and the Russell Microcap® Indexes returning 8.0%, 6.7%, 7.9%, and 2.1%, respectively.

The Fund delivered positive absolute and relative returns for the prior fiscal year. Relative to the benchmark, style tilts driven by top-down models added value while the Fund’s bottom-up models added value via solid stock selection throughout the course of the year as well. Until market turmoil began in earnest in August, the fiscal year was characterized by a number of factors favored by the Fund’s models contributing positively to performance. In August through September, higher-quality factors added to value as investors sought safety. Throughout the year, stock selection was strongest for the Fund within the financials and health care sectors. Meanwhile, sector positioning also contributed to the positive relative performance. The largest contributor was an

underweight to the underperforming financials sector, which was the only sector to post a negative return for this period.

The Fund’s subadvisor, First Quadrant L.P. (“First Quadrant”), continues to remain cautiously optimistic about the outlook for U.S. equities. To minimize risk relative to the benchmark, the Fund maintains only modest sector deviations from the benchmark. Currently, the largest industry underweight is to food and beverages. This is driven by relative inefficiency in this industry as captured by the Fund’s Industry Rotation model. The largest overweight currently is to the specialty retail industry and is the result of both momentum and growth expectations for this industry. Within the financials sectors, the model has tilted away from banks and the asset management industry due to negative momentum and long-term growth expectations. The largest investment style tilts in the Portfolio are overweights to Earnings Yield and Momentum and an underweight to Size. All of these positions have, however, decreased in magnitude towards the end of the fiscal year.

Cumulative Total Return Performance

Managers AMG FQ U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 3000® Index is composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses. The chart on page 11 illustrates the performance of a hypothetical $10,000 investment made in the Institutional Class Shares of the Fund on October 31, 2001 to a $10,000 investment made in the Russell 3000® Index for the same time periods. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

10

Managers AMG FQ U.S. Equity Fund Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annual total returns for the Managers AMG FQ U.S. Equity Fund since inception through October 31, 2011, and the Russell 3000® Index for the same time periods.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers AMG FQ U.S. Equity Fund[2,4,5]
No Load:
Institutional Class	11.12%	0.29%	4.23%	7.17%	08/14/92
Class A*	10.72%	0.01%	—	1.70%	03/01/06
Class C*	9.94%	(0.73)%	—	1.00%	03/01/06
Russell 3000® Index[33]	7.90%	0.55%	4.37%	8.25%	08/31/92

With Load:
Class A*	4.33%	(1.17)%	—	0.64%	03/01/06
Class C*	8.94%	(0.73)%	—	1.00%	03/01/06

*	Class A and Class C shares commenced operations on March 1, 2006.

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

The listed returns for the Fund are net of expenses and the returns of the Index exclude expenses. The “Since Inception” return for the Index is from the inception of the Fund’s Institutional Class shares. Performance differences among the share classes are due to the differences in sales charge structures and class expenses. Load performance: maximum sales charge on Class A shares is 5.75% and Class C shares held for less than one year are subject to a 1.0% contingent deferred sales charge (CDSC).

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2011. All returns are in U.S. dollars($).

[2]         From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]          Performance for the Russell 3000® Index reflects an inception date of August 31, 1992. The Russell 3000® Index is a market-capitalization weighted index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The returns shown for the Index reflect no deduction for fees, expenses, or taxes. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses.

[4]         The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large-capitalization companies are out of favor. Also, the Fund may invest in derivatives; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[5]         Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.

The Russell 3000® Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

11

Managers AMG FQ U.S. Equity Fund Fund Snapshots October 31, 2011

Portfolio Breakdown

Industry	Managers AMG FQ U.S. Equity Fund**	Russell 3000® Index
Information Technology	21.0%	18.9%

Financials	14.8%	15.1%

Consumer Discretionary	13.1%	11.8%

Health Care	11.3%	11.6%

Energy	10.8%	11.3%

Consumer Staples	9.5%	9.5%

Industrials	9.2%	11.2%

Materials	3.9%	4.1%

Utilities	3.4%	3.8%

Telecommunication Services	2.2%	2.7%

Other Assets and Liabilities	0.8%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Exxon Mobil Corp.*	3.4%

Apple, Inc.	3.3

International Business Machines Corp.*	2.3

Chevron Corp.*	2.2

Microsoft Corp.*	2.1

AT&T, Inc.*	2.0

Google, Inc.	1.8

Intel Corp.*	1.6

Philip Morris International, Inc.*	1.6

ConocoPhillips Co.*	1.4

Top Ten as a Group	21.7%

*	Top Ten Holding at April 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

12

Managers AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments

October 31, 2011

	Shares		Value
Common Stocks - 99.2%
Consumer Discretionary - 13.1%
Aaron’s, Inc.	5,000		$133,800
Ameristar Casinos, Inc.	15,400		284,900
Bed Bath & Beyond, Inc.*	6,200		383,408
Best Buy Co., Inc.	14,200		372,466
Capella Education Co.*	4,600		160,126
Cato Corp., The, Class A	1,800		46,134
CBS Corp., Class B	9,800		252,938
Coach, Inc.	800		52,056
Coinstar, Inc.*	6,400	[2]	305,536
DIRECTV, Class A*	2,400		109,104
Discovery Communications, Inc., Class A*	8,800		382,448
DISH Network Corp., Class A*	12,800		309,376
DSW, Inc.*	3,000		157,020
Expedia, Inc.	7,400		194,324
Harman International Industries, Inc.	1,600		69,056
Home Depot, Inc., The	9,600		343,680
HSN, Inc.	1,200		42,804
Hyatt Hotels Corp., Class A*	1,800		66,942
International Game Technology	12,400		218,116
McDonald’s Corp.	800		74,280
News Corp., Inc., Class A	26,200		459,024
Nike, Inc.	4,800		462,480
NutriSystem, Inc.	2,600		32,136
Papa John’s International, Inc.*	1,600		54,016
PetSmart, Inc.	3,200		150,240
Sally Beauty Holdings, Inc.*	7,000		134,330
Scripps Networks Interactive, Inc., Class A	8,200		348,336
Sotheby’s	1,400		49,308
Town Sports International Holdings, Inc.*	7,000		60,760
True Religion Apparel, Inc.*	800		27,136
Weight Watchers International, Inc.	3,800		283,556
Wynn Resorts, Ltd.	800		106,240
Total Consumer Discretionary			6,126,076
Consumer Staples - 9.5%
Brown-Forman Corp., Class B	3,800		283,974
Central Garden & Pet Co., Class A*	7,800		68,562
Church & Dwight Co., Inc.	3,600		159,048
Coca-Cola Co., The	2,200		150,304
ConAgra Foods, Inc.	7,400		187,442
Costco Wholesale Corp.	1,600		133,200
Estee Lauder Co., Class A	2,600		255,970

	Shares		Value
Herbalife, Ltd.	2,400		$149,664
Kroger Co., The	16,400		380,152
Lorillard, Inc.	3,200		354,112
Philip Morris International, Inc.	10,800		754,596
Procter & Gamble Co., The	9,000		575,910
Revlon, Inc., Class A*	4,400		64,812
Walgreen Co.	12,600		418,320
Wal-Mart Stores, Inc.	2,400		136,128
Whole Foods Market, Inc.	5,200		375,024
Total Consumer Staples			4,447,218
Energy - 10.8%
Chevron Corp.	10,000		1,050,500
ConocoPhillips Co.	9,400		654,710
Exxon Mobil Corp.	20,600		1,608,654
Halliburton Co.	2,200		82,192
Helix Energy Solutions Group, Inc.*	6,000		108,360
Helmerich & Payne, Inc.	6,600		350,988
Occidental Petroleum Corp.	6,400		594,816
RPC, Inc.	8,600	[2]	159,702
VAALCO Energy, Inc.*	13,000		88,530
Valero Energy Corp.	13,400		329,640
Total Energy			5,028,092
Financials - 14.8%
Aflac, Inc.	9,200		414,828
American Express Co.	10,400		526,448
Apartment Investment and Management Co.	5,400		133,218
Bank of America Corp.	33,800		230,854
Berkshire Hathaway, Inc., Class B*	5,200		404,872
Calamos Asset Management, Inc., Class A	4,200		52,458
CBOE Holdings, Inc.	3,000		78,390
Chubb Corp., The	6,000		402,300
Citigroup, Inc.	9,800		309,582
Discover Financial Services	14,800		348,688
Dynex Capital, Inc.	21,000		183,960
FBL Financial Group, Inc., Class A	1,800		58,770
Franklin Resources, Inc.	3,800		405,194
Goldman Sachs Group, Inc.	1,800		197,190
Hospitality Properties Trust	7,600		182,628
JPMorgan Chase & Co.	13,200		458,832
KeyCorp	51,400		362,884
Moody’s Corp.	6,600		234,234
Morgan Stanley	5,200		91,728
Nara Bancorp, Inc.*	6,200		52,576

The accompanying notes are an integral part of these financial statements. 13

Managers AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 14.8% (continued)
NASDAQ OMX Group, Inc., The*	5,000	$125,250
Newcastle Investment Corp.	19,200	88,128
Principal Financial Group	4,400	113,432
Public Storage, Inc.	1,600	206,480
Rayonier, Inc.	8,800	367,224
Republic Bancorp, Inc., Class A	5,200	105,768
SunTrust Banks, Inc.	10,400	205,192
Torchmark Corp.	2,800	114,604
Two Harbors Investment Corp.	2,600	24,310
Wells Fargo & Co.	16,400	424,924
Total Financials		6,904,946
Health Care - 11.3%
Aetna, Inc.	2,800	111,328
AmerisourceBergen Corp.	8,000	326,400
ArthroCare Corp.*	5,200	156,780
Biogen Idec, Inc.*	2,400	279,264
Bristol-Myers Squibb Co.	15,800	499,122
Cantel Medical Corp.	3,800	104,880
Celgene Corp.*	1,000	64,830
Chemed Corp.	1,400	83,104
Eli Lilly and Co.	12,000	445,920
Express Scripts, Inc.*	600	27,438
Forest Laboratories, Inc.*	11,400	356,820
Gilead Sciences, Inc.*	1,200	49,992
Johnson & Johnson	4,800	309,072
McKesson Corp.	4,400	358,820
Medicines Co., The*	3,600	67,392
Medtronic, Inc.	2,800	97,272
Orthofix International NV*	2,200	77,242
Pfizer, Inc.	13,200	254,232
Providence Service Corp.*	4,200	52,500
Sirona Dental Systems, Inc.*	2,000	95,800
UnitedHealth Group, Inc.	10,600	508,694
Varian Medical Systems, Inc.*	5,200	305,344
ViroPharma, Inc.*	5,800	117,392
Warner Chilcott, Ltd., Class A*	14,000	253,680
WellPoint, Inc.	4,000	275,600
Total Health Care		5,278,918
Industrials - 9.2%
3M Co.	600	47,412
Alaska Airgroup, Inc.*	5,000	332,650
AMERCO*	4,200	317,982

	Shares		Value
Applied Industrial Technologies, Inc.	10,600		$356,372
Caterpillar, Inc.	3,600		340,056
Chicago Bridge & Iron Co., N.V.	2,800		102,424
CSX Corp.	1,400		31,094
Cummins, Inc.	4,200		417,606
GenCorp, Inc.*	11,000		53,460
General Electric Co.	16,000		267,360
Grainger (W.W.), Inc.	2,200		376,882
HEICO Corp.	5,400	[2]	307,908
MSC Industrial Direct Co., Class A	600		40,806
NACCO Industries, Inc., Class A	1,400		114,940
Nordson Corp.	4,000		185,480
Norfolk Southern Corp.	600		44,394
Sauer-Danfoss, Inc.*	7,400		286,528
Union Pacific Corp.	5,000		497,850
United Parcel Service, Inc., Class B	1,000		70,240
United Technologies Corp.	1,200		93,576
Total Industrials			4,285,020
Information Technology - 21.0%
Apple, Inc.*	3,800		1,538,164
Applied Materials, Inc.	27,200		335,104
Broadridge Financial Solutions, Inc.	7,600		169,100
Dell, Inc.*	21,000		332,010
Dolby Laboratories, Inc., Class A*	10,400		304,096
Google, Inc.*	1,400		829,696
Hewlett-Packard Co.	17,200		457,692
Intel Corp.	31,200		765,648
International Business Machines Corp.	5,800		1,070,854
Intuit, Inc.*	5,000		268,350
Kemet Corp.*	7,800		71,916
KLA-Tencor Corp.	2,700		127,143
Littelfuse, Inc.	6,000		293,760
MasterCard, Inc., Class A	1,200		416,688
Microsoft Corp.	36,400		969,332
NeuStar, Inc., Class A*	4,200		133,518
Newport Corp.*	10,600		146,810
Oracle Corp.	14,800		484,996
QUALCOMM, Inc.	4,600		237,360
ValueClick, Inc.*	7,200		126,720
Visa, Inc., Class A	5,200		484,952
VMware, Inc. Class A*	800		78,200
Western Digital Corp.*	800		21,312
Western Union Co., The	8,200		143,254
Total Information Technology			9,806,675

The accompanying notes are an integral part of these financial statements. 14

Managers AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 3.9%
Buckeye Technologies, Inc.	1,000	$30,240
CF Industries Holdings, Inc.	2,200	356,994
Domtar Corp.	4,400	360,404
Eastman Chemical Co.	3,200	125,728
Freeport McMoRan Copper & Gold, Inc., Class B	11,600	467,016
International Paper Co.	11,400	315,780
LSB Industries, Inc.*	2,000	70,860
Mosaic Co., The	1,800	105,408
Total Materials		1,832,430
Telecommunication Services - 2.2%
AT&T, Inc.	31,400	920,334
NII Holdings, Inc., Class B*	3,200	75,296
Telephone & Data Systems, Inc.	2,000	46,360
Total Telecommunication Services		1,041,990
Utilities - 3.4%
Alliant Energy Corp.	2,000	81,560
American Electric Power Co., Inc.	9,000	353,520

	Shares	Value
Entergy Corp.	2,400	$166,008
Exelon Corp.	1,000	44,390
NiSource, Inc.	15,600	344,604
Portland General Electric Co.	3,400	83,436
Public Service Enterprise Group, Inc.	11,400	384,180
Southwest Gas Corp.	3,200	126,336
Total Utilities		1,584,034
Total Common Stocks (cost $43,777,486)		46,335,399
Short-Term Investments - 1.8%[1]
BNY Mellon Overnight Government Fund, 0.10%[3]	680,965	680,965
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%	175,692	175,692
Total Short-Term Investments (cost $856,657)		856,657
Total Investments - 101.0% (cost $44,634,143)		47,192,056
Other Assets, less Liabilities - (1.0)%		(456,019)
Net Assets - 100.0%		$46,736,037

The accompanying notes are an integral part of these financial statements.

15

Managers AMG FQ Global Alternatives Fund

Portfolio Manager’s Comments

The Managers AMG FQ Global Alternatives Fund delivered negative returns for the past fiscal year ended October 31, 2011. The Fund (Class A shares at NAV) returned -9.09% while the benchmark, the Citigroup 1-Month Treasury Bill Index, returned 0.08% during this time period. Please refer to the table on page 17 for the returns of the other share classes.

Global capital markets continued to rally over the prior fiscal year although not without considerable volatility, particularly during the summer months as global sovereign debt concerns distressed markets worldwide. For the entire one-year period ended October 31, 2011, U.S. large-cap stocks outperformed their smaller-cap brethren with the Russell 1000® (large cap), Russell 2000® (small cap), Russell 3000® (all cap), and the Russell Microcap® Indices returning 8.0%, 6.7%, 7.9%, and 2.1%, respectively. International developed-market stocks underperformed their domestic counterparts by a wide margin primarily due to ongoing concerns about the sovereign debt market in continental Europe. The MSCI EAFE Index returned -4.1% during this period. Meanwhile, REITs outperformed most domestic U.S. equities, returning 11.7%. Fixed-income securities also enjoyed solid returns for the prior fiscal year as the Barclays Capital U.S. Aggregate and the Barclays Capital Global Aggregate ex-U.S. Indexes returned 5.0% and 4.1%, respectively. Lower-quality securities posted results in line with their higher-quality counterparts, returning 5.2% as measured by the Barclays Capital U.S. Corporate High Yield Index.

During this period, the Global Alternatives Fund’s disappointing performance was primarily driven by select positions within its currency and bond country selection strategies. In particular, performance was challenging in both December of 2010 and August of 2011 although both months were followed by positive performance in the following month largely driven by the same positions that were out of favor in the prior month. Within the currency strategy, the short Swiss Franc and long U.K. Pound Sterling positions had difficult performance at the end of 2010. Increased demand for commodities largely driven by China led to a sharp appreciation in the Australian Dollar in December although this was quickly reversed in the first several weeks of January. In July and August, a sharp appreciation in the Swiss Franc was detrimental to performance as the Fund had lengthened its short position to the currency due to a number of factors pointing to it becoming significantly overvalued in the months prior. A sharp reversal occurred in the

Swiss Franc as it depreciated quickly in the following weeks causing the short position to begin adding value within this strategy towards the end of the third quarter. The Fund’s stock country and asset class selection strategies did not present significant opportunities throughout the course of the year and their modestly positive performance was not enough to offset the negative performance, particularly within the currency strategy.

The tactical risk allocation in the Fund currently finds the most compelling opportunities within the currency and bond country selection strategies. Within the currency strategy, the three largest positions are short positions to the Australian Dollar and the Swiss Franc and a long position to the U.K. Pound Sterling. Each of these positions has been in place for the past year and continues to present considerable opportunity for returns. Within the bond country selection strategy, the largest position is a short to the Australian bond market. While the bond country selection strategy continues to present opportunity, towards the end of the fiscal year valuation measures did bring a contraction of exposures. Within the stock country selection strategy, the Fund maintains long positions to the Netherlands, the U.K., and the U.S. and short positions to the Australian and Japanese equity markets. Finally, within the asset class selection strategy, the Fund maintains a long position to global equities and a short position to global bonds.

Cumulative Total Return Performance

Managers AMG FQ Global Alternatives Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Citigroup 1-Month U.S. Treasury Bill Index (“1-Month Treasury Index”) measures returns of 1-month treasury bills. Unlike the Fund, the 1-Month Treasury Index is unmanaged, is not available for investment, and does not incur expenses. The chart on page 17 illustrates the performance of a hypothetical $10,000 investment made in the Class A shares (with load) of the Fund on March 30, 2006 (commencement of operations), to a $10,000 investment made in the 1-Month Treasury Index for the same time period. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns for the Fund would have been lower had certain expenses not been reduced.

16

Managers AMG FQ Global Alternatives Fund Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annualized total returns for the Managers AMG FQ Global Alternatives Fund and the Citigroup 1-Month U.S. Treasury Bill Index since inception through October 31, 2011.

Average Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
Managers AMG FQ Global Alternatives Fund*[33,4,5,6,7]
No Load:
Class A	(9.09)%	1.06%	0.46%	03/30/06
Class C	(9.62)%	0.37%	(0.23)%	03/30/06
Service Class	(8.86)%	—	(3.39)%	01/01/10
Institutional Class	(8.67)%	—	(3.28)%	01/01/10
Citigroup 1-Month U.S. Treasury Bill Index[2]	0.08%	1.40%	1.75%	03/31/06
With Load:
Class A	(14.29)%	(0.12)%	(0.60)%	03/30/06
Class C	(10.52)%	0.37%	(0.23)%	03/30/06

*	Commencement of operations was March 30, 2006.

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2011. All returns are in U.S. dollars($).

[2]         Performance for the Citigroup 1-Month U.S. Treasury Bill Index reflects an inception date of March 31, 2006. The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Unlike the Fund, the Citigroup 1-Month U.S. Treasury Bill Index is unmanaged, is not available for investment, and does not incur expenses.

[3]          From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]         Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[5]          The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, and the risk that a fund could not close out a position when it would be most advantageous to do so. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S Dollar security when converted back to U.S Dollars.

[6]         Class C Shares convert to an equal dollar value of Class A Shares at the end of the tenth year after purchase.

[7]         Investments in foreign securities and currency instruments are subject to additional risks such as erratic market conditions, economic and political instability, and currency exchange rate fluctuations.

Not FDIC insured, nor bank guaranteed. May lose value.

17

Managers AMG FQ Global Essentials Fund

Portfolio Manager’s Comments

The Managers AMG FQ Global Essentials Fund delivered strong positive absolute and relative returns for the past fiscal year. The Fund (Investor Class shares at NAV) returned 5.06%, while its benchmark, which consists of 60% of the return of MSCI World (hedged) Index and 40% of the return of the Citigroup World Government Bond (hedged) Index, returned 0.12% during this time.

Global capital markets continued to rally over the prior fiscal year although not without considerable volatility, particularly during the summer months as global sovereign debt concerns distressed markets worldwide. For the entire one-year period ended October 31, 2011, U.S. large-cap stocks outperformed their smaller-cap brethren with the Russell 1000® (large cap), Russell 2000® (small cap), Russell 3000® (all cap), and the Russell Microcap® Indexes returning 8.0%, 6.7%, 7.9%, and 2.1%, respectively. International developed-market stocks underperformed their domestic counterparts by a wide margin primarily due to ongoing concerns about the sovereign debt market in continental Europe. The MSCI EAFE Index returned -4.1% during this period. Meanwhile, REITs outperformed most domestic U.S. equities, returning 11.7%. Fixed-income securities also enjoyed solid returns for the prior fiscal year as the Barclays Capital U.S. Aggregate and the Barclays Capital Global Aggregate ex-U.S. Indexes returned 5.0% and 4.1%, respectively. Lower-quality securities posted results in line with their higher quality counterparts, returning 5.2% as measured by the Barclays Capital U.S. Corporate High Yield Index.

The Fund’s strong relative performance versus its blended benchmark is attributable to not only solid protection during down markets but also to solid participation in up markets during the past fiscal year. The Fund’s equity exposures offered mixed results with positions in the U.S. contributing positively to performance, while non-U.S. developed and emerging market equities detracted from returns. Meanwhile, the Fund’s sovereign debt positions added to performance during the fiscal year. Finally, the Fund’s commodity positions offered mixed results with the Fund’s gold exposure continuing to act as an excellent diversifier to the Fund’s other commodity positions. During the year, the Fund began to use commodity exchange traded notes (ETNs) which are more directly related to the commodity markets. In addition, the Fund added allocations to high yield bonds during the year which are also a good diversifier to the rest of the Portfolio.

The First Quadrant Market Risk Index, (one of FQ’s proprietary investment tools) is currently measuring a “Very High Risk” environment as of the end of the fiscal year as, more recently, the VIX, a popular measure of the implied volatility of the S&P 500 Index, continues to remain high. This has led to a decrease in exposure to both equities and commodities and an increase in exposure to sovereign debt within the Fund.

Cumulative Total Return Performance

Managers AMG FQ Global Essentials Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. Managers AMG FQ Global Essentials Fund Composite Hedged Index (“Hedged Index”) and the Managers AMG FQ Global Essentials Fund Composite Unhedged Index (“Unhedged Index”) are comprised of 60% MSCI World Index and 40% Citigroup World Government Bond Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI World Index consists of 24 developed country indices. Unlike the Fund, the Composite Index is unmanaged, is not available for investment, and does not incur fees. All MSCI data is provided ‘as is.’ The chart on page 21 illustrates the performance of a hypothetical $10,000 investment made in the Institutional Class shares of the Fund on October 31, 2001, to a $10,000 investment made in the Hedged Index and the Unhedged Index for the same time period. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns for the Fund would have been lower had certain expenses not been reduced.

18

Managers AMG FQ Global Essentials Fund Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annualized total returns for the Managers AMG FQ Global Essentials Fund since inception through October 31, 2011, and the Managers AMG FQ Global Essentials Fund Composite Hedged and Unhedged Indexes from October 31, 2001 to October 31, 2011.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers AMG FQ Global Essentials Fund[2,3,4,5]
Investor Class	5.06%	—	—	9.38%	01/01/10
Service Class	5.44%	—	—	9.73%	01/01/10
Institutional Class	5.62%	0.93%	4.35%	6.29%	11/18/88
Managers AMG FQ Global Essentials Fund Composite Hedged Index[6]	0.12%	(0.28)%	2.59%
Managers AMG FQ Global Essentials Fund Composite Unhedged Index[6]	3.02%	2.98%	6.19%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2011. All returns are in U.S. dollars($).

[2]

Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund.

[3]

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive and environmental conditions.

[4]         Because the Fund invests in exchange-traded funds (ETFs) which incur their own costs, investing in them could result in a higher cost to the investor. Additionally, the Fund will be indirectly exposed to all the risks of securities held by the ETFs.

[5]         Obligations of certain government agencies are not backed by the full faith and credit of the U.S. Government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support. Additionally, debt securities of the U.S. Government may be affected by changing interest rates and subject to prepayment risk.

[6]         The Fund’s index is comprised of 60% MSCI World Index and 40% Citigroup World Government Bond Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI World Index consists of 24 developed country indices. The Citigroup World Government Bond Index is a market capitalization weighted index consisting of the government bond markets. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. Unlike the Fund, the Composite Index is unmanaged, is not available for investment, and does not incur fees. All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

19

Managers AMG Funds Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At October 31, 2011, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Managers AMG FQ Tax-Managed U.S. Equity	$33,485,495	$9,874,264	($755,717)	$9,118,547
Managers AMG FQ U.S. Equity	44,775,505	3,995,012	(1,578,461)	2,416,551

*	Non-income-producing security.
[1]

Yield shown for each investment company below represents the October 31, 2011, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of October 31, 2011, amounting to:

Fund	Market Value	% of Net Assets
Managers AMG FQ Tax-Managed U.S. Equity	$775,116	1.9%
Managers AMG FQ U.S. Equity	651,791	1.4

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

The following table summarizes the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of October 31, 2011: (See Note 1(a) in the Notes to Financial Statements.) As of October 31, 2011, the securities in Managers AMG FQ Tax-Managed U.S. Equity were all Level 1 inputs.

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers AMG FQ U.S. Equity
Investments in Securities
Common Stocks†	$46,335,399	—	—	$46,335,399
Short-Term Investments	856,657	—	—	856,657

Total Investments in Securities	$47,192,056	—	—	$47,192,056

Financial Derivative Instruments - Assets††
Equity Contracts	$3,727	—	—	$3,727

†	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.
††	Derivative instruments, such as futures, forwards and swap contracts, are not reflected in the Schedules of Portfolio Investments, and are valued at the unrealized appreciation/depreciation of the instrument.

As of October 31, 2011, the Funds had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

20

Managers AMG Funds

Notes to Schedules of Portfolio Investments (continued)

All futures contracts are exchange traded unless otherwise noted. The open futures contracts as of October 31, 2011, were as follows:

(See Note 9 in the Notes to Financial Statements.)

Managers AMG FQ U.S. Equity
Type	Number of Contracts	Position	Expiration Date	Unrealized Gain
S&P 500 E-Mini Index	2	Long	12/16/11	$3,727

The following schedule shows the fair values of derivative instruments at October 31, 2011:

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Managers AMG FQ U.S. Equity	Equity contracts	Receivable for variation margin on futures	—	Payable for variation margin on futures	$3,160

As of October 31, 2011, the effect of derivative instruments on the Statement of Operations for Managers AMG FQ U.S Equity and the amount of realized gain/(loss) on derivatives recognized in income was as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
Managers AMG FQ U.S. Equity	Equity contracts	$36,566	—	$36,566

The change in unrealized gain/(loss) on derivatives recognized in income was as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
Managers AMG FQ U.S. Equity	Equity contracts	($15,995)	—	($15,995)

21

Managers AMG Funds

Statements of Assets and Liabilities

October 31, 2011

	FQ Tax-Managed U.S. Equity	FQ U.S. Equity
Assets:
Investments at value (including securities on loan valued at $775,116 and $651,791, respectively)*	$42,604,042	$47,192,056
Cash collateral for futures	—	77,000
Receivable for investments sold	—	2,222,484
Receivable for Fund shares sold	5,989	20,057
Dividends and other receivables	26,466	53,671
Receivable from affiliate	2,650	2,119
Prepaid expenses	17,822	14,799
Total assets	42,656,969	49,582,186
Liabilities:
Payable upon return of securities loaned	820,542	680,964
Payable for Fund shares repurchased	156,101	21,666
Payable for investments purchased	—	2,064,021
Payable for variation margin on futures	—	3,160
Accrued expenses:
Investment management and advisory fees	28,916	13,430
Administrative fees	—	9,529
Distribution fees Class A	634	2,653
Distribution fees Class C	2,293	457
Professional fees	30,091	29,895
Custodian fees	4,846	5,201
Other	12,565	15,173
Total liabilities	1,055,988	2,846,149
Net Assets	$41,600,981	$46,736,037
Net Assets Represent:
Paid-in capital	$61,281,052	$58,865,232
Undistributed net investment income	32,584	451,901
Accumulated net realized loss from investments and futures contracts	(28,831,202)	(15,142,736)
Net unrealized appreciation of investments and futures contracts	9,118,547	2,561,640
Net Assets	$41,600,981	$46,736,037
Class A Shares - Net Assets	$3,049,311	$12,965,873
Shares outstanding	223,728	1,147,017
Net asset value, offering and redemption price per share	$13.63	$11.30
Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% - maximum sales charge))	$14.46	$11.99
Class C Shares - Net Assets	$2,811,056	$520,129
Shares outstanding	212,117	46,432
Net asset value, offering and redemption price per share	$13.25	$11.20
Institutional Class Shares - Net Assets	$35,740,614	$33,250,035
Shares outstanding	2,632,692	2,921,079
Net asset value, offering and redemption price per share	$13.58	$11.38
* Investments at cost	$33,485,495	$44,634,143

The accompanying notes are an integral part of these financial statements.

22

Managers AMG FQ Global Alternatives Fund

Statement of Net Assets

October 31, 2011

	Principal Amount	Value
Assets:
Investments in Securities - 100.0%
U.S. Government Obligations - 10.4%[1,2]
U.S. Treasury Bills, 0.000%, 02/16/12	$1,000,000	$999,851
U.S. Treasury Bills, 0.023%, 03/08/12	28,625,000	28,622,452
U.S. Treasury Bills, 0.033%, 03/22/12	18,480,000	18,477,450

Total U.S. Government Obligations (cost $48,097,848)		48,099,753

	Shares
Exchange Traded Fund - 21.6%
S&P 500 SPDR Trust Series I (cost $85,756,855)	801,684	100,571,258
Short-Term Investments - 68.0%[4]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.10%[5,7]	140,861,049	140,861,049
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.11%	175,496,602	175,496,602

Total Short-Term Investments (cost $316,357,651)		316,357,651
Total Investments in Securities (cost $450,212,354)		465,028,662
Unrealized appreciation on forward foreign currency contracts		32,269,064
Receivable for variation margin on futures contracts		8,057,758
Receivable for Fund shares sold		1,576,674
Receivable from affiliate		269,765
Prepaid expenses		43,853
Interest and other receivables		11,904
Total assets		507,257,680
Liabilities:
Unrealized depreciation on forward foreign currency contracts		22,363,007
Payable for broker collateral on forward currency contracts		7,400,000
Payable for variation margin on futures contracts		6,844,383
Payable for Fund shares repurchased		4,262,850
Payable for foreign currency holdings		14,891
Accrued expenses:
Investment management and advisory fees		670,996
Administrative fees		99,991
Distribution fees Class A		77,322
Distribution fees Class C		24,340
Transfer agent fees		142,025
Professional fees		68,191
Custodian fees		18,026
Other		86,596
Total liabilities		42,072,618
Net Assets		$465,185,062

The accompanying notes are an integral part of these financial statements

23

Managers AMG FQ Global Alternatives Fund Statement of Net Assets (continued)

Value
Net Assets Represent:
Paid-in capital	$441,032,834
Undistributed net investment loss	(9,891,166)
Accumulated net realized gain from investments, futures and foreign currency transactions	3,060,098
Net unrealized appreciation of investments, futures and foreign currency translations	30,983,296
Net Assets	$465,185,062
Class A Shares - Net Assets	$362,659,033
Shares outstanding	38,991,593
Net asset value and redemption price per share	$9.30
Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% - maximum sales charge))	$9.87
Class C Shares - Net Assets	$27,611,101
Shares outstanding	3,062,036
Net asset value and redemption price per share	$9.02
Service Shares - Net Assets	$43,869,675
Shares outstanding	4,687,670
Net asset value and redemption price per share	$9.36
Institutional Shares - Net Assets	$31,045,253
Shares outstanding	3,311,424
Net asset value and redemption price per share	$9.38

The accompanying notes are an integral part of these financial statements. 24

Managers AMG FQ Global Essentials Fund Statement of Net Assets October 31, 2011

	Principal Amount	Value
Assets:
Investments in Securities - 105.3%
U.S. Government Obligations - 9.4%
U.S. Treasury Bills, 0.010%, 03/08/12[1,2] (cost $8,998,240)	$9,000,000	$8,999,280

Exchange Traded Funds - 34.7%	Shares
iShares Barclays TIPS Bond	164,617	19,176,234
iShares IBOXX High Yield Corporate Bond[3]	33,373	2,979,541
Jefferies TR/J CRB Global Commodity Equity Index[3]	30,190	1,375,456
Market Vectors, Gold Miners	16,449	967,695
Market Vectors, Hard Assets Producers[3]	39,199	1,415,084
SPDR DB International Government Inflation-Protected Bond[3]	75,584	4,465,503
Vanguard REIT[3]	49,792	2,894,907

Total Exchange Traded Funds (cost $32,291,489)		33,274,420
Exchange Traded Notes - 10.1%
Barclays Capital, Inc., iPath Dow Jones-UBS Copper Total Return Sub-Index, 10/22/37	29,897	1,402,169
Barclays Capital, Inc., iPath Dow Jones-UBS Grains Total Return Sub-Index, 10/22/37	27,560	1,252,602
Barclays Capital, Inc., iPath S&P GSCI Crude Oil Total Return Index, 08/07/36	43,860	1,029,833
Deutsche Bank AG, PowerShares DB Gold Double Long, 02/15/38	38,337	2,244,248
Swedish Export Credit Corp., ELEMENTS Linked to the Rogers International Commodity Index - Total Return, 10/24/22	429,559	3,754,346

Total Exchange Traded Notes (cost $10,161,981)		9,683,198
Short-Term Investments - 51.1%[4]
BNY Mellon Overnight Government Fund, 0.05%[6]	5,712,625	5,712,625
Dreyfus Cash Management Fund, Institutional Class Shares, 0.10%	18,203,073	18,203,073
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.11%	25,069,967	25,069,967

Total Short-Term Investments (cost $48,985,665)		48,985,665

Total Investments (cost $100,437,375)		100,942,563
Receivable for variation margin on futures contracts		810,701
Receivable for Fund shares sold		561,622
Receivable for investments sold		122,193
Interest and other receivables		39,030
Prepaid expenses		16,469
Receivable from affiliate		4,625
Foreign currency holdings		199
Total assets		$102,497,402

The accompanying notes are an integral part of these financial statements. 25

Managers AMG FQ Global Essentials Fund Statement of Net Assets (continued)

Value
Liabilities:
Payable upon return of securities loaned	$5,712,625
Payable for variation margin on futures contracts	712,031
Payable for Fund shares repurchased	84,116
Accrued expenses:
Investment management and advisory fees	46,031
Administrative fees	19,712
Distribution fees Investor Class	1,598
Professional fees	36,315
Custodian fees	4,483
Transfer agent fees	12,602
Other	5,931
Total liabilities	6,635,444
Net Assets	$95,861,958
Net Assets Represent:
Paid-in capital	$116,169,377
Undistributed net investment income	4,289,071
Accumulated net realized loss from investments, futures and foreign currency transactions	(25,578,712)
Net unrealized appreciation of investments, futures and foreign currency translations	982,222
Net Assets	$95,861,958
Investor Shares - Net Assets	$7,823,855
Shares outstanding	611,371
Net asset value and redemption price per share	$12.80
Service Shares - Net Assets	$1,103,538
Shares outstanding	85,821
Net asset value and redemption price per share	$12.86
Institutional Shares - Net Assets	$86,934,565
Shares outstanding	6,748,577
Net asset value and redemption price per share	$12.88

Managers AMG Funds

Notes to Statements of Net Assets

October 31, 2011

At October 31, 2011, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Managers AMG FQ Global Alternatives	$450,212,353	$14,817,454	($1,145)	$14,816,309
Managers AMG FQ Global Essentials	100,564,690	1,441,128	(1,063,255)	377,873

*	Non-income-producing securities.
[1]

Securities held as collateral for futures contracts for Managers AMG FQ Global Alternatives and Managers AMG FQ Global Essentials, amounted to a market value of $48,099,753 or 10.4% of net assets and $8,999,280, or 9.4%, respectively.

[2]	Yield shown represents yield to maturity at October 31, 2011.
[3]	Some or all of these shares for Managers AMG FQ Global Essentials, amounting to a market value of $5,508,342, or 5.7% of net assets, were out on loan to various brokers.
[4]

Yield shown for each investment company listed below represents October 31, 2011, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements. 26

Managers AMG Funds Notes to Statements of Net Assets October 31, 2011

[5]

A portion of this investment is held in a segregated account as collateral for forward currency contracts for Managers AMG FQ Global Alternatives, amounting to a market value of $7,680,000, or 1.7% of net assets.

[6]	Collateral received from brokers for securities lending was invested in these short-term investments.
[7]

This investment is held in a segregated account as collateral owed to the broker for forward currency contracts for Managers AMG FQ Global Alternatives, amounting to a market value of $7,400,000, or 1.6% of net assets.

The open forward foreign currency exchange contracts (in U.S. Dollars) at October 31, 2011, were as follows:

(See Note 8 in the Notes to Financial Statements.)

Managers AMG FQ Global Alternatives - Foreign Currency

Type	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/(Loss)
Australian Dollar	Long	12/21/11	GS	$99,629,086	$92,858,066	$6,771,020
Canadian Dollar	Long	12/21/11	MS	21,742,574	21,959,579	(217,005)
Canadian Dollar	Long	12/21/11	GS	107,257,029	105,776,608	1,480,421
Euro	Long	12/21/11	GS	299,806,387	296,789,089	3,017,298
Japanese Yen	Long	12/21/11	GS	27,020,829	27,321,972	(301,143)
Japanese Yen	Long	12/21/11	MS	27,020,829	27,330,111	(309,282)
New Zealand Dollar	Long	12/21/11	GS	124,462,178	122,148,710	2,313,468
New Zealand Dollar	Long	12/21/11	MS	43,781,489	44,990,183	(1,208,694)
Pound Sterling	Long	12/21/11	GS	238,052,111	235,054,981	2,997,130
Pound Sterling	Long	12/21/11	MS	113,507,268	113,010,234	497,034
Swedish Krona	Long	12/21/11	GS	103,360,225	102,398,723	961,502
Swedish Krona	Long	12/21/11	MS	31,983,809	32,581,430	(597,621)
Swiss Franc	Long	12/21/11	GS	87,683,134	85,530,981	2,152,153
Swiss Franc	Long	12/21/11	MS	23,838,416	24,069,251	(230,835)
Australian Dollar	Short	12/21/11	GS	145,898,791	148,299,505	(2,400,714)
Australian Dollar	Short	12/21/11	MS	101,236,906	100,774,179	462,727
Canadian Dollar	Short	12/21/11	GS	150,840,063	154,504,852	(3,664,789)
Canadian Dollar	Short	12/21/11	MS	8,512,788	8,456,132	56,656
Euro	Short	12/21/11	GS	119,463,348	118,558,100	905,248
Euro	Short	12/21/11	MS	90,261,778	89,468,686	793,092
Japanese Yen	Short	12/21/11	GS	137,821,943	135,232,332	2,589,611
Japanese Yen	Short	12/21/11	MS	4,658,643	4,617,138	41,505
New Zealand Dollar	Short	12/21/11	GS	112,983,475	114,659,266	(1,675,791)
Pound Sterling	Short	12/21/11	GS	186,503,680	191,181,028	(4,677,348)
Swedish Krona	Short	12/21/11	GS	68,134,966	69,524,123	(1,389,157)
Swedish Krona	Short	12/21/11	MS	9,485,452	9,373,947	111,505
Swiss Franc	Short	12/21/11	GS	213,451,085	213,404,427	46,658
Swiss Franc	Short	12/21/11	MS	109,037,704	107,656,296	1,381,408

			Totals	$2,807,435,986	$2,797,529,929	$9,906,057

The accompanying notes are an integral part of these financial statements. 27

Managers AMG Funds Notes to Statements of Net Assets (continued)

All futures contracts are exchange traded unless otherwise noted. The counterparty for all OTC contracts is Morgan Stanley. (See Note 9 in the Notes to Financial Statements.) The Funds had the following open futures contracts as of October 31, 2011:

Managers AMG FQ Global Alternatives - Futures

Type	Currency	Number of Contracts	Position	Type	Expiration Date	Unrealized Gain/ (Loss)
Australian 10-Year Bond	AUD	2,976	Short	Exchange	12/15/11	$11,100,938
Australian SPI 200	AUD	180	Short	Exchange	12/15/11	(1,181,834)
Canadian 10-Year Bond	CAD	230	Long	OTC	12/19/11	204,444
S&P/ TSX 60 Index	CAD	46	Long	Exchange	12/15/11	116,970
Amsterdam Index	EUR	224	Long	Exchange	11/18/11	451,720
CAC 40 Index	EUR	41	Long	Exchange	11/18/11	(9,868)
DAX Index	EUR	63	Long	Exchange	12/16/11	637,588
Euro-Bund 10-Year	EUR	1,014	Long	OTC	12/08/11	(995,399)
FTSE/MIB Index	EUR	1	Long	Exchange	12/16/11	229
FTSE 100 Index	GBP	181	Long	Exchange	12/16/11	438,393
U.K. 10-Year Gilt	GBP	685	Long	Exchange	12/28/11	105,856
Hang Seng Index	HKD	11	Long	Exchange	11/29/11	67,924
Japanese 10-Year Bond	JPY	323	Short	Exchange	12/08/11	61,279
TOPIX Index	JPY	237	Short	Exchange	12/08/11	(751,463)
S&P 500 E-Mini Index	USD	1,374	Short	Exchange	12/16/11	(3,884,949)
U.S. Treasury 10-Year Note	USD	177	Long	OTC	12/20/11	(161,250)
					Total	$6,200,578

Managers AMG FQ Global Essentials - Futures

Type	Currency	Number of Contracts	Position	Expiration Date	Unrealized Gain/ (Loss)
Australian 10-Year Bond	AUD	135	Long	12/15/11	($507,093)
Australian SPI 200	AUD	17	Long	12/15/11	81,459
Canadian Dollar 10-Year Bond	CAD	119	Long	12/19/11	129,219
S&P/ TSX 60 Index	CAD	11	Long	12/15/11	(52,616)
Amsterdam Index	EUR	10	Long	11/18/11 to 12/16/11	21,537
CAC40 10 Index	EUR	35	Long	11/18/11 to 12/16/11	25,028
DAX Index	EUR	4	Long	12/16/11	148,836
Euro-Bund 10-Year	EUR	44	Long	12/08/11	(82,024)
Euro-BUXL 30Y Bond	EUR	29	Long	12/08/11	(61,246)
FTSE/MIB Index	EUR	7	Long	12/16/11	120,038
IBEX 35 Index	EUR	6	Long	11/18/11	6,416
FTSE 100 Index	GBP	14	Long	12/16/11	88,280
U.K. 10-Year Gilt	GBP	85	Long	12/28/11 to 03/28/12	75,212
Hang Seng Index	HKD	6	Long	11/29/11	37,050
Japanese Yen 10-Year Bond	JPY	85	Long	12/08/11	(64,664)
TOPIX Index	JPY	13	Long	12/08/11	18,010
Mini MSCI Emerging Markets Index	USD	114	Long	12/16/11	213,347
Russell 2000 Mini Index	USD	73	Long	12/16/11	286,439
S&P 500 E-Mini Index	USD	24	Long	12/16/11	47,322
U.S. Dollar 10 Year Long Bond	USD	63	Long	12/20/11	11,592
U.S. Dollar Long Bond	USD	39	Long	12/20/11	(72,074)

				Total	$470,068

The accompanying notes are an integral part of these financial statements. 28

Managers AMG Funds

Notes to Statements of Net Assets (continued)

The following table summarizes the inputs used to value each Fund’s net assets by the fair value hierarchy levels as of October 31, 2011: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers AMG FQ Global Alternatives
Investments in Securities
US Government Obligations	—	$48,099,753	—	$48,099,753
Exchange Traded Funds	$100,571,258	—	—	100,571,258
Short-Term Investments	316,357,651	—	—	316,357,651

Total Investments in Securities	$416,928,909	$48,099,753	—	$465,028,662

Financial Derivative Instruments - Assets†
Foreign Exchange Contracts	—	$32,269,064	—	$32,269,064
Equity Contracts	$1,712,824	—	—	1,712,824
Interest Rate Contracts	11,268,073	204,444	—	11,472,517

	12,980,897	32,473,508	—	45,454,405
Financial Derivative Instruments - Liabilities†
Foreign Exchange Contracts	—	(22,363,007)	—	(22,363,007)
Equity Contracts	(5,828,114)	—	—	(5,828,114)
Interest Rate Contracts	—	(1,156,649)	—	(1,156,649)

	(5,828,114)	(23,519,656)	—	(29,347,770)

Total Financial Derivative Instruments	$7,152,783	$8,953,852	—	$16,106,635

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers AMG FQ Global Essentials
Investments in Securities
US Government Obligations	—	$8,999,280	—	$8,999,280
Exchange Traded Funds	$33,274,420	—	—	33,274,420
Exchange Traded Notes	9,683,198	—	—	9,683,198
Short-Term Investments	48,985,665	—	—	48,985,665

Total Investments in Securities	$91,943,283	$8,999,280	—	$100,942,563

Financial Derivative Instruments - Assets†
Equity Contracts	$1,093,762	—	—	$1,093,762
Interest Rate Contracts	216,023	—	—	216,023

	1,309,785	—	—	1,309,785
Financial Derivative Instruments - Liabilities†
Equity Contracts	(52,616)	—	—	(52,616)
Interest Rate Contracts	(787,101)	—	—	(787,101)

	(839,717)	—	—	(839,717)

Total Financial Derivative Instruments	$470,068	—	—	$470,068

†	Derivative instruments, such as futures, forwards and swap contracts, are valued at the unrealized appreciation/depreciation of the instrument. All OTC futures are valued as Level 2 securities.

As of October 31, 2011, the Funds had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

29

Managers AMG Funds

Notes to Statements of Net Assets (continued)

The following schedule shows the fair value of derivative instruments at October 31, 2011:

(See Notes 8 and 9 in the Notes to Financial Statements.)

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Managers AMG FQ Global Alternatives	Equity contracts	Receivable for variation margin on futures*	$3,069,537	Payable for variation margin on futures*	$1,674,908
	Interest rate contracts	Receivable for variation margin on futures*	4,988,221	Payable for variation margin on futures*	5,169,475
	Foreign exchange contracts	Unrealized appreciation of foreign currency contracts	32,269,064	Unrealized depreciation of foreign currency contracts	22,363,007

		Totals	$40,326,822		$29,207,390

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Managers AMG FQ Global Essentials	Equity contracts	Receivable for variation margin on futures	—	Payable for variation margin on futures	$712,031
	Interest rate contracts	Receivable for variation margin on futures	$810,701	Payable for variation margin on futures	—

		Totals	$810,701		$712,031

*	Includes only the current day’s variation margin for fixed futures. For non-fixed futures, the variation margin includes the unrealized appreciation/depreciation of the future. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

For the fiscal year ended October 31, 2011, the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/ (loss) on derivatives recognized in income was as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
Managers AMG FQ Global Alternatives	Equity contracts	($7,290,346)	—	($7,290,346)
	Interest rate contracts	(30,347,443)	—	(30,347,443)
	Foreign exchange contracts	—	($63,925,263)	(63,925,263)

	Totals	($37,637,789)	($63,925,263)	($101,563,052)

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
Managers AMG FQ Global Essentials	Equity contracts	($1,333,552)	—	($1,333,552)
	Interest rate contracts	5,943,345	—	5,943,345

	Totals	$4,609,793	—	$4,609,793

The accompanying notes are an integral part of these financial statements.

30

Managers AMG Funds

Notes to Statements of Net Assets (continued)

The change in unrealized gain/(loss) on derivatives recognized in income was as follows:

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
Managers AMG FQ Global Alternatives	Equity contracts	($1,661,598)	—	($1,661,598)
	Interest rate contracts	3,343,970	—	3,343,970
	Foreign exchange contracts	—	$21,026,898	21,026,898

	Totals	$1,682,372	$21,026,898	$22,709,270

Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Total
Managers AMG FQ Global Essentials	Equity contracts	($206,481)	—	($206,481)
	Interest rate contracts	(405,866)	—	(405,866)

	Totals	($612,347)	—	($612,347)

Currency and Counterparty Abbreviations:

MS:	Morgan Stanley	GS: Goldman Sachs Group, Inc.
AUD:	Australian Dollar
CAD:	Canadian Dollar
EUR:	Euro
GBP:	British Pound
HKD:	Hong Kong Dollar
JPY:	Japanese Yen
USD:	U.S. Dollar
OTC:	Over-the-counter

The accompanying notes are an integral part of these financial statements.

31

Managers AMG Funds

Statements of Operations

For the fiscal year ended October 31, 2011

	FQ Tax-Managed U.S. Equity	FQ U.S. Equity	FQ Global Alternatives	FQ Global Essentials
Investment Income:
Dividend income	$543,678	$964,659	$2,905,443	$1,473,297
Interest income	—	—	7,240	4,144
Securities lending fees	2,089	7,282	—	56,714
Total investment income	545,767	971,941	2,912,683	1,534,155
Expenses:
Investment management and advisory fees	396,361	182,304	10,404,727	573,012
Administrative fees	—	130,217	1,530,107	238,755
Distribution fees Class A	9,216	43,560	1,233,107	—
Distribution fees Class C	31,739	6,491	394,268	—
Distribution fees Investor Class	—	—	—	17,407
Registration fees	30,742	40,369	119,098	45,367
Transfer agent	30,451	37,983	1,515,811	49,555
Professional fees	29,402	27,616	127,549	49,178
Custodian	15,674	21,458	84,443	17,001
Reports to shareholders	8,046	10,039	182,369	4,636
Trustees fees and expenses	2,183	2,993	35,123	4,938
Interest expense on futures	—	—	62,878	—
Miscellaneous	3,735	6,822	25,437	6,219
Total expenses before offsets	557,549	509,852	15,714,917	1,006,068
Fee waivers	—	—	(123,724)	(15,034)
Expense reimbursements	(54,758)	(45,459)	(3,907,032)	(24,771)
Expense reductions	(51)	(57)	(674)	(107)
Net expenses	502,740	464,336	11,683,487	966,156
Net investment income (loss)	43,027	507,605	(8,770,804)	567,999
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	3,749,235	6,904,613	10,027,853	2,483,050
Net realized gain (loss) on futures contracts	—	36,566	(37,637,789)	4,609,793
Net realized loss on foreign currency transactions	—	—	(55,771,116)	(6,868)
Net change in unrealized appreciation (depreciation) of investments	825,388	(1,606,924)	(3,420,081)	(1,998,800)
Net change in unrealized appreciation (depreciation) of futures contracts	—	(15,995)	1,682,372	(612,347)
Net change in unrealized appreciation of foreign currency translations	—	—	21,028,589	2,438
Net realized and unrealized gain (loss)	4,574,623	5,318,260	(64,090,172)	4,477,266
Net increase (decrease) in net assets resulting from operations	$4,617,650	$5,825,865	($72,860,976)	$5,045,265

The accompanying notes are an integral part of these financial statements.

32

Managers AMG Funds

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	FQ Tax-Managed U.S. Equity		FQ U.S. Equity
	2011	2010	2011	2010
Increase (Decrease) in Net Assets
From Operations:
Net investment income	$43,027	$171,175	$507,605	$572,810
Net realized gain on investments, futures, foreign currency contracts and transactions	3,749,235	7,494,843	6,941,179	3,836,607
Net change in unrealized appreciation (depreciation) of investments, futures, foreign currency contracts and translations	825,388	3,296,687	(1,622,919)	3,577,809
Net increase in net assets resulting from operations	4,617,650	10,962,705	5,825,865	7,987,226
Distributions to Shareholders:
From net investment income	(175,189)	(125,566)	(512,079)	(698,054)
From Capital Share Transactions:
Proceeds from the sale of shares	3,331,036	1,660,764	4,445,104	2,704,195
Reinvestment of dividends and distributions	165,795	119,516	505,527	689,807
Cost of shares repurchased	(12,969,547)	(17,040,665)	(15,334,816)	(9,479,336)
Net decrease from capital share transactions	(9,472,716)	(15,260,385)	(10,384,185)	(6,085,334)
Total increase (decrease) in net assets	(5,030,255)	(4,423,246)	(5,070,399)	1,203,838
Net Assets:
Beginning of year	46,631,236	51,054,482	51,806,436	50,602,598
End of year	$41,600,981	$46,631,236	46,736,037	$51,806,436
End of year undistributed net investment income	$32,584	$169,442	$451,901	$392,829

Share Transactions:
Sale of shares	247,826	149,431	398,572	278,383
Reinvested shares	12,399	10,915	46,374	71,238
Shares repurchased	(946,051)	(1,522,307)	(1,346,991)	(977,820)
Net decrease in shares	(685,826)	(1,361,961)	(902,045)	(628,199)

The accompanying notes are an integral part of these financial statements.

33

Managers AMG Funds

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	FQ Global Alternatives		FQ Global Essentials
	2011	2010	2011	2010
Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)	($8,770,804)	($5,442,931)	$567,999	($83,216)
Net realized gain (loss) on investments, futures and foreign currency transactions	(83,381,052)	5,720,597	7,085,975	7,129,015
Net change in unrealized appreciation (depreciation) of investments, futures and foreign currency translations	19,290,880	(117,342)	(2,608,709)	4,753,670
Net increase (decrease) in net assets resulting from operations	(72,860,976)	160,324	5,045,265	11,799,469
Distributions to Shareholders:
From net investment income	—	—	(4,527,841)	(710,852)
From Capital Share Transactions:
Proceeds from the sale of shares	453,688,645	545,893,571	18,846,211	20,931,826
Reinvestment of dividends and distributions	—	—	4,452,811	692,638
Cost of shares repurchased	(523,328,958)	(174,587,779)	(28,592,316)	(12,659,681)
Net increase (decrease) from capital share transactions	(69,640,313)	371,305,792	(5,293,294)	8,964,783
Total increase (decrease) in net assets	(142,501,289)	371,466,116	(4,775,870)	20,053,400
Net Assets:
Beginning of year	607,686,351	236,220,235	100,637,828	80,584,428
End of year	$465,185,062	$607,686,351	$95,861,958	$100,637,828
End of year undistributed net investment income (loss)	($9,891,166)	$11,104,586	$4,289,071	$4,529,377

Share Transactions:
Sale of shares	45,743,279	52,693,342	1,508,329	1,682,092
Reinvested shares	—	—	371,134	60,763
Shares repurchased	(55,138,398)	(17,019,805)	(2,313,395)	(1,082,166)
Net increase (decrease) in shares	(9,395,119)	35,673,537	(433,932)	660,689

The accompanying notes are an integral part of these financial statements.

34

Managers AMG FQ Tax-Managed U.S. Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Institutional Class Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$12.43	$9.98	$9.99	$16.80	$13.93
Income from Investment Operations:
Net investment income	0.02 [4]	0.05 [4]	0.07	0.13	0.06
Net realized and unrealized gain (loss) on investments	1.19 [4]	2.43 [4]	0.07	(6.87)	2.82
Total from investment operations	1.21	2.48	0.14	(6.74)	2.88
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.03)	(0.15)	(0.07)	(0.01)
Net Asset Value, End of Year	$13.58	$12.43	$9.98	$9.99	$16.80
Total Return[1]	9.70%	24.92%	1.65%	(40.26)%	20.68%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets[1]	0.18%	0.45%	0.69%	0.92%	0.37%
Portfolio turnover	40%	81%	147%	136%	65%
Net assets at end of year (000’s omitted)	$35,741	$39,420	$39,366	$48,882	$95,510

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.11%	1.19%	1.18%	1.03%	1.07%
Ratio of net investment income to average net assets	0.06%	0.25%	0.50%	0.88%	0.29%

	For the fiscal year ended October 31,
Class A Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$12.47	$10.01	$9.99	$16.75	$13.91
Income from Investment Operations:
Net investment income	(0.01)[4]	0.02 [4]	0.09	0.10	0.02
Net realized and unrealized gain (loss) on investments	1.18 [4]	2.44 [4]	0.04	(6.81)	2.82
Total from investment operations	1.17	2.46	0.13	(6.71)	2.84
Less Distributions to Shareholders from:
Net investment income	(0.01)	—	(0.11)	(0.05)	—
Net Asset Value, End of Year	$13.63	$12.47	$10.01	$9.99	$16.75
Total Return[1]	9.40%	24.58%	1.53%	(40.15)%[5]	20.42%
Ratio of net expenses to average net assets	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment income (loss) to average net assets[1]	(0.07%)	0.22%	0.45%	0.67%	0.30%
Portfolio turnover	40%	81%	147%	136%	65%
Net assets at end of year (000’s omitted)	$3,049	$4,116	$7,175	$15,334	$23,803

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.36%	1.44%	1.43%	1.28%	1.32%
Ratio of net investment income (loss) to average net assets	(0.19%)	0.02%	0.26%	0.63%	0.22%

35

Managers AMG FQ Tax-Managed U.S. Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Class C Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$12.21	$9.87	$9.82	$16.53	$13.83
Income from Investment Operations:
Net investment income (loss)	(0.11)[4]	(0.06)[4]	(0.03)	(0.02)	0.00 [3]
Net realized and unrealized gain (loss) on investments	1.15 [4]	2.40 [4]	0.09	(6.69)	2.70
Total from investment operations	1.04	2.34	0.06	(6.71)	2.70
Less Distributions to Shareholders from:
Net investment income	—	—	(0.01)	—	—
Net Asset Value, End of Year	$13.25	$12.21	$9.87	$9.82	$16.53
Total Return[1]	8.52%	23.71%	0.66%	(40.56)%	19.52%[5]
Ratio of net expenses to average net assets	1.99%	1.99%	1.99%	1.99%	1.99%
Ratio of net investment loss to average net assets[1]	(0.82)%	(0.53)%	(0.31)%	(0.09)%	(0.36)%
Portfolio turnover	40%	81%	147%	136%	65%
Net assets at end of year (000’s omitted)	$2,811	$3,095	$4,513	$6,693	$9,490

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.11%	2.19%	2.18%	2.03%	2.07%
Ratio of net investment loss to average net assets	(0.94)%	(0.73)%	(0.50)%	(0.13)%	(0.44)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Rounds to less than $0.01.
[4]	Per share numbers have been calculated using average shares.
[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

36

Managers AMG FQ U.S. Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Institutional Class Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.35	$8.99	$8.68	$15.49	$14.90
Income from Investment Operations:
Net investment income	0.12 [3]	0.13	0.14	0.19	0.15
Net realized and unrealized gain (loss) on investments	1.03 [3]	1.37	0.32	(5.23)	2.11
Total from investment operations	1.15	1.50	0.46	(5.04)	2.26
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.14)	(0.15)	(0.16)	(0.16)
Net realized gain on investments	—	—	—	(1.61)	(1.51)
Total distributions to shareholders	(0.12)	(0.14)	(0.15)	(1.77)	(1.67)
Net Asset Value, End of Year	$11.38	$10.35	$8.99	$8.68	$15.49
Total Return[1]	11.12%	16.75%	5.56%	(36.43)%	16.54%
Ratio of net expenses to average net assets	0.79%[4]	0.79%	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets[1]	1.08%[4]	1.22%	1.58%	1.36%	0.96%
Portfolio turnover	138%	117%	151%	227%	106%
Net assets at end of year (000’s omitted)	$33,250	$32,309	$31,175	$35,135	$82,915

Ratio absent expense offsets:[2]
Ratio of total expenses to average net assets	0.88%	0.90%	1.04%	0.91%	0.83%
Ratio of net investment income to average net assets	0.99%	1.11%	1.33%	1.24%	0.92%

	For the fiscal year ended October 31,
Class A Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.29	$8.93	$8.63	$15.43	$14.88
Income from Investment Operations:
Net investment income	0.09 [3]	0.10	0.11	0.09	0.17
Net realized and unrealized gain (loss) on investments	1.01 [3]	1.37	0.32	(5.14)	2.05
Total from investment operations	1.10	1.47	0.43	(5.05)	2.22
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.11)	(0.13)	(0.14)	(0.16)
Net realized gain on investments	—	—	—	(1.61)	(1.51)
Total distributions to shareholders	(0.09)	(0.11)	(0.13)	(1.75)	(1.67)
Net Asset Value, End of Year	$11.30	$10.29	$8.93	$8.63	$15.43
Total Return[1]	10.72%	16.57%	5.21%	(36.64)%	16.28%
Ratio of net expenses to average net assets	1.04%[4]	1.04%	1.04%	1.04%	1.04%
Ratio of net investment income to average net assets[1]	0.83%[4]	0.98%	1.35%	1.07%	0.56%
Portfolio turnover	138%	117%	151%	227%	106%
Net assets at end of year (000’s omitted)	$12,966	$18,755	$18,588	$22,966	$21,773

Ratio absent expense offsets:[2]
Ratio of total expenses to average net assets	1.13%	1.15%	1.29%	1.16%	1.08%
Ratio of net investment income to average net assets	0.74%	0.87%	1.10%	0.95%	0.52%

37

Managers AMG FQ U.S. Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Class C Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.20	$8.83	$8.52	$15.27	$14.85
Income from Investment Operations:
Net investment income	0.01 [3]	0.07	0.06	0.04	0.13
Net realized and unrealized gain (loss) on investments	1.00 [3]	1.32	0.31	(5.13)	1.96
Total from investment operations	1.01	1.39	0.37	(5.09)	2.09
Less Distributions to Shareholders from:
Net investment income	(0.01)	(0.02)	(0.06)	(0.05)	(0.16)
Net realized gain on investments	—	—	—	(1.61)	(1.51)
Total distributions to shareholders	(0.01)	(0.02)	(0.06)	(1.66)	(1.67)
Net Asset Value, End of Year	$11.20	$10.20	$8.83	$8.52	$15.27
Total Return[1]	9.94%	15.75%	4.42%	(37.12)%	15.35%
Ratio of net expenses to average net assets	1.79%[4]	1.79%	1.79%	1.79%	1.79%
Ratio of net investment income (loss) to average net assets[1]	0.08%[4]	0.24%	0.67%	0.37%	(0.13)%
Portfolio turnover	138%	117%	151%	227%	106%
Net assets at end of year (000’s omitted)	$520	$742	$840	$1,158	$2,326

Ratio absent expense offsets:[2]
Ratio of total expenses to average net assets	1.88%	1.90%	2.04%	1.91%	1.83%
Ratio of net investment income (loss) to average net assets	(0.01)%	0.13%	0.42%	0.25%	(0.17)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	Excludes tax expense for the fiscal year ended October 31, 2011, of 0.01%.

38

Managers AMG FQ Global Alternatives Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Class A Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.24	$9.96	$11.00	$9.94	$9.73
Income from Investment Operations:
Net investment income (loss)	(0.14)[3]	(0.14)[3]	(0.09)[3]	0.04 [3]	0.18 [3]
Net realized and unrealized gain (loss) on investments	(0.80)[3]	0.42 [3]	(0.27)[3]	1.15 [3]	0.22 [3]
Total from investment operations	(0.94)	0.28	(0.36)	1.19	0.40
Less Distributions to Shareholders from:
Net investment income	—	—	(0.68)[5]	(0.03)	(0.19)
Net realized gain on investments	—	—	—	(0.10)	—
Total distributions to shareholders	—	—	(0.68)	(0.13)	(0.19)
Net Asset Value, End of Year	$9.30	$10.24	$9.96	$11.00	$9.94
Total Return[1]	(9.18)%[4]	2.81%[4]	(3.15)%	12.17%[4]	4.11%[4]
Ratio of net expenses to average net assets	1.92%[8]	1.91%	2.00%	2.26%	2.50%
Ratio of net investment income (loss) to average net assets[1]	(1.47)%[8]	(1.39)%	(0.88)%	0.36%	1.72%
Portfolio turnover	12%	17%	77%	133%	104%
Net assets at end of year (000’s omitted)	$362,659	$518,118	$206,153	$89,232	$37,716

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.58%	2.55%	2.44%	2.45%	2.56%
Ratio of net investment income (loss) to average net assets	(2.13)%	(2.03)%	(1.32)%	0.17%	1.66%

	For the fiscal year ended October 31,
Class C Shares	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$9.98	$9.77	$10.81	$9.82	$9.69
Income from Investment Operations:
Net investment income (loss)	(0.19)[3]	(0.20)[3]	(0.16)[3]	(0.04)[3]	0.11 [3]
Net realized and unrealized gain (loss) on investments	(0.77)[3]	0.41 [3]	(0.26)[3]	1.13 [3]	0.21 [3]
Total from investment operations	(0.96)	0.21	(0.42)	1.09	0.32
Less Distributions to Shareholders from:
Net investment income	—	—	(0.62)[5]	(0.01)	(0.19)
Net realized gain on investments	—	—	—	(0.09)	—
Total distributions to shareholders	—	—	(0.62)	(0.10)	(0.19)
Net Asset Value, End of Year	$9.02	$9.98	$9.77	$10.81	$9.82
Total Return[1]	(9.62)%	2.15%	(3.86)%	11.31%[4]	3.30%[4]
Ratio of net expenses to average net assets	2.48%[8]	2.51%	2.75%	3.02%	3.25%
Ratio of net investment income (loss) to average net assets[1]	(2.03)%[8]	(2.00)%	(1.68)%	(0.38)%	1.03%
Portfolio turnover	12%	17%	77%	133%	104%
Net assets at end of year (000’s omitted)	$27,611	$45,664	$30,067	$12,128	$7,464

Expense Offsets:[2]
Ratio of total expenses to average net assets	3.14%	3.14%	3.19%	3.21%	3.31%
Ratio of net investment income (loss) to average net assets	(2.69)%	(2.63)%	(2.12)%	(0.57)%	0.97%

39

Managers AMG FQ Global Alternatives Fund Financial Highlights For a share outstanding throughout each fiscal period

Service Class Shares	For the fiscal year ended October 31, 2011	For the fiscal period ended October 31, 2010**
Net Asset Value, Beginning of Period	$10.27	$9.97
Income from Investment Operations:
Net investment loss	(0.11)[3]	(0.10)[3]
Net realized and unrealized gain (loss) on investments	(0.80)[3]	0.40 [3]
Total from investment operations	(0.91)	0.30
Net Asset Value, End of Period	$9.36	$10.27
Total Return[1]	(8.86)%	3.01%[6]
Ratio of net expenses to average net assets	1.63%[8]	1.70%[7]
Ratio of net investment loss to average net assets[1]	(1.18)%[8]	(1.17)%[7]
Portfolio turnover	12%	17%[6]
Net assets at end of period (000’s omitted)	$43,870	$18,049

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.29%	2.36%[7]
Ratio of net investment loss to average net assets	(1.84)%	(1.83)%[7]

Institutional Class Shares	For the fiscal year ended October 31, 2011	For the fiscal period ended October 31, 2010**
Net Asset Value, Beginning of Period	$10.28	$9.97
Income from Investment Operations:
Net investment loss	(0.10)[3]	(0.08)[3]
Net realized and unrealized gain (loss) on investments	(0.80)[3]	0.39 [3]
Total from investment operations	(0.90)	0.31
Net Asset Value, End of Period	$9.38	$10.28
Total Return[1]	(8.75)%[4]	3.11%[4,6]
Ratio of net expenses to average net assets	1.48%[8]	1.48%[7]
Ratio of net investment loss to average net assets[1]	(1.03)%[8]	(0.95)%[7]
Portfolio turnover	12%	17%[6]
Net assets at end of period (000’s omitted)	$31,045	$25,856

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.14%	2.14%[7]
Ratio of net investment loss to average net assets	(1.69)%	(1.61)%[7]

**         Commencement of operations was on January 1, 2010.

[1]         Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]         Excludes the impact of expense reimbursements/recoupments or fee waivers and expense reductions such as brokerage credits, but include non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]         Per share numbers have been calculated using average shares.

[4]         The Total Return is based on the Financial Statement Net Asset Values as shown above.

[5]         The per share net investment income distribution shown for Class A shares and Class C shares includes $0.67 and $0.61, respectively, of distributions from foreign currency gains. (See Note 1(d) of Notes to Financial Statements.)

[6]         Not annualized.

[7]         Annualized.

[8]         Includes interest expense for the fiscal year ended October 31, 2011 of 0.01%.

40

Managers AMG FQ Global Essentials Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Institutional Class Shares	2011	2010*	2009	2008	2007
Net Asset Value, Beginning of Year	$12.77	$11.16	$9.82	$16.49	$14.24
Income from Investment Operations:
Net investment income (loss)	0.08 [3]	(0.01)[3]	0.47 [3]	0.45 [3]	0.08
Net realized and unrealized gain (loss) on investments	0.61 [3]	1.72 [3]	1.35 [3]	(6.65)[3]	2.31
Total from investment operations	0.69	1.71	1.82	(6.20)	2.39
Less Distributions to Shareholders from:
Net investment income	(0.58)[7]	(0.10)	(0.48)	(0.47)	(0.14)
Net Asset Value, End of Year	$12.88	$12.77	$11.16	$9.82	$16.49
Total Return[1]	5.70%[4]	15.41%[4,6]	19.67%	(38.66)%	16.94%
Ratio of net expenses to average net assets	0.97%	0.97%	0.92%	0.80%	0.90%
Ratio of net investment income (loss) to average net assets[1]	0.64%	(0.09)%	4.82%	3.18%	0.52%
Portfolio turnover	80%	127%	213%	143%	123%
Net assets at end of year (000’s omitted)	$86,935	$93,903	$80,584	$78,339	$175,105

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.99%	1.05%	1.17%	1.08%	1.10%
Ratio of net investment income (loss) to average net assets	0.62%	(0.17)%	4.57%	2.90%	0.32%

41

Managers AMG FQ Global Essentials Fund Financial Highlights For a share outstanding throughout each fiscal period

Service Class Shares	For the fiscal year ended October 31, 2011	For the fiscal period ended October 31, 2010**
Net Asset Value, Beginning of Period	$12.77	$11.36
Income from Investment Operations:
Net investment income (loss)	0.03 [3]	(0.04)[3]
Net realized and unrealized gain on investments	0.62 [3]	1.45 [3]
Total from investment operations	0.65	1.41
Less Distributions to Shareholders from:
Net investment income	(0.56)[7]	—
Net Asset Value, End of Period	$12.86	$12.77
Total Return[1]	5.44%	12.41%[5]
Ratio of net expenses to average net assets	1.15%	1.17%[6]
Ratio of net investment income (loss) to average net assets[1]	0.24%	(0.43)%[6]
Portfolio turnover	80%	127%[5]
Net assets at end of period (000’s omitted)	$1,103	$217

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.17%	1.25%[6]
Ratio of net investment income (loss) to average net assets	0.22%	(0.51)%[6]

Investor Class Shares	For the fiscal year ended October 31, 2011	For the fiscal period ended October 31, 2010**
Net Asset Value, Beginning of Period	$12.73	$11.36
Income from Investment Operations:
Net investment income (loss)	0.01 [3]	(0.07)[3]
Net realized and unrealized gain on investments	0.62 [3]	1.44 [3]
Total from investment operations	0.63	1.37
Less Distributions to Shareholders from:
Net investment income	(0.56)[7]	—
Net Asset Value, End of Period	$12.80	$12.73
Total Return[1]	5.23%[4]	12.06%[4,5]
Ratio of net expenses to average net assets	1.47%	1.46%[6]
Ratio of net investment income (loss) to average net assets[1]	0.06%	(0.72)%[6]
Portfolio turnover	80%	127%[5]
Net assets at end of period (000’s omitted)	$7,824	$6,517

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.49%	1.54%[6]
Ratio of net investment income (loss) to average net assets	0.04%	(0.80)%[6]

*          Effective January 1, 2010, existing shares of Managers AMG FQ Global Essentials Fund were reclassified and redesignated as Institutional Class shares.

**        Investor Class and Service Class shares commenced operations on January 1, 2010.

[1]         Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]         Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]         Per share numbers have been calculated using average shares.

[4]         The Total Return is based on the Financial Statement Net Asset Values as shown above.

[5]         Not annualized.

[6]         Annualized.

[7]         The per share income distribution shown for the Institutional, Service, and Investor Class shares represents income derived from currency gains. (See Note 1(d) of Notes to Financial Statements.)

42

Managers AMG Funds

Notes to Financial Statements

October 31, 2011

1.	Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: Managers AMG FQ Tax-Managed U.S. Equity Fund (“Tax-Managed”), Managers AMG FQ U.S. Equity Fund (“U.S. Equity”), Managers AMG FQ Global Alternatives Fund (“Global Alternatives”) and Managers AMG FQ Global Essentials Fund (“Global Essentials”) (formerly Managers Fremont Global Fund), each a “Fund” and collectively the “Funds.”

Effective January 1, 2010, Global Essentials and Global Alternatives added new classes of shares. Global Essentials offers three classes of shares, Institutional, Service and Investor, while Global Alternatives offers four classes of shares, Institutional, Service, Class A and Class C, each offering varying levels of shareholder servicing and /or 12b-1 fees. Legacy Global Essentials shareholders became shareholders in the Institutional Class and the Fund added a new Investor Class and Service Class. Global Alternatives added Institutional Class and Service Class shares to the existing A and C Class shares.

Each Fund except Global Essentials offers Class A and Class C shares. Sales of Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Class A and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Each Fund offers Institutional Class shares, available with no sales charge, to certain institutional investors and qualifying individual investors. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”). Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. Each Fund may use the fair value of a portfolio investment to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (“the Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Funds calculate their NAV. In accordance with procedures approved by the Board, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. A Fund’s investments in derivative instruments traded in foreign markets (including futures contracts on equity and fixed-income securities and security indexes and options on futures contracts, securities and security indexes) are priced based on the market quotation of such instruments in their respective principal markets as of the close of regular business on the NYSE. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available

43

Managers AMG Funds

Notes to Financial Statements (continued)

are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs) The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. Dividends from foreign securities are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds have a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2011, the Funds had no balance credits.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal funds rate on the day of the overdraft. For the fiscal year ended October 31, 2011, overdraft fees for Tax-Managed, U.S. Equity, Global Alternatives and Global Essentials equaled $60, $178, $70 and $0, respectively.

44

Managers AMG Funds

Notes to Financial Statements (continued)

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended October 31, 2011, the transfer agent expense was reduced as follows: Tax-Managed - $51, U.S. Equity - $57, Global Alternatives - $674, and Global Essentials - $107.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Portfolio - Capital Share Class. For the fiscal year ended October 31, 2011, the management fee was reduced as follows: Global Alternatives - $123,724, or 0.02% annualized, and Global Essentials - $15,034, or 0.02% annualized.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, foreign currency, options, futures, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended October 31, 2011 and 2010 were as follows:

	Tax-Managed Equity		U.S. Equity		Global Alternatives		Global Essentials
	2011	2010	2011	2010	2011	2010	2011	2010
Distributions paid from:
Ordinary income	$175,189	$125,566	$512,079	$698,054	—	—	$4,527,841	$710,852
Short-term capital gains	—	—	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	—	—	—	—

Totals	$175,189	$125,566	$512,079	$698,054	—	—	$4,527,841	$710,852

As of October 31, 2011, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Tax-Managed Equity	U.S. Equity	Global Alternatives	Global Essentials
Capital loss carryforward	$28,831,202	$14,976,925	—	$24,754,715
Undistributed ordinary income	32,584	431,179	—	4,289,072
Undistributed short-term capital gains	—	—	—	—
Undistributed long-term capital gains	—	—	—	—

45

Managers AMG Funds

Notes to Financial Statements (continued)

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2008-2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.	Capital Loss Carryovers and Deferrals

As of October 31, 2011, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires October 31,
Tax-Managed	$22,952,492	2017
	5,878,710	2016

Total	$28,831,202

U.S. Equity	$14,976,925	2017

Global Essentials	$19,442,096	2017
	5,312,619	2016

Total	$24,754,715

For the fiscal year ended October 31, 2011, Tax-Managed, U.S. Equity, Global Alternatives and Global Essentials utilized capital loss carryovers in the amounts of $3,749,235, $6,380,347, $2,888,951 and $15,464,145, respectively.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Funds’ first fiscal year subject to the Act will be the year ended October 31, 2012.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

46

Managers AMG Funds

Notes to Financial Statements (continued)

The capital stock transactions by class for Tax-Managed, U.S. Equity, Global Alternatives and Global Essentials for the fiscal years ended October 31, 2011 and 2010 were as follows:

	Tax-Managed				U.S. Equity
	For the fiscal year ended October 31, 2011		For the fiscal year ended October 31, 2010		For the fiscal year ended October 31, 2011		For the fiscal year ended October 31, 2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	9,926	$133,378	12,369	$138,045	194,449	$2,156,701	188,045	$1,807,907
Reinvestment of dividends and distributions	205	2,755	—	—	14,495	157,418	23,764	229,320
Shares repurchased	(116,450)	(1,577,937)	(399,037)	(4,489,541)	(885,421)	(10,198,448)	(469,818)	(4,558,863)

Net decrease	(106,319)	($1,441,804)	(386,668)	($4,351,496)	(676,477)	($7,884,329)	(258,009)	($2,521,636)

Class C Shares
Sale of shares	27,555	$364,730	18,251	$191,591	7,247	$84,049	10,980	$107,094
Reinvestment of dividends and distributions	—	—	—	—	69	748	113	1,084
Shares repurchased	(68,969)	(915,731)	(221,833)	(2,391,286)	(33,680)	(381,556)	(33,416)	(316,874)

Net decrease	(41,414)	($551,001)	(203,582)	($2,199,695)	(26,364)	($296,759)	(22,323)	($208,696)

Institutional Class
Sale of shares	210,345	$2,832,928	118,811	$1,331,128	196,876	$2,204,354	79,358	$789,194
Reinvestment of dividends and distributions	12,194	163,040	10,915	119,516	31,810	347,361	47,361	459,403
Shares repurchased	(760,632)	(10,475,879)	(901,437)	(10,159,838)	(427,890)	(4,754,812)	(474,586)	(4,603,599)

Net decrease	(538,093)	($7,479,911)	(771,711)	($8,709,194)	(199,204)	($2,203,097)	(347,867)	($3,355,002)

47

Managers AMG Funds

Notes to Financial Statements (continued)

	Global Alternatives
	For the fiscal year ended October 31, 2011		For the fiscal year ended October 31, 2010
	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	34,772,313	$344,907,661	45,126,281	$467,569,218
Shares repurchased	(46,381,683)	(441,562,835)	(15,222,361)	(156,389,321)

Net increase (decrease)	(11,609,370)	($96,655,174)	29,903,920	$311,179,897

Class C Shares
Sale of shares	906,555	$8,852,200	2,352,895	$23,868,322
Shares repurchased	(2,418,624)	(22,468,584)	(856,052)	(8,574,553)

Net increase (decrease)	(1,512,069)	($13,616,384)	1,496,843	$15,293,769

Service Class Shares*
Sale of shares	5,119,566	$50,984,690	2,008,466	$21,183,512
Shares repurchased	(2,188,777)	(20,888,185)	(251,584)	(2,613,904)

Net increase	2,930,789	$30,096,505	1,756,882	$18,569,608

Institutional Class Shares*
Sale of shares	4,944,845	$48,944,094	3,205,700	$33,272,519
Shares repurchased	(4,149,314)	(38,409,354)	(689,808)	(7,010,001)

Net increase	795,531	$10,534,740	2,515,892	$26,262,518

	Global Essentials
	For the fiscal year ended October 31, 2011		For the fiscal year ended October 31, 2010
	Shares	Amount	Shares	Amount
Investor Class Shares*
Sale of shares	738,481	$9,210,561	518,437	$6,486,828
Reinvestment of dividends and distributions	26,580	318,163	—	—
Shares repurchased	(665,456)	(8,191,276)	(6,670)	(80,131)

Net increase	99,605	$1,337,448	511,767	$6,406,697

Service Class Shares*
Sale of shares	68,839	$863,691	17,893	$219,726
Reinvestment of dividends and distributions	838	10,058	—	—
Shares repurchased	(870)	(10,696)	(880)	(10,484)

Net increase	68,807	$863,053	17,013	$209,242

Institutional Class Shares
Sale of shares	701,009	$8,771,959	1,145,762	$14,225,272
Reinvestment of dividends and distributions	343,716	4,124,590	60,763	692,638
Shares repurchased	(1,647,069)	(20,390,344)	(1,074,616)	(12,569,066)

Net increase (decrease)	(602,344)	($7,493,795)	131,909	$2,348,844

*	Investor and Service Class shares for Global Essentials commenced operations on January 1, 2010. Institutional and Service Class shares for Global Alternatives commenced operations on January 1, 2010.

48

Managers AMG Funds

Notes to Financial Statements (continued)

At October 31, 2011, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Tax-Managed – two collectively own 31% and Global Alternatives – three collectively own 38%. Transactions by these shareholders may have a material impact on the Funds.

h.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

i.	Foreign Securities

Certain Portfolios invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund would pay such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an investment management agreements (each, an “Investment Management Agreement”) under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by First Quadrant, L.P. (“First Quadrant” or the “Subadvisor”), which serves pursuant to a subadvisory agreement between the Investment Manager and First Quadrant with respect to each of the Funds. AMG indirectly owns a majority interest in First Quadrant.

Tax-Managed is obligated by the Investment Management Agreement to pay a management fee to the Investment Manager at the annual rate of 0.85% of the average daily net assets of the Fund. Under the Investment Management Agreement with the Tax-Managed

Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a reimbursement agreement between the Investment Manager and First Quadrant, First Quadrant reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Fund.

U.S. Equity, Global Alternatives and Global Essentials are obligated by the Investment Management Agreement to pay a management fee to the Investment Manager at the annual rate of 0.35%, 1.70% and 0.60%, respectively, of the average daily net assets of the applicable Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant for its services as subadvisor.

The Investment Manager has contractually agreed, through at least March 1, 2012, to waive fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest, shareholder servicing fees and distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses and extraordinary items) to the following amounts of the Funds’ average daily net assets:

Fund	Class A	Class C	Investor	Service Class	Institutional Class
Tax-Managed	1.24%	1.99%	N/A	N/A	0.99%
U.S. Equity	1.04%	1.79%	N/A	N/A	0.79%
Global Alternatives	1.99%	2.49%	N/A	1.74%	1.49%
Global Essentials	N/A	N/A	1.49%	1.24%	0.99%

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the fiscal year ended October 31, 2011, each Fund’s components of reimbursement are detailed in the following charts:

	Tax-Managed	U.S Equity
Reimbursement Available -10/31/10	$246,349	$150,695
Additional Reimbursements	54,758	45,459
Repayments	—	—
Expired Reimbursements	(47,895)	—

Reimbursement Available -10/31/11	$253,212	$196,154

	Global Alternatives	Global Essentials
Reimbursement Available- 10/31/10	$3,293,166	$53,618
Additional Reimbursements	3,907,032	26,843
Repayments	—	(2,072)
Expired Reimbursements	(124,128)	—

Reimbursement Available - 10/31/11	$7,076,070	$78,389

49

Managers AMG Funds

Notes to Financial Statements (continued)

Effective January 1, 2011, the aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. (Prior to January 1, 2011, the aggregate annual retainer paid to each Independent Trustee of the Board was $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts received an additional payment of $15,000 per year. The Chairman of the Audit Committee received an additional payment of $5,000 per year.) The Trustees’ fees and expenses are allocated among all of the funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such funds. The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class, Class A and Class C Shares in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class and Class A shares and 1.00% annually of the Fund’s average daily net assets attributable to Class C shares.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Investor Class, Class A or Class C shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended October 31, 2011, the following Funds either borrowed from or lent to other Managers Funds: Tax-Managed borrowed $2,837,591 for 1 day paying interest of $81; U.S. Equity $5,890,395 for 1 day paying interest of $169; Global Alternatives lent varying amounts up to $31,656,778 for 9 days earning interest of $7,240; Global Essentials lent varying amounts up to $4,835,591 for 11 days earning interest of $1,025. The interest amounts can be found in the Statement of Operations in interest income or miscellaneous expense.

3.	Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended October 31, 2011, were as follows:

	Long- Term Securities		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Tax-Managed	$18,581,384	$28,393,378	N/A	N/A
U.S. Equity	71,631,192	82,337,709	N/A	N/A
Global Alternatives	14,329,239	32,531,066	$179,280,884	$176,340,000
Global Essentials	38,001,568	34,775,448	44,989,463	45,000,000

50

Managers AMG Funds

Notes to Financial Statements (continued)

4.	Portfolio Securities Loaned

For the fiscal year ended October 31, 2011, Tax-Managed, U.S. Equity, and Global Essentials participated in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, each Fund is indemnified for such losses by BNYM. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Overnight Government Fund, or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of each applicable Fund, entered into an agreement with The Bank of New York Mellon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in Series B of the BNY Institutional Cash Reserves Fund (the “ ICRF”), pursuant to which (i) BNYMC would support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) and held by Series B of the ICRF, and (ii) once certain conditions were met, BNYMC would purchase the defaulted securities from each Fund. On October 17, 2011, after certifying that the Fund had met all necessary conditions, BNYMC purchased the Lehman Securities from each applicable Fund at a predetermined price, which represented a premium over the fair market value of the Lehman Securities at that date.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses and expects the risks of material loss to be remote.
6.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7.	Derivative Instruments

The following disclosures contain information on how and why the Funds use derivative instruments, the credit risk and how derivative instruments affect the Funds’ financial position, results of operations and cash fiows. The location and fair value amounts of these instru- ments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to Schedules of Portfolio Investments. The derivative instruments outstanding as of year end as disclosed in the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of deriva- tive activity for the Funds.

8.	Forward Foreign Currency Contracts

During the fiscal year ended October 31, 2011, Global Alternatives invested in forward foreign currency exchange contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

51

Managers AMG Funds

Notes to Financial Statements (continued)

9.	Futures Contracts

U.S. Equity entered into equity index futures contracts with the objective of maintaining exposure to equity stock markets while maintaining liquidity. Global Essentials and Global Alternatives entered into futures contracts, including futures contracts on global equity and fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices). The Funds purchased or sold futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

10.	Exchange Traded Notes

Global Essentials invests in Exchange Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. There are no periodic interest payments, and principal is not protected. The Fund could lose some or all of theamount invested. The price in the secondary market is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. At maturity, the issuer pays the Fund a return linked to the performance of the market index, such as a commodity index, to which the ETN is linked, minus the issuer’s fee. ETNs are subject to the risk of a breakdown in the futures markets that they use. As a means to obtain commodity exposure, the Fund invests in ETNs linked to commodity indices. The Fund may be exposed to a wide variety of commodity sectors, including, without limitation, agriculture, livestock, base/industrial metals, oil, energy and precious metals. Commodity prices, and the value of stocks of companies exposed to commodities, can be extremely volatile and are affected by a wide range of factors.

11.	New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04, requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

12.	Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2011 Form 1099-DIVs you receive for each Fund will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund hereby designate as a capital gain distribution with respect to the taxable year ended October 31, 2011, $0, $0, $0, and $0, respectively, or, if subsequently determined to be different, the net capital gains of such year.

52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Managers AMG FQ Tax-Managed U.S. Equity Fund and Managers AMG FQ U.S. Equity Fund, the statements of net assets of Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund (four of the series constituting Managers Trust I, hereafter referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 27, 2011

53

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (13portfolio); Trustee of Aston Funds (26 portfolios).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, TRS Associates (1982-Present); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Streur is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. and because of his service as President of the Trust. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 38 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Counsel, Affiliated Managers Group, Inc. (2002-Present); Senior Vice President, Affiliated Managers Group, Inc. (2010-Present); Vice President, Affiliated Managers Group, Inc. (2006-2010); Director, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007)

54

Annual Renewal of Investment Advisory Agreements

On June 9-10, 2011, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of the Managers AMG FQ U.S. Equity Fund, Managers AMG FQ Tax-Managed U.S. Equity Fund, Managers AMG FQ Global Alternatives Fund and Managers AMG FQ Global Essentials Fund (each a “Fund”) and the Subadvisory Agreement with respect to each Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each a “Peer Group”), performance information for the relevant benchmark index for each Fund (each a “Fund Benchmark”) and, with respect to the Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 9-10, 2011, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for the Funds, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under each Subadvisory Agreement. The Trustees also considered the Subadvisor’s risk management processes.

Performance.

With respect to the Managers AMG FQ U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2011 was above, below, above and above, respectively, the median performance of the Peer Group and above, below, below and below, respectively, the performance of the Fund Benchmark, the Russell 3000® Index. The Trustees took into account management’s discussion of the Fund’s improved more recent performance, noting the Fund’s strong performance in the first quarter of 2011 and that the Fund performed in the top quartile relative to the Peer Group for the 1-year period. The Trustees also noted a recent change to the portfolio management team. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

With respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2011 was above, above, below and above, respectively, the median performance of the Peer Group and above, below, below and above, respectively, the performance of the Fund Benchmark, the Russell 3000® Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the Fund’s improved more recent performance, noting that the Fund performed in the top 5% relative to the Peer Group and has delivered strong returns on both an absolute and relative basis for the 1-year period, and the fact that the Fund’s strong performance over the last 12 months has enhanced the Fund’s 3-year performance record. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

With respect to the Managers AMG FQ Global Alternatives Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Class A shares for

55

Annual Renewal of Investment Advisory Agreements (continued)

the 1-year, 3-year and 5-year periods ended March 31, 2011 was below, above and above, respectively, the median performance of the Peer Group and below, above and below, respectively, the performance of the Fund Benchmark, the Citigroup 1-Month T-Bill Index. The Trustees took into account management’s discussion of the Fund’s performance, including its performance over the longer-term. The Trustees also took into account the impact of the Fund’s strategy on performance over the last 12 months and noted the Fund’s recently improved performance. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

With respect to the Managers AMG FQ Global Essentials Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2011 was below the median performance of the Peer Group and above, below, below and above, respectively, the performance of the Fund Benchmark, a Composite Index (60% MSCI World Index and 40% Citigroup World Government Bond Index (Hedged)). The Trustees took into account management’s discussion of the Fund’s more recent performance, including the fact that the Fund had strong performance relative to the Fund Benchmark during the past year. The Trustees further noted that in September 2009 the Fund transformed into a single subadvisor portfolio managed by the Subadvisor using a new investment strategy and that performance prior to that time reflects returns generated by the previous multi-manager structure. The Trustees also took into account management’s discussion of the Fund’s performance. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results and portfolio composition as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Advisory and Subadvisory Fees and Profitability.

In considering the reasonableness of the advisory fee payable to the Investment Manager and the subadvisory fee payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called

“fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and that, in the case of the Managers AMG FQ Tax-Managed U.S. Equity Fund and the Managers AMG FQ U.S. Equity Fund, the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from the Fund. The Trustees also noted management’s discussion of the current asset levels of the Funds, including the effect on assets attributable to the economic and market conditions since 2008, and considered the impact on profitability of the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Funds, the Trustees noted the current asset level of the Funds and the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the current advisory fee structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Subadvisor regarding the cost of providing subadvisory services to each of the Funds and the resulting profitability to the Subadvisor from these relationships and noted that, because the Subadvisor is an affiliate of the Investment Manager, such profitability might be directly or indirectly shared by the Investment Manager.

In considering the cost of services to be provided by the Subadvisor under the Subadvisory Agreements and the profitability to the Subadvisor of its relationship with the Funds, the Trustees noted the current asset level of each Fund and the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Trustees’ deliberations at this time. For similar reasons, the Trustees did not consider potential economies of scale in the management of the Funds by the Subadvisor to be a material factor in their considerations at this time.

56

Annual Renewal of Investment Advisory Agreements (continued)

With respect to the Managers AMG FQ U.S. Equity Fund, the Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2011 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2012, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.04%, 1.79% and 0.79% for Class A shares, Class C shares and Institutional Class shares, respectively. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

With respect to the Managers AMG FQ Tax-Managed U.S. Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2011 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2012, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.24%, 1.99% and 0.99% for Class A shares, Class C shares and Institutional Class shares, respectively. The Board also took into account management’s discussion of the Fund’s expenses and the current size of the Fund. The Board also considered the differences in the Fund’s investment strategy relative to its Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

With respect to the Managers AMG FQ Global Alternatives Fund, the Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2011 were both higher than the average for the Fund’s Peer Group. In this regard, the Trustees noted that because of the Investment Strategy of the Fund, the Peer Group contains a small group of funds, some of which pursue an investment strategy different from that of the Fund. The Trustees took into account the fact that the Investment Manager has contractually agreed, through at least March 1, 2012, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.49%. The Trustees took into account management’s discussion of the Fund’s expenses. The Trustees concluded that, in light of the nature, extent and quality of the services to be provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

With respect to the Managers AMG FQ Global Essentials Fund, the Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2011 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2012, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.99%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

* * * *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under the Subadvisory Agreements and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 9-10, 2011, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreements (as applicable) for each Fund.

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Investment Manager and Administrator

Managers Investment Group

LLC 333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

First Quadrant, L.P.

800 E. Colorado Boulevard, Suite 900

Pasadena, CA 91101

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE FOCUSED GROWTH

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North America Inc.

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Annual Report

Managers Funds

October 31, 2011

Managers Frontier Small Cap Growth Fund

Managers AMG TSCM Growth Equity Fund

Managers Micro-Cap Fund

Managers Real Estate Securities Fund

Managers California Intermediate Tax-Free Fund

Managers
INVESTMENT GROUP

AR022-1011

Managers Funds

Annual Report — October 31, 2011

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	4

INVESTMENT MANAGERS’ COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS
Managers Frontier Small Cap Growth Fund	5
Managers AMG TSCM Growth Equity Fund	11
Managers Micro-Cap Fund	17
Managers Real Estate Securities Fund	26
Managers California Intermediate Tax-Free Fund	30

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	39

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	41
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	43
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	44
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	46
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	53
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	61

TRUSTEES AND OFFICERS	62

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	63

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. We believe investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which we believe gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”), is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results, and market outlook.

Both global equities and bonds posted solid gains for the prior 12 months despite several significant macroeconomic headwinds that have threatened to pull the global economy into another recession. At the start of this period, investors largely ignored significant events such as the Arab Spring and the devastating effects of the Japanese earthquake and its aftermath and risk-based assets generally outperformed during this period. The mood changed, however, heading into the summer months as the stalemate in Washington around the U.S. debt ceiling along with increasing fears about European sovereign debt contagion created considerable angst amongst investors who quickly fled risk-based assets and sought the safety of U.S. Treasuries and other assets perceived as higher quality. This reversed, somewhat, in October as risk aversion began to ease across global markets amid optimism that the European debt crisis could be contained.

Against this backdrop, the Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund, Managers Micro-Cap Fund, Managers Real Estate Securities Fund, and the Managers California Intermediate Tax-Free Fund (each a “Fund” and collectively the

1

Letter to Shareholders (continued)

“Funds”), generally posted solid absolute returns, as detailed below. Please note that some funds have multiple share classes, and for these funds the performance shown only reflects the share class indicated.

Periods Ended 10/31/11	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers Frontier Small Cap Growth Fund -Service Class	(15.36)%	7.48%	15.41%	3.04%	4.93%	5.91%	9/24/1997
Russell 2000® Growth Index	(13.56)%	9.84%	16.31%	2.68%	6.04%	2.82%
Managers Frontier Small Cap Growth Fund -Investor Class	(15.53)%	7.19%	—	—	—	11.61%	1/1/2010
Managers Frontier Small Cap Growth Fund -Institutional Class	(15.31)%	7.71%	—	—	—	12.05%	1/1/2010
Russell 2000® Growth Index	(13.56)%	9.84%	—	—	—	26.28%
Managers AMG TSCM Growth Equity Fund -Investor Class	(12.95)%	0.84%	—	—	—	8.06%	7/30/2010
Managers AMG TSCM Growth Equity Fund -Service Class	(12.93)%	1.55%	—	—	—	8.75%	7/30/2010
Managers AMG TSCM Growth Equity Fund -Institutional Class	(12.83)%	1.23%	—	—	—	8.47%	7/30/2010
Russell 3000® Growth Index	(6.67)%	9.92%	—	—	—	16.76%
Managers Micro-Cap Fund - Service Class	(13.08)%	7.78%	15.01%	2.32%	4.36%	12.37%	6/30/1994
Russell Microcap® Index	(16.68)%	2.11%	10.29%	(3.07)%	6.03%	—
Managers Micro-Cap Fund - Institutional Class	—	—	—	—	—	16.18%	10/1/2011
Russell Microcap® Index	—	—	—	—	—	13.34%
Managers Real Estate Securities Fund	(4.43)%	11.06%	19.28%	1.13%	11.77%	8.31%	12/31/1997
Dow Jones U.S. Select REIT Index	(3.79)%	11.67%	16.68%	(1.69)%	10.98%	8.52%
Managers California Intermediate Tax-Free Fund	4.00%	3.27%	6.19%	3.75%	4.03%	5.16%	11/16/1990
Barclays Capital U.S. Municipal Bond: 5 Year Index	2.76%	3.04%	6.51%	5.32%	4.53%	—

For the 12 months ended October 31, 2011, the Managers Frontier Small Cap Growth Fund Service Share Class returned 7.48%, compared to 9.84% for the Russell 2000® Growth Index. The Fund’s underperformance can be primarily attributed to its growth-at-a-reasonable-price investment approach and weak stock performance. Frontier has historically emphasized valuation when identifying attractive growth candidates. Over the last 12 months small-cap value stocks lagged growth stocks, so Frontier’s emphasis on valuation created a headwind. From a stock selection perspective, performance within the financials and health care sectors detracted the most.

For the 12 months ended October 31, 2011, the Managers AMG TSCM Growth Equity Fund Institutional Share Class returned 1.23%, while its benchmark, the Russell 3000® Growth Index returned 9.92%. The primary driver of the Fund’s underperformance was weak stock selection. Specifically, the Fund’s investments

2

Letter to Shareholders (continued)

in consumer discretionary, financials and industrials were the worst performers. An overweight to the industrials sector along with an underweight to consumer staples also negatively impacted results. It is important to note that the Fund’s sector weights are solely a function of TimesSquare’s bottom-up investment approach. Positive stock selection within materials and telecomm helped offset underperformance.

For the 12 months ended October 31, 2011, the Managers Micro-Cap Fund (Service Class) returned 7.78% compared with 2.11% for its benchmark, the Russell Microcap® Index. Performance continues to remain strong relative to the Index since the Fund was converted to a multi-manager, multi-style approach in early 2008. Solid outperformance for the Fund over the last year has been driven by all four of the Fund’s subadvisors. A majority of the outperformance was driven by solid stock selection across a number of sectors led by holdings within the consumer discretionary and financials sectors. On September 30, 2011 the Managers Micro-Cap Fund and the Managers Institutional Micro-Cap Fund merged and their investment capital was pooled into a single fund offering multiple share classes that we believe could be beneficial to shareholders of both Funds because it could produce economies of scale and other efficiencies.

For the 12 months ended October 31, 2011, the Managers Real Estate Securities Fund returned 11.06%, while the benchmark, the Dow Jones U.S. Select REIT Index, returned 11.67%. During this period, the Fund’s modest underperformance was primarily a result of stock selection within hotels, self-storage and specialty real estate stocks. Underperformance in these sectors was mostly offset with good stock selection in the residential and office sectors. A conservative positioning with an over allocation to sectors such as health care and net lease helped to buoy returns when the market turned sharply lower during the third quarter.

For the 12 months ended October 31, 2011, the Managers California Intermediate Tax-Free Fund returned 3.27%, compared to 3.04% for the Barclays Capital 5-Year Municipal Bond Index. The Fund’s outperformance can be primarily attributed to the Fund’s longer duration positioning relative to the Index. The Fund’s allocation to longer-dated maturities relative to the Index along with a bias towards general obligation bonds and essential purpose revenue bonds was also modestly beneficial. Conservative investors fleeing the riskier equity and commodity markets sought the relative safety of these higher-quality bonds.

The following report covers the one-year period ended October 31, 2011. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur

Senior Managing Partner

Managers Investment Group LLC

3

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2011	Expense Ratio for the Period	Beginning Account Value 05/01/2011	Ending Account Value 10/31/2011	Expenses Paid During the Period*
Managers Frontier Small Cap Growth Fund
Investor Class
Based on Actual Fund Return	1.55%	$1,000	$845	$7.21
Based on Hypothetical 5% Annual Return	1.55%	$1,000	$1,017	$7.88
Service Class
Based on Actual Fund Return	1.30%	$1,000	$846	$6.05
Based on Hypothetical 5% Annual Return	1.30%	$1,000	$1,019	$6.61
Institutional Class
Based on Actual Fund Return	1.05%	$1,000	$847	$4.89
Based on Hypothetical 5% Annual Return	1.05%	$1,000	$1,020	$5.35
Managers AMG TSCM Growth Equity Fund
Investor Class
Based on Actual Fund Return	1.19%	$1,000	$871	$5.61
Based on Hypothetical 5% Annual Return	1.19%	$1,000	$1,019	$6.06
Service Class
Based on Actual Fund Return	1.04%	$1,000	$871	$4.90
Based on Hypothetical 5% Annual Return	1.04%	$1,000	$1,020	$5.30
Institutional Class
Based on Actual Fund Return	0.79%	$1,000	$872	$3.73
Based on Hypothetical 5% Annual Return	0.79%	$1,000	$1,021	$4.02
Managers Micro-Cap Fund
Service Class
Based on Actual Fund Return	1.43%	$1,000	$869	$6.74
Based on Hypothetical 5% Annual Return	1.43%	$1,000	$1,018	$7.27
Institutional Class
Based on Actual Fund Return[1]	1.18%	$1,000	$1,162	$1.08
Based on Hypothetical 5% Annual Return	1.18%	$1,000	$1,019	$6.01
Managers Real Estate Securities Fund
Based on Actual Fund Return	1.35%	$1,000	$956	$6.65
Based on Hypothetical 5% Annual Return	1.35%	$1,000	$1,018	$6.87
Managers California Intermediate Tax-Free Fund
Based on Actual Fund Return	0.55%	$1,000	$1,040	$2.83
Based on Hypothetical 5% Annual Return	0.55%	$1,000	$1,022	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.
[1]

Commenced operations on October 1, 2011, and as such, the expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (31), then divided by 365.

4

Managers Frontier Small Cap Growth Fund

Portfolio Manager’s Comments

The Portfolio Manager

Frontier Capital Management Co. LLC (“Frontier”) manages client assets in small-, small/mid-, mid- and large-cap U.S. equity strategies. The Managers Frontier Small Cap Growth Fund follows a small-cap growth discipline as Frontier implements its “GARP” investment approach to select attractive small-cap stocks.

Frontier believes:

•	Fundamental research is the cornerstone to adding value

•	Stock prices ultimately are linked to sales and earnings growth

•	Growth must be purchased at a reasonable price

•	Research is a continuous process

Frontier utilizes and draws support from its entire team of 19 investment professionals to identify opportunities and conduct fundamental research. Through fundamental bottom-up research, Frontier seeks long-term capital appreciation by investing in small-capitalization companies that it believes have above-average earnings growth potential and are available at reasonable valuations.

Frontier looks for companies it believes can generate long-term, sustainable earnings, managed by qualified professionals capable of executing a well-conceived strategic plan. Frontier seeks businesses that can generate superior rates of return on capital in excess of their cost of capital over a business cycle due to above-average secular growth prospects or a competitive advantage.

The Year in Review

For the fiscal year ended October 31, 2011, the Managers Frontier Small Cap Growth Fund (Service Class Shares) (the “Fund”) returned 7.48%, underperforming the Russell 2000® Growth Index, which returned 9.84%.

U.S. equities finished the twelve months ending October 31 with positive returns across the market cap spectrum. Small caps slightly underperformed relative to large caps. The small cap Russell 2000® rose 6.7% versus the 8.0% gain of the large cap Russell 1000®. From a style perspective, the Russell 2000® Growth, up 9.8%, outperformed the 3.5% return of the Russell 2000® Value Index.

The fiscal year ended on a strong note in October. After a severe third quarter decline, stocks rallied sharply in October on optimism for plans to address the Eurozone financial crisis and on better than feared U.S. economic reports. While the headlines surrounding the Eurozone financial crisis seem to be driving the equity markets, economic data points continue to reflect modest expansion in the U.S. Real GDP grew at a 2.5% annual rate in the third quarter, finally eclipsing its pre-recession peak and accelerating from the 0.4% and 1.3% growth rates of the first and second quarter of the year. Consumer spending, which accounts for 70% of economic activity, rose at a 2.4% pace in the third quarter, well above the second quarter’s 0.7% rate despite plunging consumer confidence. Businesses appear more willing to invest, a good sign for future growth, as overall business investment rose at a robust 16.3% clip during the quarter. This is the fastest growth in more than a year and was driven by higher outlays for equipment and software. While the Institute for Supply Management’s manufacturing index dipped in October, signaling slower growth, the new orders component improved for the first time in four months. The services index came in slightly below economists’ consensus expectation, but as with the manufacturing index, the details in the components of the index were better than the headline, including a healthy gain in employment.

The Fund’s underperformance relative to the Russell 2000® Growth is primarily due to our sector results in financial services and health care. Within financial services, a sector where we are approximately equally weighted to the Index, our -2% return substantially lagged the 12% gain of the Index. Our underperformance was primarily driven by securities brokerage and services company Jefferies Group, Inc. Jefferies Group, Inc. was down 44% for the trailing one-year period and detracted approximately 0.9% from the Portfolio’s contribution to return. Increased regulation, higher capital requirements, market volatility, Eurozone financial contagion concerns and anemic trading volumes all impacted our position in Jefferies Group, Inc.. We continue to believe the company is conservatively managed and exceptionally well positioned to take market share over time. Our top performing stock in the sector was insurance holding company W.R. Berkley Corp., up 28%. The company benefitted from strong underwriting and more stable insurance rates.

5

Managers Frontier Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

The second largest detractor from our relative returns was health care, a sector we are underweight. Our portfolio returns in health care, up 9%, lagged the benchmark return of 12%. Our largest detractor in the health care sector was DexCom, Inc., a medical device company that focuses on the design, development, and commercialization of continuous glucose monitoring systems, down 29%. While the company grew at a very rapid rate, the industry transition to continuous glucose monitoring has been slower than investor expectations. The second largest detractor in health care was United Therapeutics Corp., which declined 27% as a consequence of less than favorable results from the trial of its oral drug for pulmonary arterial hypertension. The top health care investment return for our Portfolio was Mako Surgical Corp., up 222%. Mako Surgical Corp.’s robotic products continue to be viewed as a potential huge winner in the field of hip and knee replacement. The company has been very successful in placing its products at U.S. hospitals and this should eventually lead to increasing sales of high margin hip and knee replacement products.

Partially offsetting the aforementioned detractors were positive contributions to return from technology stocks such as Ariba, Inc. up 69%, RightNow Technologies , Inc. up 65%, and Jabil Circuit, Inc. up 36%. Both Ariba, Inc. and RightNow Technologies, Inc. offer subscription based software services that lead to consistent growth businesses with high returns on invested capital. Combined, these three technology stocks contributed approximately 2.9% of the Portfolio’s return. Another strong contributor was discount retailer Dollar Tree, Inc.’s 56% gain, contributing 1.2% to the Portfolio. We have owned Dollar Tree for a decade and it has consistently gained market share in the value based retailing market. From a broad sector perspective, the Portfolio had the strongest overall stock selection from the materials and processing sector led by strong returns from Cabot Corp., up 41%, CLARCOR, Inc., up 23% and Watsco, Inc., up 14%. We continue to own strong operating companies within this sector and shy away from owning pure commodity oriented companies that are very dependent upon the price of the underlying commodity.

Despite the backdrop of domestic political gridlock, the Eurozone crisis, and stock market weakness, U.S. economic data is holding up at a level that reflects modest economic expansion. Notwithstanding all the negative headlines, corporate earnings reports have generally remained positive and are exceeding expectations. While our growth at reasonable price style was largely responsible for our slight under performance, we remain committed to this discipline and believe our Fund is well positioned to deliver strong investment results in the upcoming year.

This commentary reflects the viewpoints of the portfolio manager, Frontier Capital Management, as of October 31, 2011 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

Cumulative Total Return Performance

Managers Frontier Small Cap Growth Fund (formerly Managers Small Cap) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in the Managers Frontier Small Cap Growth Fund on October 31, 2001, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

6

Managers Frontier Small Cap Growth Fund Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annual total returns for the Managers Frontier Small Cap Growth Fund and the Russell 2000® Growth Index for the same periods ended October 31, 2011.

Average Annualized Total Returns [1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers Frontier Small Cap Growth Fund [2,3,4]
Service Class	7.48%	3.04%	4.93%	5.91%	9/24/97
Investor Class [5]	7.19%	—	—	11.61%	1/1/10
Institutional Class[5]	7.71%	—	—	12.05%	1/1/10
Russell 2000® Growth Index[6]	9.84%	2.68%	6.04%	2.82%	9/24/97	†

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2011. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5]	Commencement of operations for this class was January 1, 2010.
[6]

The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

7

Managers Frontier Small Cap Growth Fund

Fund Snapshots

October 31, 2011

Portfolio Breakdown

Industry	Managers Frontier Small Cap Growth Fund**	Russell 2000® Growth Index
Information Technology	27.7%	23.5%
Industrials	26.4%	16.2%
Consumer Discretionary	13.5%	14.8%
Energy	9.7%	8.6%
Health Care	9.0%	19.5%
Financials	6.9%	7.8%
Telecommunication Services	1.7%	1.1%
Materials	0.6%	4.1%
Consumer Staples	0.4%	4.3%
Utilities	0.0%	0.1%
Other Assets and Liabilities	4.1%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Jabil Circuit, Inc.*	3.6%
Dollar Tree, Inc.	3.1
RF Micro Devices, Inc.*	2.9
ON Semiconductor Corp.*	2.8
Mednax, Inc.*	2.8
Raymond James Financial, Inc.*	2.7
MasTec, Inc.*	2.7
World Fuel Services Corp.	2.1
Ariba, Inc.*	2.1
Chico’s FAS, Inc.*	1.9

Top Ten as a Group	26.7%

*	Top Ten Holding at April 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

Managers Frontier Small Cap Growth Fund

Schedule of Portfolio Investments

October 31, 2011

	Shares		Value
Common Stocks - 95.9%
Consumer Discretionary - 13.5%
Cheesecake Factory, Inc., The*	34,900		$976,851
Chico’s FAS, Inc.	148,500		1,835,460
Dollar Tree, Inc.*	37,350		2,986,506
Hanesbrands, Inc.*	36,700		967,779
Harmon International Industries, Inc.	16,700		720,772
hhgregg, Inc.*	38,200		487,050
K12, Inc.*	23,800		834,190
LKQ Corp.*	60,600		1,768,308
Rue21, lnc.*	16,200		431,568
Select Comfort Corp.*	35,300		733,181
Tractor Supply Co.	11,000		780,340
WMS Industries, Inc.*	18,700		409,717
Total Consumer Discretionary			12,931,722
Consumer Staples - 0.4%
Nu Skin Enterprises, Inc., Class A	6,700		338,551
Energy - 9.7%
Abraxas Petroleum Corp.*	74,600		290,940
Carrizo Oil & Gas, Inc.*	67,100		1,825,120
Comstock Resources, Inc.*	30,100		549,024
InterOilCorp.*	9,000	[2]	427,590
KiOR, Inc., Class A*	42,500	[2]	702,525
Magnum Hunter Resources Corp.*	146,100		657,450
Northern Oil & Gas, Inc.*	21,300		514,821
Oasis Petroleum, Inc.*	12,700		372,618
Rex Energy Corp.*	36,400		563,472
St. Mary Land & Exploration Co.	15,600		1,293,396
World Fuel Services Corp.	52,300		2,084,155
Total Energy			9,281,111
Financials - 6.9%
Green Dot Corp., Class A*	8,700		284,229
Jefferies Group, Inc.	78,800		1,044,888
Raymond James Financial, Inc.	86,600		2,630,042
W.R. Berkley Corp.	35,000		1,218,350
Waddell & Reed Financial, Inc.	51,600		1,430,868
Total Financials			6,608,377
Health Care - 9.0%
Accretive Health, Inc.*	25,900	[2]	616,679
Complete Genomics, Inc.*	18,200		103,740
CONMED Corp.*	43,500		1,142,745

	Shares		Value
Cumberland Pharmaceuticals, Inc.*	45,500	[2]	$262,080
Dendreon Corp.*	35,200	[2]	385,088
DexCom, Inc.*	67,000		655,930
HMS Holdings Corp.*	12,500		305,500
Insulet Corp.*	49,700	[2]	811,104
MAKO Surgical Corp.*	5,110	[2]	196,479
Medidata Solutions, Inc.*	21,000		377,580
Mednax, Inc.*	40,300		2,651,740
Momenta Pharmaceutical, Inc.*	32,200		476,560
United Therapeutics Corp.*	15,100		660,323
Total Health Care			8,645,548
Industrials - 26.4%
A.O. Smith Corp.	22,500		836,100
Advisory Board Co., The*	17,100		1,047,375
Ameresco, Inc., Class A*	25,300		278,047
Belden CDT, Inc.	45,300		1,462,284
Carlisle Co., Inc.	21,800		909,496
CLARCOR, Inc.	21,900		1,061,712
Comfort Systems USA, Inc.	17,700		194,700
Hub Group, Inc.*	32,000		1,000,320
Insperity, Inc.	25,500		657,390
Kaman Corp., Class A	30,800		1,024,100
Landstar System, Inc.	35,000		1,562,050
MasTec, Inc.*	120,700		2,609,534
Meritor, Inc.*	101,400		965,328
Mine Safety Appliances Co.	30,500		1,023,275
Navistar International Corp.*	21,900		921,333
Pall Corp.	15,000		767,550
Quanta Services, Inc.*	47,900		1,000,631
RSC Holdings, Inc.*	81,200		792,512
Tetra Technologies, Inc.*	32,800		716,024
UTI Worldwide, Inc.	47,300		691,053
WABCO Holdings, Inc.*	35,600		1,787,476
Waste Connections, Inc.	38,100		1,297,305
Watsco, Inc.	29,400		1,812,804
Wesco International, Inc.*	20,100		974,046
Total Industrials			25,392,445
Information Technology - 27.7%
Ariba, Inc.*	64,100		2,030,688
Brightpoint, Inc.*	19,400		196,910
comScore, Inc.*	37,884		799,731

The accompanying notes are an integral part of these financial statements.

9

Managers Frontier Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology - 27.7% (continued)
Constant Contact, Inc.*	22,600		$457,424
Cymer, Inc.*	24,500		1,064,525
DemandTec, Inc.*	43,300		327,348
Equinix, Inc.*	9,200		883,292
Factset Research Systems, Inc.	300		29,826
Fairchild Semiconductor International, Inc.*	4,000		59,880
Fortinet, Inc.*	12,000		276,720
GT Advanced Technologies, Inc.*	108,000	[2]	885,600
Ingram Micro, Inc., Class A*	45,600		815,328
Intevac, Inc.*	38,300		308,315
IntraLinks Holdings, Inc.*	67,100		583,099
Jabil Circuit, Inc.	166,200		3,417,073
Monolithic Power Systems, Inc.*	8,900		110,894
Monster Worldwide*	72,500		669,175
ON Semiconductor Corp.*	352,000		2,664,640
QuinStreet, Inc.*	98,000		1,126,020
Radware, Ltd.*	17,100		452,124
RF Micro Devices, Inc.*	375,294		2,754,658
RightNow Technologies, Inc.*	29,200		1,255,892
Rogers Corp.*	7,800		336,726
Sanmina-SCI Corp.*	75,200		662,512
Semtech Corp.*	12,600		307,692
Tech Data Corp.*	11,100		545,898
Tessera Technologies, Inc.*	76,920		1,059,188

	Shares		Value
Veeco Instruments, Inc.*	10,500	[2]	$280,245
VeriFone Holdings, Inc.*	13,900		586,719
Verint Systems, Inc.*	16,200		482,760
Virtusa Corp.*	55,800		908,982
Web.com Group, Inc.*	31,300		302,358
Total Information Technology			26,642,242
Materials - 0.6%
Albemarle Corp.	3,300		175,857
RTI International Metals, Inc.*	14,800		390,572
Total Materials			566,429
Telecommunication Services - 1.7%
Cogent Communications Group, Inc.*	55,600		892,380
Premiere Global Services, Inc.*	79,900		723,894
Total Telecommunication Services			1,616,274
Total Common Stocks (cost $93,544, 106)			92,022,699
Short-Term Investments - 8.8%[1]
BNY Mellon Overnight Government Fund, 0.10% [3]	4,313,047		4,313,047
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%	4,163,543		4,163,543
Total Short-Term Investments (cost $8,476,590)			8,476,590
Total Investments - 104.7% (cost $102,020,696)			100,499,289
Other Assets, less Liabilities - (4.7)%			(4,519,928)
Net Assets - 100.0%			$95,979,361

The accompanying notes are an integral part of these financial statements.

10

Managers AMG TSCM Growth Equity Fund

Portfolio Manager’s Comments

The Managers AMG TSCM Growth Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing in the stocks of large-, mid- and small-capitalization companies.

The Portfolio Manager

TimesSquare Capital Management, LLC (“TimesSquare”), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to all-cap investing. Led by co-managers Kenneth Duca, Tony Rosenthal, and Grant Babyak, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of large-cap, mid-cap and small-cap growth stocks designed to generate good risk-adjusted returns. When selecting growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stocks selling at reasonable valuations, and that Fund management believes have the potential to appreciate in price by 25% to 50% within the next 12 to 18 months.

The Period in Review

For the fiscal year ended October 31, 2011, the Managers AMG TSCM Growth Equity Fund (Institutional Class Shares) returned 1.23%, underperforming the Russell 3000® Growth Index, which returned 9.92%.

The U.S. equity markets closed 2010 with a second consecutive year of double-digit positive returns. Sweeping federal reforms to the health care and financial services sectors, as well as hearings and investigations into other segments of the economy, roiled those areas of the markets. Investors began to grapple with the implications of federal actions. Indicative of the equity markets’ sentiment was the top-seeded asset class in 2010: commodities. Mirroring investor worries for the equity markets, such as future inflation and stability among the major economies, there were record highs and returns for metals, agriculture, and energy.

In the first quarter of 2011, the world shook from geological and geopolitical instabilities. A 9.0 magnitude earthquake rocked northeastern Japan, followed by an even more destructive tsunami that caused massive damage, especially to an aging nuclear power plant in the region. Two continents away, regime change battles erupted in several countries, from northern Africa to the Middle East. Subsequent to both sets of events, there were notable impacts on the Japanese link in the global supply chain for certain technologies and on the price of oil. Outside of the two regions, however, the financial markets seemed to shrug off those headlines.

At the close of the second quarter of 2011, the Federal Reserve’s second round of quantitative easing (QE2) ended not with a bang but a whimper. No new monetary initiatives were planned, though the FOMC said it would “act as needed to best foster maximum employment and price stability.” Neither of those goals seemed within nearby reach as unemployment remained above 9% and inflation edged up to 3.6%, with the greatest increases coming from food and energy prices. The decision in late June by the U.S. and other nations of the International Energy Agency to release 60 million barrels of oil from strategic reserves - only the third time that reserves have been tapped in a coordinated manner - was made in an effort to offset supply disruptions in Libya and to help lower oil prices. Meanwhile, the Federal Government’s economic focus turned toward its mandated debt ceiling, which technically was reached mid-May. “Extraordinary measures” were used by the Treasury to manage the country’s finances, which prolonged the deadline until early August. By then, it was expected that some combination of tax increases and spending cuts would be agreed upon, breaking the deadlock on Capitol Hill and raising the debt ceiling. In a similar vein, Greece moved forward with its new austerity plan in hopes of extricating that country from its debt crisis. By doing so, other European Union members moved forward with additional aid, which calmed markets globally, especially the financial services sector where many large companies had significant Greek exposure.

The third quarter was marked by a historical credit rating downgrade for the U.S., the wrath of Hurricane Irene, and the implementation of “Operation Twist” by the Fed – all with the major stock indices tumbling by double digits across the market capitalization spectrum. Brinkmanship had continued in Congress over raising the debt ceiling prior to the August 2 deadline, which finally was accomplished at almost literally the 11th hour. With the difficulty in reaching agreement on a coherent fiscal policy, credit rating agencies placed the U.S. “under review” for a downgrade from its AAA status, the level it had held since 1941, only to follow through with the action during the first week of August. The Federal Reserve subsequently affirmed its stance of holding interest rates at “exceptionally low levels” (i.e., zero) for at least the next two years. European economies struggled under the pressure of their hefty sovereign debt levels and austerity measures. Additionally, economic news (GDP, manufacturing activity, and jobs data) took a decidedly negative turn, calling into question the strength of our own “recovery” now that QE2 had ended. U.S. stock market volatility, as measured by the VIX Index, spiked to its highest level in over a year. At the end of August, attention on market turbulence gave way to the thunderous effects of Hurricane Irene, which hit the East Coast and caused by some estimates upwards of $10 Billion of damage. President Obama announced new jobs initiatives to a joint congressional session. Federal Reserve Chairman Ben Bernanke ended speculation on the Fed’s next move by announcing “Operation Twist,” a plan through which the Fed would purchase $400 Billion of long-term treasury bonds and sell the same amount of short-term treasury bills.

11

Managers AMG TSCM Growth Equity Fund

Portfolio Manager’s Comments (continued)

Stock prices seemed to move based on macro events, technical trading dynamics, and headlines rather than the underlying business fundamentals. Smaller stocks have been hit harder than larger capitalization stocks, as the former are generally perceived as “riskier” assets, and investors were clearly de-risking their portfolios in the face of uncertainty. The third quarter ended with more questions than answers as investors contemplated the U.S. political gridlock, the Euro zone crisis, and stock market weakness.

In the month of October, the U.S. equity markets pulled an abrupt about-face and posted double-digit positive returns across all sizes and styles, breaking a five-month sequence of negative returns. Underlying that was a significant shift in market leadership as the commodity-oriented sectors, such as energy and materials & processing, outpaced the pack while less economically sensitive areas lagged, including consumer staples, health care, and utilities. Market volatility, as measured by the VIX Index, decreased significantly from its recent spike, though remained at higher levels than earlier in the year.

During this period, the return of the broad market underperformed the large-capitalization segment yet beat the mid and small caps with the Russell 3000® Index returning 7.90%, compared with the Russell 1000® Index return of 8.01%, the Russell Midcap® Index return of 7.85%, and the Russell 2000® Index return of 6.71%. In terms of style, growth stocks outperformed value stocks within each size segment; specific to the all cap space, the Russell 3000® Growth Index’s return of 9.92% handily beat the Russell 3000® Value Index return of 5.94%.

The portfolio underperformed the Russell 3000® Growth Index on a relative basis during the period. Stock selection had a net negative effect and drove our underperformance; in general, our investments in technology and materials & processing outpaced their counterparts in the index, while our holdings in consumer discretionary, financial services, producer durables, energy, health care, and consumer staples lagged. Sector allocation also had a net negative effect although we continue to build our concentrated all cap growth portfolio from the bottom-up.

Within the consumer discretionary sector, Coach, Inc. a specialty retailer of leather goods and accessories, ran up by 31%, prompted by a solid second quarter in which earnings surpassed Street estimates; we added to our position throughout the period. Coach, Inc. management is focused on China both from a cost and sales perspective. Currently, 75% of its products are sourced from Chinese factories. Management intends to reduce production out of China to approximately 50% over the next four years in recognition of growing wage pressure. Coach, Inc. is investigating additional store locations throughout China in order to capitalize on this growing market opportunity. Nike, Inc. is engaged in the design and development of footwear, apparel, equipment and accessory products. Nike, Inc.’s fiscal fourth quarter results were above the consensus with revenue growth coming from North America, China and emerging markets. Their footwear segment continued to produce very strong results, and Nike, Inc. shares ran ahead by 19%. Nike, Inc. has gained market share among mid-tier stores and has been noted by many of those retailers as one of the few lines of growth. We initiated a position in Sotheby’s, an auctioneer of authenticated fine and decorative art, jewelry, and collectibles, in the second quarter. During the third quarter, the luxury segment of the sector gave back gains from earlier in the year. Recent art auctions produced mixed results as auction sales, while within the estimate range, have skewed to the low end. Sotheby’s shares were bid lower by -30%, though the supply of fine art, a key business consideration, has been strong leading into the Fall auction season; we added to our position.

Declining energy prices weighed on that sector and our Whiting Petroleum Corp. holding. An independent oil and gas exploration & production company, Whiting Petroleum Corp.’s business is primarily located in the Rocky Mountains, Mid-Continent and Gulf Coast regions. The company’s new area is Lewis & Clark, located in the Williston Basin of North Dakota. Following the descent of oil prices,Whiting Petroleum Corp. fell by -21%. In our view, the price actions significantly oversold the stock, ignoring Whiting Petroleum Corp.’s key acreage in the Bakken field, and we added to our position.

In financial services, Lazard, Ltd., Class A is a global leader in M&A and restructuring advisory work with an asset management business overseeing more than $100 Billion of client assets. Lazard, Ltd., Class A won several high profile M&A assignments last year, such as advising Continental on its merger with United, but Lazard, Ltd., Class A lagged later in the period due to concerns that a weaker macroeconomic environment could weigh on future M&A activity, which pushed down its price by -25%. We still believe Lazard, Ltd., Class A is well positioned to continue gaining market share from the larger investment banks, and it played prominent roles in several recent deals.

In the health care sector, Shire PLC is a specialty biopharmaceutical company focused on the research, development, manufacture and distribution of pharmaceutical products including treatments of Attention Deficit and Hyperactivity Disorder (ADHD) and gastrointestinal diseases. Strong sales of the company’s Adderall ADHD therapy enabled Shire PLC to surpass second quarter estimates, and their shares rose by 34%. Management also increased guidance for 2011. In May, Shire PLC had announced its plans to acquire Advanced BioHealing and the creation of a strategic platform based on tissue regeneration using

12

Managers AMG TSCM Growth Equity Fund

Portfolio Manager’s Comments (continued)

cell-based therapies. In the first quarter, we initiated a position in HCA Holdings, Inc. the largest private hospital operator in the U.S. In July, HCA Holdings, Inc. missed quarterly earnings estimates due to a sudden decrease in the percentage of surgical procedures among its Medicare patients, which represented a sudden shift from recent trends. HCA Holdings, Inc. was also buffeted by fears of reimbursement cuts, especially in its large Medicaid-dominated Florida market, and the company finished the period down by -22%.

We had mixed results in the producer durables sector. As the bottommost detractor for the period with its -45% decline, Manitowoc Company, a leading producer of industrial cranes and commercial foodservice equipment, reported a slight slowdown during the third quarter from some of its developing markets operations. Following a stronger-than-expected first half of the year, investors pushed Manitowoc’s price down, a pullback that we believed overly discounted the disappointing news and ignored the company’s solid backlog; however, we decided to move on to higher conviction names and closed our position in October. ManpowerGroup is the third largest staffing company in the world; their service offerings include temporary and flexible staffing solutions, which a number of companies have favored during times of uncertainty. Manpower’s first quarter results beat the consensus, and management’s second quarter earnings guidance was above expectations; however, weaker-than-expected macroeconomic recovery concerns caused the stock to fall. In the third quarter, Manpower reported another good quarter and provided solid guidance. The stock traded down by -30% on concerns regarding its European exposure, and we decided to sell our position in October. Danaher Corp. designs, manufactures, and markets professional (Environmental, Test & Measurement), medical (Life Sciences & Diagnostics and Dental), industrial, commercial, and consumer products including microscopes and disinfection technologies that ensure safe drinking water. Danaher Corp. reported solid third-quarter results in late 2010 that topped expectations, driven by higher core sales and better-than-expected gross margins, which came in above 50% for the first time in the company’s history. In the second quarter of 2011, Danaher Corp. beat earnings expectations and raised guidance; their shares rose by 12%. The company continues to have significant exposure to emerging markets which are growing at approximately double the rate of the rest of the company, and Danaher Corp. has $4 Billion of M&A capacity for new acquisitions.

The top contributor for the period hailed from the technology sector: with its 34% return, Apple, Inc. a leader in the design of personal computers, media devices, and wireless phones, reported better-than-expected earnings and was preparing to introduce new products later this year. Subsequent to the end of the third quarter, Apple, Inc.’s co-founder, chairman, and until recently CEO, Steven Jobs, passed away. With the loss of Jobs, we are reevaluating our expectations for Apple, Inc. Teradata Corp. is a leader in enterprise data warehousing technologies and services. The company sells tightly coupled hardware, software and services enabling businesses to improve real-time decision making. Teradata Corp. management noted they are continuing to expand their sales territories and are offering a broader set of products to address a key growth opportunity in the analytics market. Shares of Teradata Corp. surged ahead by 52%, and we trimmed the position on strength. QUALCOMM, Inc. manufactures digital wireless telecommunications products and services based on its code division multiple access (CDMA) technology. QUALCOMM, Inc. continues to benefit from an increased penetration of smartphones from Apple, Inc. and those based on the Android operating system. In the first quarter, QUALCOMM, Inc. announced the acquisition of Atheros Communications, a producer of radio frequency semiconductors used in wireless networking equipment. QUALCOMM, Inc. believes this deal will open up significant growth synergies. QUALCOMM, Inc.’s shares gained 15%, and we added to our position. We decided to exit Juniper Networks in the third quarter, which had fallen by -34%. The designer, developer, and supplier of network infrastructure products and services reported disappointing revenues and earnings. Driven by the slower and uncertain technology spending environment, Juniper had also reduced forward guidance.

With an ever-changing investment landscape, one constant has been our investment approach. No matter what geopolitical or macroeconomic events challenge the markets, we believe that a bottom-up focus on superior business models led by top-flight management will be rewarded. As always, we appreciate the confidence you have placed in our investment team.

This commentary reflects the viewpoints of the portfolio manager, TimesSquare Capital Management, as of October 31, 2011 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

Cumulative Total Return Performance

Managers AMG TSCM Growth Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 3000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in the Fund’s Institutional Class on July 30, 2010 (commence-

13

Managers AMG TSCM Growth Equity Fund Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

ment of operations) to a $10,000 investment made in the Russell 3000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the total return for the Managers AMG TSCM Growth Equity Fund and the Russell 3000® Growth Index since inception to October 31, 2011.

Total Return[1]	One Year	Since Inception	Inception Date
Managers AMG TSCM Growth Equity Fund [2,3,4,5]
Investor Class	0.84%	8.06%	7/30/10
Service Class	1.55%	8.75%	7/30/10
Institutional Class	1.23%	8.47%	7/30/10
Russell 3000® Growth Index[6]	9.92%	16.76%	7/30/10	†

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2011. All returns are in U.S. dollars($).

[2]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[3]

The Fund is subject to risks associated with investments in small-and mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[5]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[6]

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 3000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 3000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

14

Managers AMG TSCM Growth Equity Fund

Fund Snapshots

October 31, 2011

Portfolio Breakdown

Industry	Managers AMG TSCM Growth Equity Fund**	Russell 3000® Growth Index
Information Technology	27.7%	28.4%
Consumer Discretionary	18.5%	14.4%
Industrials	16.1%	12.8%
Health Care	14.5%	11.3%
Energy	8.7%	10.7%
Financials	5.0%	4.2%
Telecommunication Services	3.5%	1.1%
Materials	2.6%	5.4%
Consumer Staples	0.0%	11.6%
Utilities	0.0%	0.1%
Other Assets and Liabilities	3.4%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
QUALCOMM, Inc.*	6.3%
Apple, Inc.*	6.3
DaVita, Inc.*	4.6
United Parcel Service, Inc., Class B*	4.0
Coach, Inc.*	3.9
Broadcom Corporation	3.8
American Tower Corp., Class A*	3.6
Allergan Inc	3.4
Wesco International Inc	3.1
Halliburton Co *	3.0

Top Ten as a Group	42.0%

*	Top Ten Holding at April 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations.

Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

15

Managers AMG TSCM Growth Equity Fund

Schedule of Portfolio Investments

October 31, 2011

	Shares	Value
Common Stocks - 96.6%
Consumer Discretionary - 18.5%
Amazon.com, Inc.*	1,485	$317,062
Coach, Inc.	13,770	896,014
Johnson Controls, Inc.	17,470	575,287
Luxottica Group S.p.A., Sponsored ADR	11,700	343,278
Nike, Inc.	6,605	636,392
Sotheby’s	11,380	400,804
Virgin Media, Inc.	19,300	470,534
Walt Disney Co., The	16,180	564,358
Total Consumer Discretionary		4,203,729
Energy - 8.7%
Anadarko Petroleum Corp.	4,180	328,130
Denbury Resources, Inc.*	26,960	423,272
Halliburton Co.	18,160	678,458
Whiting Petroleum Corp.*	11,820	550,221
Total Energy		1,980,081
Financials - 5.0%
Lazard, Ltd., Class A	15,360	419,942
Montpelier Re Holdings, Ltd.	25,500	446,250
NASDAQ OMX Group, Inc., The*	10,650	266,782
Total Financials		1,132,974
Health Care - 14.5%
Allergan, Inc.	9,120	767,175
Baxter International, Inc.	6,190	340,326
DaVita, Inc.*	14,970	1 ,047,900
HCA Holdings, Inc.*	23,930	561,158
Shire PLC	6,145	579,474
Total Health Care		3,296,033
Industrials - 16.1%
Albany International Corp.	19,910	449,767

	Shares	Value
Ametek, Inc.	15,420	$609,398
Clean Harbors, Inc.*	5,360	312,327
Danaher Corp.	9,330	451,106
Nielsen Holdings, N.V.*	7,600	223,060
United Parcel Service, Inc., Class B	12,900	906,096
Wesco International, Inc.*	14,680	711,393
Total Industrials		3,663,147
Information Technology - 27.7%
Apple, Inc.*	3,550	1,436,969
Autodesk, Inc.*	9,860	341,156
Broadcom Corp., Class A	23,835	860,205
eBay, Inc.*	18,440	586,945
Global Payments, Inc.	8,770	402,718
Linear Technology Corp.	14,920	482,065
NeuStar, Inc., Class A*	12,300	391,017
QUALCOMM, Inc.	28,005	1,445,058
Teradata Corp.*	6,190	369,295
Total Information Technology		6,315,428
Materials - 2.6%
Ecolab, Inc.	10,960	590,087
Telecommunication Services - 3.5%
American Tower Corp., Class A*	14,695	809,695
Total Common Stocks (cost $22,099,481)		21,991,174
Short-Term Investments - 4.9%[1]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.05%, (cost $1,114,671)	1,114,671	1,114,671
Total Investments - 101.5% (cost $23,214,152)		23,105,845
Other Assets, less Liabilities - (1.5)%		(337,299)
Net Assets - 100.0%		$22,768,546

The accompanying notes are an integral part of these financial statements.

16

Managers Micro-Cap Fund

Portfolio Manager’s Comments

The Managers Micro-Cap Fund primarily invests in the stocks of U.S. micro-capitalization companies. Normally the Fund will invest at least 80% of its net assets in U.S. micro-cap stocks. The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also seeks to incorporate into the Portfolio the breadth of the micro-cap market by focusing different analytical insights on micro-cap investing. The Fund’s team of subadvisors strives to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies. The Russell Microcap® Index is the benchmark for the Fund.

The Portfolio Managers

Lord, Abbett & Co., LLC (“Lord Abbett”)

The team focuses its stock selection effort by focusing on companies that have revenue growth of at least 15%, are experiencing year-to-year operating margin improvement, and are experiencing earnings growth that is driven by top-line growth rather than being driven by one-time events or simple cost-cutting measures. The focus is also on identifying companies with higher-quality balance sheets (often captured by finding companies with manageable debt-to-total-capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal, and to find companies that are expected to grow faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate, and the strength of management.

The sell discipline is enacted if there is a fundamental change in the business, a more attractive alternative is found, or if a holding reaches a 5% weight in the overall portfolio. The Lord Abbett Portfolio typically holds between 75 and 100 stocks with no individual holding typically exceeding 5%. There is a risk constraint that prevents any individual industry from being greater than 25% of the total portfolio weight. The annual turnover of the Portfolio is expected to be relatively high although there is no explicit target as part of either the stock selection or the portfolio-construction process.

Next Century Growth Investors, LLC (“Next Century”)

The team requires historical revenue growth of at least 15% for a company before conducting further research. Other key factors considered initially by the team are strong historical revenue growth, low debt, and high ROE. Quantitative screening is done on a regular basis to see which stocks over the past year are experiencing significant growth. The next stage of this process involves intensive first-hand research to determine the growth prospects of a company with the team choosing a stock only when it has become convinced a company has an extraordinary opportunity to grow their business. The uniqueness of this process lies in the fact that the team seeks out these companies regardless of their short-term prospects and\or current valuation. The team is looking for “home runs” and companies that will grow to the point that they will eventually reach a small-market capitalization.

The sell discipline is enacted if there is a change in the original investment thesis or a fundamental change in business of the company. In addition, a holding will become a candidate for sale if it reaches an extreme valuation, becomes larger than 5% of the overall Portfolio or as it approaches $1 billion in market capitalization. Typically companies are sold out of the micro-cap portfolio because they have approached $1 billion in market capitalization.

The Next Century portion of the Portfolio is concentrated and typically has 40-60 holdings, which can create a high level of volatility. The only risk constraints are that sector weights can not exceed two times the Russell 2000® Growth sector weights, and no individual holding can be greater than 5% of the Portfolio.

RBC Global Asset Management (U.S.) Inc. (“RBC”)

The team uses an investment process that focuses on generating solid stock selection by identifying companies with strong, long-term, attractive business fundamentals that are selling at low valuations. In order to initially generate ideas, the team at RBC uses quantitative screens and industry research to concentrate stock selection on a narrower sub-universe of micro-cap companies. The team then focuses a majority of its time on conducting intensive “on-the-ground” fundamental research in order to uncover these opportunities. The focus is on identifying companies with long-term, solid business fundamentals and near-term profitability improvement potential. In terms of short-term factors, the team looks for companies that have shown institutional investor neglect or avoidance and sizeable insider ownership with the potential for both improving profit margins and accelerating earnings in the near future. In terms of long-term factors, the team looks for companies with proven products or services that are leading in market share within their respective industries while maintaining a sustainable competitive advantage and a solid balance sheet.

The resulting portfolio that is generated by this stock selection process tends to exhibit low turnover with company stocks generally held for several years. The Portfolio is well diversified with anywhere from 60 to 90 holdings with a maximum of 5% in any single holding.

WEDGE Capital Management L.L.P. (“WEDGE”)

The investment process is a combination of both quantitative and fundamental research insights. The quantitative portion of the investment process uses commonly found factors and characteristics that can be accessed via any number of commercial databases. The value-added portion of the process, therefore, uses a number

17

Managers Micro-Cap Fund

Portfolio Manager’s Comments (continued)

of different factors across five major categories: valuation, earnings quality, operating efficiency, capital usage and momentum, whose efficacy has been verified via long-term regression analysis. This is referred to as the Fundamental Value model. The top results of this model are combined with the best resulting stocks from the Financial Quality model, which measures stocks across categories such as multiple earnings growth, profitability, leverage, and liquidity. The top stocks that appear in both models are eligible for fundamental research. The fundamental research portion of the investment process is exclusionary in nature and meant to eliminate stocks that are not strong in earnings forecasts, valuation metrics, sector\industry outlook, or any factor that cannot be easily captured quantitatively.

A stock is scrutinized for possible sale if it falls below the top four deciles in the Fundamental Value model. Stocks are sold when they become fairly valued, an upgrade opportunity develops, or the original investment thesis materially deteriorates. The portion of the Portfolio managed by WEDGE is confined to plus or minus 10% in any given sector, although sector positions tend to be much closer to the Index weight than this (it should be noted that these self-imposed sector weighting constraints are based on a proprietary liquidity analysis conducted on an ongoing basis by the micro-cap team and is NOT driven by the sector weightings of any micro-cap benchmark). The final portfolio seeks to be a well-diversified, micro-cap portfolio holding approximately 150 securities and consistently maintaining a value bias relative to the benchmark. The Portfolio tends to hold securities within the $40 million to $400 million market capitalization range, although it does not require a sale of a holding until it reaches $800 million in market capitalization.

The Year in Review

Equities within the U.S. posted solid gains for the prior 12 months despite several significant macroeconomic headwinds that threatened to pull both the U.S. and global economies into another recession. At the start of this period, U.S. equity investors largely ignored significant events such as the devastating effects of the Japanese earthquake and its aftermath and the resulting supply chain disruptions to several sectors. The mood changed, however, heading into the summer months as the stalemate in Washington around the U.S. debt ceiling debate along with increasing fears about European sovereign debt contagion created considerable angst amongst investors who quickly fled equities for the safety of U.S. Treasuries and other assets perceived as higher quality. This reversed, somewhat, in October as risk aversion began to ease amid optimism that the European debt crisis could be contained. Against this backdrop, micro-cap equities delivered modest returns of 2.1%, as measured by the Russell Microcap® Index, which trailed returns of their large-cap and small-cap brethren, which returned 8.0% and 6.7%, respectively, as measured by the Russell 1000® and Russell 2000® Indexes.

For the 12 months ended October 31, 2011, the Managers Micro-Cap Fund (Service Class) returned 7.78%, compared with 2.11% for its benchmark, the Russell Microcap® Index. All four of the Fund’s subadvisors contributed to the solid outperformance generated by the Fund during this period. A majority of the outperformance was driven by solid stock selection across a number of sectors led by holdings within the consumer discretionary and financials sectors. Within the consumer discretionary sector, holdings returned 14% compared to -5% for benchmark holdings within the same sector. Sector selection, primarily a fallout of the stock selection process for each of the Fund’s subadvisors, was neither a contributor nor detractor to overall relative performance for the period despite significant deviations in positioning from the benchmark. On September 30, 2011 the Managers Micro-Cap Fund and the Managers Institutional Micro-Cap Fund merged and their investment capital was pooled into a single fund offering multiple share classes that we believe could be beneficial to shareholders of both Funds because it could produce economies of scale and other efficiencies.

Looking Forward

Despite recent market volatility, the portfolio managers are optimistic about the forward-looking prospects for the economy and for micro-cap equities. As a result, the Portfolio continues to be invested in more economically sensitive sectors. In fact, the Fund’s largest absolute weight and relative overweight are currently to more cyclically geared consumer discretionary, industrials, and information technology sectors. The portfolio managers continue to avoid the financials sector and maintain a large underweight (15%) to this sector relative to the benchmark. The portfolio managers for the Fund will continue to look to periods as we experienced in August and September as opportunities to add to high conviction holdings within each of their respective portfolios within the Fund.

Cumulative Total Return Performance

Managers Micro-Cap Fund (formerly Managers Fremont Micro-Cap Fund) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell Microcap® Index tracks the micro-cap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in the Managers Micro-Cap Fund on October 31, 2001, to a $10,000 investment made in the Russell Microcap® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

18

Managers Micro-Cap Fund Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annual total returns for the Managers Micro-Cap Fund since inception through October 31, 2011 and the Russell Microcap® Index and the Russell 2000® Index for the same time periods.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers Micro-Cap Fund[2,3]
Service Class[4]	7.78%	2.32%	4.36%	12.37%	6/30/94
Institutional Class[5,6]	—	—	—	16.18%	10/1/11
Russell 2000® Index[7]	6.71%	0.68%	7.02%	8.14%	6/30/94†
Russell Microcap® Index[8]	2.11%	(3.07)%	6.03%	—	6/30/00

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2011. All returns are in U.S. dollars($).

[2]

The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings histories, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[3]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]         Effective October 1, 2011, existing shares of Managers Micro-Cap Fund were reclassified and redesignated as Service Class shares.

[5]          As of the close of business on September 30, 2011, Managers Institutional Micro Cap Fund (“Institutional Micro Cap”) merged into Managers Micro Cap Fund. Each full and partial share of Institutional Micro Cap was exchanged for shares in the new Institutional Class of Micro Cap in an equivalent dollar amount.

[6]          Commencement of operations for this class was October 1, 2011.

[7]          The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the stated index is unmanaged, is not available for investment, and does not incur expenses.

[8]          Performance for the Russell Microcap® Index reflects an inception date of June 30, 2000. The Russell Microcap® Index tracks the micro-cap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Microcap® Index and the Russell 2000® Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

19

Managers Micro-Cap Fund Fund Snapshots October 31, 2011

Portfolio Breakdown

	Managers	Russell	Russell 2000®
Industry	Micro Cap Fund**	Microcap® Index	Index
Information Technology	26.6%	16.7%	17.4%
Industrials	18.8%	13.9%	15.4%
Consumer Discretionary	16.7%	12.8%	13.3%
Health Care	11.9%	17.1%	12.5%
Financials	10.8%	26.0%	21.8%
Energy	4.7%	4.8%	6.9%
Materials	4.3%	3.7%	4.5%
Consumer Staples	1.7%	2.4%	3.6%
Utilities	0.6%	1.4%	3.7%
Telecommunication Services	0.3%	1.2%	0.9%
Other Assets and Liabilities	3.6%	0.0%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Percentage of Net
Security Name	Assets
NIC, Inc.*	1.3%
FARO Technologies, Inc.*	1.3
Universal Stainless & Alloy Products, Inc.*	1.2
Acacia Research Corp.*	1.2
AZZ, Inc.	1.2
Steinway Musical Instruments, Inc.	1.2
Columbus McKinnon Corp.*	1.1
Body Central Corp.*	1.1
Tyler Technologies, Inc.	1.1
Maxwell Technologies, Inc.	1.1

Top Ten as a Group	11.8%

*	Top Ten Holding at April 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

20

Managers Micro-Cap Fund

Schedule of Portfolio Investments

October 31, 2011

	Shares	Value
Common Stocks - 96.4%
Consumer Discretionary - 16.7%
Amerigon, Inc.*	47,919	$735,077
Arctic Cat, Inc.*	17,775	361,010
Benihana, Inc.*	125,414	1,208,991
BJ’s Restaurants, Inc.*	6,197	328,007
Body Central Corp.*	74,460	1,563,660
Books-A-Million, Inc.	21,600	47,952
Bravo Brio Restaurant Group, Inc.*	43,469	844,603
Cache, Inc.*	44,854	235,932
Caribou Coffee Co., Inc.*	70,045	956,114
Carrols Restaurant Group, Inc.*	18,600	173,724
Casual Male Retail Group, Inc.*	337,120	1,399,048
Core-Mark Holding Co., Inc.*	4,733	158,508
Delta Apparel, Inc.*	44,700	805,047
Destination Maternity Corp.	14,585	241,673
Famous Dave’s of America, Inc.*	8,325	72,760
Francesca’s Holding Corp.*	2,300	59,041
Fred’s, Inc.	14,650	178,584
Grand Canyon Education, Inc.*	47,628	776,813
Haverty Furniture Co., Inc.	14,450	167,909
Hibbett Sports, Inc.*	11,073	456,097
Hooker Furniture Corp.	17,385	168,634
iRobot Corp.*	22,202	751,760
Johnson Outdoors, Inc., Class A*	4,925	91,556
K12, Inc.*	10,840	379,942
Kenneth Cole Productions, Inc.*	28,835	310,265
Leapfrog Enterprises, Inc.*	43,350	161,696
Lifetime Brands, Inc.	8,700	106,401
Mac-Gray Corp.	20,904	290,148
Maidenform Brands, Inc.*	30,399	747,207
Marcus Corp., The	14,025	167,178
McCormick & Schmick’s Seafood
Restaurants, Inc.*	31,699	212,383
Midas, Inc.*	21,279	194,064
Morton’s Restaurant Group, Inc.*	16,325	79,666
Movado Group, Inc.	15,775	263,916
Multimedia Games, Inc.*	27,850	184,088
Peet’s Coffee & Tea, Inc.*	14,126	900,109
R.G. Barry Corp.	95,186	1,057,516
Red Robin Gourmet Burgers, Inc.*	8,400	210 ,588

	Shares	Value
Rocky Brands, Inc.*	6,825	$72,345
Rue21, Inc.*	9,190	244,822
Rush Enterprises, Inc., Class A*	21,566	416,224
Saga Communications, Inc.*	2,600	97,500
Select Comfort Corp.*	34,469	715,921
Shuffle Master, Inc.*	20,000	212,200
Standard Motor Products, Inc.	21,950	341,322
Steinway Musical Instruments, Inc.*	68,349	1,722,396
Summer Infant, Inc.*	46,498	363,614
True Religion Apparel, Inc.*	22,400	759,808
Universal Electronics, Inc.*	78,900	1,466,752
West Marine, Inc.*	19,100	173,619
Zumiez, Inc.*	26,214	596,368
Total Consumer Discretionary		24,230,558
Consumer Staples - 1.7%
Inter Parfums, Inc.	45,316	835,627
Nash Finch Co.	22,800	600,096
Omega Protein Corp.*	16,725	181,132
Pantry, Inc., The*	12,675	179,224
Smart Balance, Inc.*	12,300	80,565
Spartan Stores, Inc.	20,750	355,240
Susser Holdings Corp.*	7,875	172,935
Total Consumer Staples		2,404,819
Energy - 4.7%
Abraxas Petroleum Corp.*	106,134	413,922
GeoResources, Inc.*	49,792	1,321,480
Global Geophysical Services, Inc.*	39,473	376,572
Gulf Island Fabrication, Inc.	11,191	311,669
Gulfport Energy Corp.*	36,500	1,136,610
Kodiak Oil & Gas Corp.*	76,060	525,575
Magnum Hunter Resources Corp.*	97,415	438,368
Natural Gas Services Group, Inc.*	12,450	171,312
North American Energy Partners, Inc.*	43,564	306,255
OYO Geospace Corp.*	12,675	996,002
Panhandle Oil and Gas, Inc.	5,750	191,590
Rex Energy Corp.*	45,700	707,436
Total Energy		6,896,791
Financials - 10.8%
Advance America Cash Advance
Centers, Inc.	28,325	238,780
Alliance Financial Corp.	3,000	92,370

The accompanying notes are an integral part of these financial statements. 21

Managers Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 10.8% (continued)
Altisource Portfolio Solutions S.A.*	17,918	$721,200
Amerisafe, Inc.*	43,375	934,731
Associated Estates Realty Corp.	9,718	165,012
Asta Funding, Inc.	54,800	441,688
Bancorp, Inc., The*	30,786	247,519
Bank of Marin Bancorp	6,850	242,764
Boston Private Financial Holdings, Inc.	34,800	263,784
Calamos Asset Management, Inc., Class A	13,350	166,742
Cardinal Financial Corp.	23,850	256,149
CoBiz Financial, Inc.	33,100	175,430
Cogdell Spencer, Inc.	20,500	82,820
Community Trust Bancorp, Inc.	13,561	384,183
Compass Diversified Holdings	86,700	1,132,302
Crawford & Co., Class B	24,300	172,773
CYS Investments, Inc.	8,900	112,852
DFC Global Corp.*	16,194	354,972
Encore Capital Group, Inc.*	25,379	687,517
Financial Engines, Inc.*	28,757	653,071
Financial Institutions, Inc.	10,875	178,132
First Merchants Corp.	21,750	175,305
First of Long Island Corp., The	7,525	192,264
First PacTrust Bancorp, Inc.	24,700	310,726
Flushing Financial Corp.	27,850	341,441
German American Bancorp, Inc.	5,050	87,718
Great Southern Bancorp, Inc.	4,800	95,472
Heartland Financial USA, Inc.	5,875	91,826
Home Bancshares, Inc.	3,900	91,455
Imperial Holdings, Inc.*	25,063	56,392
Independent Bank Corp. (MA)	11,240	291,341
JMP Group, Inc.	12,150	90,153
Kite Realty Group Trust	39,000	161,070
Lakeland Financial Corp.	15,300	365,517
LaSalle Hotel Properties	18,600	444,726
MarketAxess Holdings, Inc.	10,882	318,081
Meadowbrook Insurance Group, Inc.	43,583	451,520
Mission West Properties, Inc.	10,694	83,199
National Bankshares, Inc.	9,400	262,730
National Interstate Corp.	28,800	766,080
Northrim Bancorp, Inc.	29,126	551,938
OceanFirst Financial Corp., Inc.	14,950	194,948
Ramco-Gershenson Properties Trust	29,750	287,088

	Shares		Value
S.Y. Bancorp, Inc.	16,790		$345,538
SeaBright Insurance Holdings, Inc.	22,200		159,396
Southside Bancshares, Inc.	12,283		252,661
Territorial Bancorp, Inc.	8,225		161,621
United Financial Bancorp, Inc.	10,900		175,926
Urstadt Biddle Properties, Inc., Class A	10,500		187,320
Virginia Commerce Bancorp, Inc.*	13,850		88,086
Walter Investment Management Corp.	8,787		222,838
Washington Banking Co.	32,300		381,786
Washington Trust Bancorp, Inc.	11,975		281,174
West Bancorporation, Inc.	9,625		94,710
Total Financials			15,766,837
Health Care - 11.9%
Akorn, Inc.*	130,808		1,175,964
Almost Family, Inc.*	8,350		155,644
Amarin Corp. PLC, Sponsored ADR*	29,360		275,984
AngioDynamics, Inc.*	16,025		246,945
Assisted Living Concepts, Inc.	12,300		174,783
Biolase Technology, Inc.*	95,249		346,706
BioScrip, Inc.*	95,400		620,100
Caliper Life Science, Inc.*	7,625		79,910
Cantel Medical Corp.	12,775		352,590
Computer Programs & Systems, Inc.	7,025		358,767
CryoLife, Inc.*	34,000		156,740
Derma Sciences, Inc.*	25,553		213,368
DexCom, Inc.*	31,951		312,800
Endologix, Inc.*	94,471		1,028,789
Ensign Group, Inc.,The	6,875		156,475
Epocrates, Inc.*	22,279		193,827
Exactech, Inc.*	37,500		600,000
Fluidigm Corp.*	35,123		490,317
Genomic Health, Inc.*	16,138		345,353
HealthStream, Inc.*	23,121		350,977
Healthways, Inc.*	27,600		197,616
Insulet Corp.*	37,336		609,324
Ista Pharmaceuticals, Inc.*	56,050		232,047
Kensey Nash Corp.*	28,100		755,328
LHC Group, Inc.*	4,600		72,174
MedQuist Holdings, Inc.*	42,900		366,795
MEDTOX Scientific, Inc.*	5,575		81,618
Merge Healthcare, Inc.*	48,490		320,034
Meridian Bioscience, Inc.	18,700	[2]	340,714

The accompanying notes are an integral part of these financial statements. 22

Managers Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care - 11.9% (continued)
Merit Medical Systems, Inc.*	18,632	$250,041
Metro Health Networks, Inc.*	38,550	251,346
MWI Veterinary Supply, Inc.*	4,217	318,384
NxStage Medical, Inc.*	41,583	955,993
Optimer Pharmaceuticals, Inc.*	30,700	438,089
OraSure Technologies, Inc.*	50,144	465,838
Palomar Medical Technologies, Inc.*	22,056	187,697
Sagent Pharmaceuticals, Inc.*	20,535	524,669
Staar Surgical Co.*	31,400	282,600
Symmetry Medical, Inc.*	31,775	288,835
Synergetics USA, Inc.*	28,450	190,330
Synovis Life Technologies, Inc.*	29,052	521,774
Trans1, Inc.*	125,400	228,228
Transcend Services, Inc.*	16,994	464,446
U.S. Physical Therapy, Inc.	55,976	1,092,652
Young Innovations, Inc.	5,847	168,101
Zeltiq Aesthetics, Inc.*	9,500	135,375
Total Health Care		17,376,087
Industrials - 18.8%
Acacia Research Corp.*	44,200	1,760,929
Acco Brands Corp.*	94,400	648,528
Air Transport Services Group, Inc.*	105,400	583,916
Alamo Group, Inc.	7,459	177,897
Allied Defense Group, Inc., The*	38,600	121,590
American Ecology Corp.	19,971	360,676
Apogee Enterprises, Inc.	18,220	198,962
Astronics Corp.*	22,772	692,269
AZZ, Inc.	39,200	1,750,672
CAI International, Inc.*	23,625	368,786
Capstone Turbine Corp.*	298,486	325,350
Cascade Corp.	7,875	339,412
CBIZ, Inc.*	50,795	321,532
Celadon Group, Inc.*	29,682	326,799
Chart Industries, Inc.*	21,360	1,207,054
Columbus McKinnon Corp.*	108,600	1,627,914
Commercial Vehicle Group, Inc.*	43,376	478,437
CRA International, Inc.*	20,850	402,822
Ducommun, Inc.	51,175	730,267
Dynamic Materials Corp.	52,413	1,137,362
Electro Rent Corp.	5,925	95,215
Ennis, Inc.	47,350	692,730

	Shares	Value
Exponent, Inc.*	7,630	$367,613
Furmanite Corp.*	74,262	495,328
G&K Services, Inc., Class A	9,050	274,758
Gibraltar Industries, Inc.*	17,775	198,369
GP Strategies Corp.*	13,449	158,967
Graham Corp.	31,773	732,050
Greenbrier Co., Inc.*	50,091	932,194
Heritage-Crystal Clean, Inc.*	22,059	351,620
Hurco Companies, Inc.*	19,621	512,501
Interface, Inc., Class A	59,900	781,096
KEYW Holding Corp., The*	55,300	464,520
LB Foster Co., Class A	24,650	628,575
Marten Transport, Ltd.	24,825	439,651
Met-Pro Corp.	24,425	220,069
Michael Baker Corp.*	14,600	300,468
Miller Industries, Inc.	13,475	275,429
Multi-Color Corp.	6,925	183,582
MYR Group, Inc.*	25,839	498,434
NN, Inc.*	41,150	363,766
Old Dominion Freight Line, Inc.*	7,450	272,446
Orion Marine Group, Inc.*	28,200	191,478
PGT, Inc.*	152,400	222,504
RBC Bearings, Inc.*	15,344	621,432
Saia, Inc.*	14,266	190,451
Standard Parking Corp.*	16,221	285,327
Sun Hydraulics Corp.	42,924	1,234,494
Thermon Group Holdings, Inc.*	50,885	808,054
Titan International, Inc.	19,966	449,235
Universal Truckload Services, Inc.	10,575	164,124
Westport Innovations, Inc.*	9,825	297,206
Zipcar, Inc.*	6,895	141,004
Total Industrials		27,405,864
Information Technology - 26.6%
Actuate Corp.*	56,038	364,247
Allot Communications, Ltd.*	30,953	413,842
American Software, Inc., Class A	22,250	173,995
Amtech Systems, Inc.*	22,450	229,439
Anaren Microwave, Inc.*	16,525	316,123
Archipelago Learning, Ltd.*	18,675	190,298
Aspen Technology, Inc.*	34,100	591,294
BroadSoft, Inc.*	11,074	398,664
Carbonite, Inc.*	34,200	431,604

The accompanying notes are an integral part of these financial statements. 23

Managers Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 26.6% (continued)
Ceva, Inc.*	7,361	$228,706
Cohu, Inc.	14,925	165,518
Computer Task Group, Inc.*	70,150	895,816
comScore, Inc.*	29,114	614,597
Constant Contact, Inc.*	10,502	212,560
Convio, Inc.*	50,687	486,088
Cornerstone OnDemand, Inc.*	54,770	789,236
CTS Corp.	35,500	329,440
Datalink Corp.*	19,700	186,756
Dice Holdings, Inc.*	40,509	412,382
Digi International, Inc.*	26,083	333,602
DSP Group, Inc.*	34,600	213,828
DTS, Inc.*	16,273	457,109
Dynamics Research Corp.*	24,325	234,493
Echo Global Logistics, Inc.*	21,264	328,316
Ellie Mae, Inc.*	80,312	409,591
ExlService Holdings, Inc.*	20,962	546,689
FARO Technologies, Inc.*	43,853	1,832,178
Globecomm Systems, Inc.*	23,500	319,365
Hackett Group, Inc., The*	21,500	88,795
InfoSpace, Inc.*	25,375	222,285
Inphi Corp.*	40,057	442,229
Interactive Intelligence Group, Inc.*	38,900	1,079,475
IXYS Corp.*	18,612	254,426
Jiayuan.Com International, Ltd., Sponsored ADR*	27,000	279,990
Kenexa Corp.*	27,170	621,378
KIT Digital, Inc.*	20,824	187,416
Lionbridge Technologies, Inc.*	112,200	304,062
Liquidity Services, Inc.*	32,543	1,059,600
LivePerson, Inc.*	96,126	1,210,226
LogMeIn, Inc.*	8,224	334,470
Marchex, Inc.	7,975	70,898
MaxLinear, Inc., Class A*	25,774	150,005
Maxwell Technologies, Inc.*	76,599	1,529,682
Methode Electronics, Inc.	33,568	311,847
Mitek Systems, Inc.*	51,300	518,643
Multi-Fineline Electronix, Inc.*	3,775	86,598
NCI, Inc., Class A*	15,275	208,504
NeoPhotonics Corp.*	41,495	217,019
NetQin Mobile, Inc., Sponsored ADR*	48,700	263,467

	Shares	Value
NIC, Inc.	137,764	$1,902,521
OCZ Technology Group, Inc.*	43,996	311,052
Oplink Communications, Inc.*	18,043	292,657
OPNET Technologies, Inc.	15,935	696,997
PC Connection, Inc.*	18,446	154,024
PROS Holdings, Inc.*	14,306	226,893
Radisys Corp.*	21,325	124,964
RDA Microelectronics, Inc., Sponsored ADR*	67,756	548,824
Responsys, Inc.*	46,165	504,122
RightNow Technologies, Inc.*	5,947	255,780
Rogers Corp.*	4,400	189,948
ServiceSource International, Inc.*	37,962	505,274
ShoreTel, Inc.*	62,155	363,607
Sierra Wireless, Inc.*	45,311	339,832
Silicon Image, Inc.*	42,435	273,281
Sourcefire, Inc.*	38,818	1,069,436
SPS Commerce, Inc.*	32,179	629,421
STEC, Inc.*	21,600	244,512
Symmetricom, Inc.*	29,242	150,596
Synchronoss Technologies, Inc.*	9,779	293,957
Tangoe, Inc.*	41,846	562,829
TESSCO Technologies, Inc.	54,800	762,816
TNS, Inc.*	17,800	347,634
Tyler Technologies, Inc.*	49,300	1,556,401
Velti PLC*	30,933	260,456
Virtusa Corp.*	68,535	1,116,435
Vishay Precision Group, Inc.*	10,650	155,384
Vocus, Inc.*	50,123	1,021,507
Volterra Semiconductor Corp.*	34,401	815,304
Xyratex, Ltd.	106,300	1,449,932
Zillow, Inc.*	100	2,969
Total Information Technology		38,676,156
Materials - 4.3%
Flotek Industries, Inc.*	59,389	441,854
Koppers Holdings, Inc.	44,370	1,468,204
Landec Corp.*	55,800	346,518
Materion Corp.*	27,614	730,114
Myers Industries, Inc.	35,100	428,922
Omnova Solutions, Inc.*	116,800	517,424
Penford Corp.*	14,100	72,051
Quaker Chemical Corp.	4,950	172,210

The accompanying notes are an integral part of these financial statements. 24

Managers Micro-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 4.3% (continued)
Spartech Corp.*	37,350	$151,641
UFP Technologies, Inc.*	4,925	74,269
Universal Stainless & Alloy Products, Inc.*	47,350	1,782,728
Total Materials		6,185,935
Telecommunication Services - 0.3%
Premiere Global Services, Inc.*	18,200	164,892
SureWest Communications	29,025	332,917
Total Telecommunication Services		497,809
Utilities - 0.6%
Chesapeake Utilities Corp.	8,075	342,299
Unitil Corp.	21,000	560,070
Total Utilities		902,369
Total Common Stocks (cost $123,080,776)		140,343,225

	Shares	Value
Exchange Traded Fund - 0.5%
SPDR KBW Regional Banking (cost $647,336)	30,600	$717,876
Short-Term Investments - 2.5%[1]
BNY Mellon Overnight Government Fund, 0.10%[3]	125,400	125,400
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05%	3,460,879	3,460,879
Total Short-Term Investments (cost $3,586,279)		3,586,279
Total Investments - 99.4% (cost $127,314,391)		144,647,380
Other Assets, less Liabilities - 0.6%		829,759
Net Assets - 100.0%		$145,477,139

The accompanying notes are an integral part of these financial statements. 25

Managers Real Estate Securities Fund

Portfolio Manager’s Comments

Managers Real Estate Securities Fund seeks a combination of income and long-term capital appreciation by investing in stocks of companies that are principally engaged in owning and operating commercial real estate properties for the benefit of their investors, including real estate investment trusts (REITs). Managers Investment Group LLC utilizes an independent subadvisor, Urdang Securities Management, Inc (“Urdang”), to manage the assets of this Portfolio.

The Portfolio Manager

Urdang Securities Management, Inc.

The investment team at Urdang believes real estate securities play an important role in a multi-asset class investment portfolio. Urdang’s strategy recognizes that real estate securities are not simply stocks, or real estate. They are hybrid financial investments that must be valued on the basis of a number of meaningful factors, only one of which is the value of the firm’s property portfolio. To accurately assess the relative value of a REIT, Urdang takes into account critical business and market factors, such as: the company’s capitalization, its position within public capital markets, and the quality of the management team.

Urdang believes that investment success is the result of the company’s ability to provide a consistently accurate answer to the question at the heart of its value-oriented investment strategy: Which REITs do they believe will generate the highest risk-adjusted returns? Urdang believes that a diversified portfolio with a value orientation will result in strong risk-adjusted returns.

Urdang employs a value-oriented investment process with two distinct and complementary components: bottom-up real estate research and the company’s proprietary Relative Value Model (RVM) securities valuation process, which was designed to provide a uniform basis for evaluating the validity of a security’s trading price. Combining real estate research and the RVM process has been central to Urdang’s track record of delivering strong returns without incurring high levels of risk.

The Year in Review

For the 12 months ended October 31, 2011, the Managers Real Estate Securities Fund returned 11.06%, compared with 11.67% for its benchmark, the Dow Jones U.S. Select REIT Index. During the same period the S&P 500 Index returned 8.09%.

Along with the broader equity markets, the U.S. REIT market generally experienced positive total returns through the first nine months of the fiscal year. Starting in July, however, the seeming inability of policy makers to find a solution to the European sovereign debt crisis along with unfavorable economic data from many parts of the world renewed fears about the sustainability of the global recovery and roiled world equity markets during the period. As a result, the markets turned down sharply in August and September before rebounding in October.

There was a high degree of variability in returns across sectors during the year. For example, the two best performing property sectors—self storage and regional malls—posted total returns of 33.2% and 26.9%, but the two worst performing sectors—hotels and specialty—generated total returns of negative 9.5% and negative 0.2%. Property fundamentals steadily improved for all property sectors throughout the year. In the first part of the year, real estate fundamentals rose the most for those sectors that are most sensitive to improvement in the macro economy such as apartments, self storage and hotels. But across the real estate spectrum vacancy rates and rental rates are up and concessions are down from the cyclical bottom.

Stock selection within the hotel, self-storage and specialty sectors caused the Fund to modestly underperform the benchmark during the year. Relative results were partially offset by positive stock selection in six out of ten sectors, the strongest including residential, office and shopping center stocks. Sector performance benefited most from the Fund’s conservative positioning in property types that are less sensitive to the economic cycle, most notably health care and net lease. An overweight to the apartment sector early in the year followed by an underweight in the middle of the year and then finally a return to overweight at the end of the year, resulted in meaningful positive sector selection alpha. The Fund’s underweight to self-storage was a modest detractor. U.S. REITs have not been immune to the widespread economic uncertainty afflicting the financial markets. However, we are confident that today’s REITs valuations offer long-term investors an opportunity to acquire quality stocks with strong assets at attractive valuations. Current REIT share prices compare favorably to prices paid for real estate assets in the private market and relative to construction cost. A low-yield, low growth macro-economic environment could be good for REITs. REITs should benefit from the search for yield by investors as they are income investment vehicles and REITs should benefit from low absolute interest rates as they are capital intensive. REITs offer a compelling dividend yield and even potential for dividend growth. The yield spread to the 10-year U.S. Treasury yield is nearly double its long-run average.

This commentary reflects the viewpoints of the portfolio manager, Urdang Securities Management, as of October 31, 2011 and is not intended as a forecast or guarantee of future results.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Dow Jones U.S. Select REIT Index measures U.S. publicly traded Real Estate Investment Trusts. Unlike the Fund, the Dow Jones U.S. Select REIT Index is unmanaged, is not available to investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Managers Real Estate Securities Fund on October 31, 2001, to a $10,000 investment made in the Dow Jones U.S. Select REIT

26

Managers Real Estate Securities Fund Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Real Estate Securities Fund and the Dow Jones U.S. Select REIT Index for the one-year, five-year and ten-year periods ended October 31, 2011.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Managers Real Estate Securities Fund[2,3]	11.06%	1.13%	11.77%
Dow Jones U.S. Select REIT Index[4]	11.67%	(1.69)%	10.98%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2011. All returns are in U.S. dollars($).

[2]         Fund for which, from time to time,
the advisor has waived fees or
reimbursed expenses, which may
have resulted in higher returns.
[3]         The Fund is subject to special risk
considerations similar to those
associated with the direct ownership
of real estate. Real estate valuations
may be subject to factors such as
changing general and local
economic, financial, competitive,
and environmental conditions.
[4]          The Dow Jones U.S. Select REIT
Index measures U.S. publicly traded
Real Estate Investment Trusts.
Unlike the Fund, the Dow Jones
U.S. Select REIT Index is
unmanaged, is not available to
investment, and does not incur
expenses.

Not  FDIC insured, nor bank guaranteed.
May lose value.

27

Managers Real Estate Securities Fund Fund Snapshots October 31, 2011

Portfolio Breakdown

Industry	Managers Real Estate Securities Fund**
REITSs (Apartments)	17.7%
REITSs (Offce Property)	14.9%
REITSs (Regional Malls)	14.8%
REITSs (Health Care)	13.4%
REITSs (Diversified)	10.0%
REITSs (Shopping Centers)	6.2%
REITSs (Storage)	5.5%
REITSs (Hotels)	5.1%
REITSs (Warehouse/Industrials)	4.9%
REITSs (Single Tenant)	1.8%
REOCs (Hotels)	0.7%
Other Assets and Liabilities	5.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Simon Property Group, Inc.*	7.2%

Equity Residential*	6.0

Ventas, Inc.*	5.2

ProLogis, Inc.*	4.9

Macerich Co., The*	4.6

Public Storage, Inc.*	4.6

Vornado Realty Trust*	4.2

Health Care REIT, Inc.*	4.2

Boston Properties, Inc.*	3.6

HCP, Inc.	3.3

Top Ten as a Group	47.8%

*	Top Ten Holding at April 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

28

Managers Real Estate Securities Fund

Schedule of Portfolio Investments

October 31, 2011

	Shares	Value
REITs - 94.3%
Apartments - 17.7%
American Campus Communities, Inc.	10,870	$423,169
AvalonBay Communities, Inc.	5,470	731,284
Camden Property Trust	19,080	1,157,011
Colonial Properties Trust	51,680	1,048,070
Equity Residential	56,440	3,311,899
Essex Property Trust, Inc.	9,500	1,356,220
Home Properties, Inc.	14,330	844,037
UDR, Inc.	39,030	973,018
Total Apartments		9,844,708
Diversified - 10.0%
Digital Realty Trust, Inc.	20,510	1,278,389
Duke Realty Corp.	66,540	817,111
Liberty Property Trust	34,160	1,093,120
Vornado Realty Trust	28,410	2,352,632
Total Diversified		5,541,252
Health Care - 13.4%
HCP, Inc.	46,610	1,857,408
Health Care REIT, Inc.	44,040	2,320,468
Senior Housing Properties Trust	18,620	417,833
Ventas, Inc.	51,640	2,871,700
Total Health Care		7,467,409
Hotels - 5.1%
DiamondRock Hospitality Co.	35,680	322,904
Host Hotels & Resorts, Inc.	85,310	1,217,374
LaSalle Hotel Properties	14,920	356,737
Pebblebrook Hotel Trust	5,570	105,997
RLJ Lodging Trust	26,400	391,248
Sunstone Hotel Investors, Inc.*	61,460	427,147
Total Hotels		2,821,407
Office Properties - 14.9%
Alexandria Real Estate Equities, Inc.	23,700	1,566,333
Boston Properties, Inc.	20,490	2,028,305
Brandywine Realty Trust	55,260	503,419
CommonWealth REIT	52,710	1,019,938
Douglas Emmett, Inc.	19,480	379,860
Hudson Pacific Properties, Inc.	31,450	420,172
Kilroy Realty Corp.	11,480	421,201

	Shares	Value
Mack-Cali Realty Corp.	23,410	$656,885
SL Green Realty Corp.	18,480	1,274,935
Total Office Properties		8,271,048
Regional Malls - 14.8%
General Growth Properties, Inc.	41,680	612,696
Macerich Co., The	52,020	2,588,515
Simon Property Group, Inc.	31,010	3,982,925
Tanger Factory Outlet Centers, Inc.	17,970	506,035
Taubman Centers, Inc.	8,630	528,415
Total Regional Malls		8,218,586
Shopping Centers - 6.2%
Acadia Realty Trust	14,040	290,909
Equity One, Inc.	17,040	292,236
Excel Trust, Inc.	18,860	198,219
Federal Realty Investment Trust	5,520	489,955
Kimco Realty Corp.	86,580	1,512,553
Regency Centers Corp.	16,010	655,770
Total Shopping Centers		3,439,642
Single Tenant - 1.8%
National Retail Properties, Inc.	15,700	427,825
Realty Income Corp.	17,220	575,320
Total Single Tenant		1,003,145
Storage - 5.5%
CubeSmart	52,790	517,870
Public Storage, Inc.	19,910	2,569,385
Total Storage		3,087,255
Warehouse/Industrials - 4.9%
ProLogis, Inc.	90,840	2,703,398
Total REITs (cost $48,855,853)		52,397,850
REOCs - 0.7%
Hotels & Motels - 0.7%
Hyatt Hotels Corp., Class A* (cost $428,837)	10,980	408,346
Short-Term Investments - 4.7%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.05% (cost $2,572,904)	2,572,904	2,572,904
Total Investments - 99.7% (cost $51,857,594)		55,379,100
Other Assets, less Liabilities - 0.3%		189,397
Net Assets - 100.0%		$55,568,497

The accompanying notes are an integral part of these financial statements.

29

Managers California Intermediate Tax-Free Fund

Portfolio Manager’s Comments (continued)

The Managers California Intermediate Tax-Free Fund’s (the “Fund”) objective is to achieve income free from Federal income taxes and California state income taxes, including the Alternative Minimum Tax (“AMT”).

The Fund invests at least 80% of its total assets in intermediate-term California municipal bonds that are free from both Federal and California state income taxes, including the AMT. The Fund’s securities will have quality ratings comparable to the four highest rating categories of Moody’s or Standard & Poor’s. The dollar-weighted average maturity of these intermediate-term securities is normally three to 10 years. The Fund’s benchmark is the Barclays Capital 5-Year Municipal Bond Index.

The Portfolio Manager

Miller Tabak Asset Management (“MTAM”), the subadvisor for the Fund, was founded in early 2008, and is a division of Miller Tabak + Co. LLC (“Miller Tabak”). Miller Tabak is a 28 year-old institutional trading firm that specializes in the discreet handling of stock purchases and sales, portfolio rebalancing, and listed options. MTAM focuses exclusively on managing municipal bond portfolios and is based in New York City.

Philosophy

The MTAM team focuses on purchasing municipal credits exhibiting improving credit characteristics while maintaining geographic and economic diversity as key elements in the portfolio-construction process. MTAM believes proactive total-return portfolio management offers greater potential rewards in an increasingly inefficient municipal bond market. Achieving reasonable and consistent growth of clients’ capital without taking elevated levels of principal risk is MTAM’s objective.

The California municipal bond market is a unique sector within the domestic fixed-income universe, consisting of over 6,000 issuers with distinct security structures and varying credit risks. MTAM seeks to exploit these nuances through a disciplined, risk-controlled, relative-value investment management process.

Process

•	Active total-return portfolio management is MTAM’s central theme for achieving objectives that benefit the Fund

•	MTAM is committed to extensive, proprietary, and original research and analysis

•	MTAM follows a disciplined and well-defined investment process

MTAM’s investment process can be divided into two distinct parts. The first part focuses on risk analysis. MTAM’s risk analysis has two components, interest-rate analysis and credit-risk analysis. MTAM strives to control interest-rate volatility by defining the appropriate ranges for duration and maturity based on the Fund’s predetermined liquidity requirements, the specific risk profile, and the given market environment.

The second component of MTAM’s risk analysis focuses on credit risk. MTAM applies rigorous standards for tax-exempt issuers, continually reviews financial statements, and closely monitors rating agency commentary and relative trading spreads in the secondary market. Michael Pietronico, the Fund’s portfolio manager, has 16 years managing municipal bond portfolios, which gives him excellent knowledge of the key factors influencing the municipal bond market and an experienced eye to identify high-quality California municipal bonds.

The second major part of MTAM’s investment process assesses relative value. MTAM starts by creating expectations for the slope of the yield curve and yield spreads going forward. Once forecasts are finalized, MTAM assesses how its forecast and other potential outcomes may affect market prices. This ultimately helps MTAM identify what securities are most attractively valued and offer the best risk-adjusted return. MTAM also uses its market outlook to determine what sectors of the municipal market will add to and detract from performance and adjust weightings accordingly. Lastly, credit research at the security level is undertaken to analyze credit quality, yield, duration, structure, and call protection in order to assess a security’s potential contribution to the Fund.

Buy Discipline

There are three parts to MTAM’s buy discipline:

•	Supply Analysis

Macro View

Aggregate Municipal Supply

Secondary Market Supply

Dealer Inventories

Micro View

Supply/Demand Per State

•	Credit Analysis

Macro View

Major Economic Trends in Place

Micro View

Legal Structure of Securities

Service-Area Economic Performance

Project and System Operations

•	Individual Bond Structure Analysis

Prepayment Risk

Original Issue Discount

Reinvestment Risk

Municipal Bond Credit Research – Credit Review Process

1.	Comprehensive bottom-up analysis of issuer, pledged security, and historical economic performance

2.	Site visits and conference calls with key public officials

3.	Comprehensive financial statement review with feasibility analysis

4.	Negotiate with underwriters to strengthen key security covenants and secure optimal pricing

5.	Limits are implemented upon credit approval exposure

30

Managers California Intermediate Tax-Free Fund

Portfolio Manager’s Comments (continued)

Credit Surveillance

•	Monitoring

•	Database is maintained for holdings by issuer and Fund exposure

•	Exposure

•	The relevant performance statistics are tracked on a monthly, quarterly, and annual basis to help capture meaningful trends, for example trading spreads

•	Information

•	Outside resources are utilized; for example financial statement repositories, industry publications, internet search engines, and rating agencies

Sell Discipline

•	An individual security may become a candidate for sale for any of the following reasons:

•	The issuer’s investment fundamentals begin to deteriorate

•	To take advantage of more attractive yield opportunities

•	The individual security no longer appears to meet the portfolio’s investment objective(s)

•	To meet liquidity needs

•	To help shorten or lengthen the overall duration of the portfolio

The Year in Review

For the 12 months ended October 31, 2011, the Managers California Intermediate Tax-Free Fund returned 3.27%. The Fund’s benchmark, the Barclays Capital U.S. Municipal Bond: 5 Year Index, returned 3.04% during the same time period.

In the latter stages of 2010, the municipal bond market was rocked by very dire forecasts for potential defaults from many high profile analysts. One analyst in particular (a former bank analyst) predicted upwards of $100 Billion in potential municipal defaults. This negative backdrop along with the expiration of the Build America Bond Program kept downward pressure on municipal bond prices into the early part of 2011. This bearishness slowly moved to the sidelines as the market progressed in 2011 as it became apparent to many that municipalities were tightening their fiscal belts and were honoring their commitment to pay their bondholders in a very large way. This “belt tightening” by municipalities played a large role in the summer slowdown that occurred in the United States economy. A constant wave of public sector worker layoffs and service cuts put downward pressure on consumer spending. This resulted in a substantial drop in U.S. Treasury yields which clearly influenced the broader municipal market as tax-free yields moved lower in sympathy. A dramatic drop off in California exempt issuance for a period of time in 2011 helped buoy prices on a relative basis for bonds issued from the Golden State.

Nominal performance was assisted by having a longer duration during most of the last year relative to the Index. Relative performance was strong due to the very conservative nature of the Fund’s holdings as some competing funds likely experienced credit widening as the perception of the health of the economy changed notably in the middle part of 2011. MTAM correctly anticipated that the Federal Reserve would refrain from tightening credit due to the embedded weakness in the housing sector and as such they sold shorter-dated bonds when redemption requests were made upon the Fund. Because longer-dated bonds tend to outperform when interest rates fall, this tactic assisted returns. MTAM remained allocated within the sectors of the market such as general obligation bonds and essential purpose revenue bonds which saw greater demand from conservative investors who were fleeing other riskier markets such as equities and commodities.

Looking Forward

MTAM believes the U.S. economy will grow from 0% to 3% as far as “the eye can see.” They view the likelihood of a recession as below 50% but capable of growing rapidly in chance should the crisis in Europe sovereign debt become more acute. MTAM believes that interest rates will remain in a fairly narrow range (50 basis points higher or lower in yield) from current market levels. MTAM believes this rather benign interest rate outlook could bode well for California municipals which yield considerably more than U.S. Treasuries; which are of course taxable. They believe that investors will remain “close to the shore” due to the many global uncertainties and as such the short and intermediate areas of the yield curve should remain rather well “anchored.” Because the Fund is positioned in the intermediate area of the yield curve, MTAM views it as perfectly aligned with their viewpoint that rates will remain in a range and that investors will position themselves defensively which should assist the valuation of the Fund over a longer period of time. The Fund has a healthy allocation to medium-quality issuers which, at this point, yield in their view significantly more than higher-quality issuers than is warranted given that U.S. growth remains positive. MTAM believes that interest rates globally will remain low for those issuers who are deemed to be financially fit. Given that California and its municipalities are required by law to balance their budgets annually, MTAM suspects that investors will continue to gravitate towards allocating greater amounts of tax-free debt to their portfolios.

The views expressed represent the opinions of Miller Tabak Asset Management as of October 31, 2011 and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

Cumulative Total Return Performance

Managers California Intermediate Tax-Free Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all distributions were reinvested. The Barclays Capital U.S. Municipal Bond: 5 Year Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds (including all insured bonds with a Aaa/AAA rating), and prerefunded bonds. This index is the 5 Year (4-6) component of the Municipal Bond index. Unlike the Fund, the Barclays Capital U.S. Municipal Bond: 5 Year Index is unmanaged, is not available to investment, and does not incur expenses. This

31

Managers California Intermediate Tax-Free Fund Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

chart compares a hypothetical $10,000 investment made in the Managers California Intermediate Tax-Free Fund on October 31, 2001 to a $10,000 investment made in the Barclays Capital U.S. Municipal Bond: 5 Year Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers California Intermediate Tax-Free Fund and the Barclays Capital U.S. Municipal Bond: 5 Year Index for the one-year, five-year and ten-year periods ended October 31, 2011.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
Managers California Intermediate Tax-Free Fund[2,3,4,5]	3.27%	3.75%	4.03%
Barclays Capital U.S. Municipal Bond: 5 Year Index[6]	3.04%	5.32%	4.53%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2011. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived fees or reimbursed expenses, which may have resulted in higher returns.

[3]         The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors.

[4]         Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[5]          The Fund is subject to risks associated from economic, political, geographic, and demographic conditions of California that could adversely affect the value of the Fund’s investment portfolio.

[6]         Prior to October 31, 2008, the Index was known as the Lehman Brothers 5-Year Municipal Bond Index.

Not FDIC insured, nor bank guaranteed. May lose value.

32

Managers California Intermediate Tax-Free Fund Fund Snapshots October 31, 2011

Portfolio Breakdown

Portfolio Credit Quality	Managers California Intermediate Tax-Free Fund**
Aaa	0.7%
Aa	52.4%
A	46.9%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Santa Ana, CA Unified School District, Election 2008, Series A, 5.250%, 08/01/25*	5.2%
Los Angeles, CA Municipal Improvement Corp. Lease Revenue, Police Headquarters
Facility, Series A, 5.000%, 01/01/25 (National Insured)*	2.9
San Bernardino, CA Community College District, Election 2008, Series A, 6.250%, 08/01/23*	2.7
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A, 4.375%, 08/01/20*	2.7
Val Verde, CA Unified School District General Obligation, Election 2008, Series A, 5.500%, 08/01/24*	2.5
Los Angeles, CA Municipal Improvement Lease Revenue, Capital Equipment, Series A, 5.000%, 09/01/23*	2.5
Port of Oakland, CA Series B, 5.000%, 11/01/21 (National Insured)*	2.5
Fairfield-Suisun, CA Unified School District General Obligation, Election 2002, 5.000%, 08/01/24 (National Insured)*	2.2
California State Public Works Board, Series A, 6.000%, 04/01/24	2.1
San Bernardino, CA Community College District General Obligation, Election 2008, Series A, 6.375%, 08/01/26*	2.1

Top Ten as a Group	27.4%

*	Top Ten Holding at April 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

33

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments

October 31, 2011

	Principal Amount	Value
Municipal Bonds - 96.8%
Alvord, CA Unified School District General Obligation, Series A, 5.900%, 02/01/17 (National Insured)	$110,000	$122,653
Alvord, CA Unified School District General Obligation, Series A, 5.900%, 02/01/24 (National Insured)	225,000	251,237
Bakersfield, CA City School District, Series A, 5.250%, 11/01/21 (AGM Insured)	110,000	119,489
Bakersfield, CA Wastewater Revenue, Series A, 5.000%, 09/15/19 (AGM Insured)	175,000	194,290
Bakersfield, CA Wastewater Revenue, Series A, 5.000%, 09/15/22 (AGM Insured)	200,000	215,668
Barstow, CA Unified School District General Obligation, Election 2001, Series B, 5.000%, 08/01/24 (National Insured)	375,000	387,195
Bay Area, CA Toll Authority, Series F, 5.000%, 04/01/17	20,000	23,196
Bonita, CA Unified School District, Election 2004, Series B, 5.000%, 08/01/16 (FGIC Insured)	50,000	56,732
Butte-Glenn Counties, CA Community College District General Obligation, Series B, 5.000%, 08/01/23 (National Insured)	325,000	344,295
California Resource Efficiency Financing Authority, Series A, 5.000%, 07/01/23 (AMBAC Insured)	50,000	50,616
California State Department of Water Resources, Water System Revenue, Series A, 5.000%, 12/01/20	25,000	28,703
California State Public Works Board, Series C, 4.500%, 06/01/17	50,000	56,566
California State Public Works Board, Series B, 5.250%, 03/01/19 (AMBAC Insured)	200,000	201,826
California State Public Works Board, Series A, 6.000%, 04/01/24	500,000	564,940
Carlsbad, CA Unified School District General Obligation, Election 2006, Series A, 5.000%, 08/01/21 (National Insured)	20,000	22,062
Carlsbad, CA Unified School District General Obligation, Series B, 5.250%, 05/01/25	70,000	77,480
Central Marin, CA Sanitation Agency Revenue, 5.000%, 09/01/21 (National Insured)	100,000	108,688
Cerritos, CA Community College General Obligation, Election 2004, Series C, 5.250%, 08/01/25	15,000	16,648
City of El Paso De Robles, CA General Obligation, 5.000%, 08/01/23 (National Insured)	125,000	133,944
City of El Paso De Robles, CA General Obligation, 5.000%, 08/01/25 (National Insured)	250,000	263,627
City of El Paso De Robles, CA General Obligation, 5.000%, 08/01/27 (National Insured)	20,000	20,880
City of Escondido, CA General Obligation, Series A, 5.000%, 09/01/14 (National Insured)	90,000	98,845
Clovis, CA Unified School District General Obligation, Series B, 5.000%, 08/01/23 (National Insured)	115,000	123,515
Covina-Valley, CA Unified School District, Election 2006, Series A, 5.000%, 08/01/21 (National Insured)	410,000	434,875
Corona-Norca, CA Unified School District, Election 2006, Series A, 5.000%, 08/01/25 (AGM Insured)	50,000	53,014
Desert Sands, CA Unified School District General Obligation, 5.000%, 08/01/16	50,000	56,950
Desert Sands, CA Unified School District, Election 2001, 5.000%, 06/01/22	175,000	187,918
Desert Sands, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/26	25,000	27,288
Desert Sands, CA Unified School District General Obligation, 5.000%, 08/01/27	245,000	261,883
Desert Sands, CA Unified School District General Obligation, 5.500%, 08/01/28 (AMBAC Insured)	40,000	43,184
Eastern, CA Municipal Water District, Water & Sewer Revenue, Series A, 5.000%, 07/01/21 (National Insured)	330,000	355,816
El Monte, CA City School District General Obligation, Series A, 4.250%, 05/01/15 (FGIC Insured)	300,000	326,166
El Monte, CA Union High School District General Obligation, Series C, 5.000%, 06/01/21 (AGM Insured)	40,000	43,792
Fairfield-Suisun, CA Unified School District General Obligation, Election 2002, 5.000%, 08/01/24 (National Insured)	565,000	591,188
Fairfield-Suisun, CA Unified School District General Obligation, 5.000%, 08/01/27 (National Insured)	100,000	104,513
Fairfield-Suisun, CA Unified School District, Election 2002, 5.250%, 08/01/16 (National Insured)	225,000	245,119
Fairfield-Suisun, CA Unified School District General Obligation, Election 2002, 5.250%, 08/01/23 (National Insured)	240,000	254,765
Fresno County, CA Central Unified School District General Obligation, 5.000%, 07/01/21 (National Insured)	75,000	78,845

The accompanying notes are an integral part of these financial statements. 34

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Municipal Bonds - 96.8% (continued)
Fresno County, CA Central Unified School District General Obligation, Series A, 5.000%, 08/01/22 (Assured Guaranty)	$25,000	$27,328
Fresno County, CA Central Unified School District General Obligation, 5.000%, 07/01/23 (National Insured)	25,000	25,998
Fresno County, CA Clovis Unified School District General Obligation, Election 2004, Series B, 5.000%, 08/01/25 (National Insured) 65,000	68,875
Fresno County, CA Unified School District General Obligation, Series C, 5.900%, 08/01/22 (National Insured)	25,000	29,181
Grossmont, CA Union High School District General Obligation, 5.000%, 08/01/23 (National Insured)	85,000	91,789
Grossmont-Cuyamaca, CA Community College District General Obligation, Series C, 5.000%, 08/01/24 (Assured Guaranty)	50,000	55,004
Hemet, CA Unified School District General Obligation, Series A, 5.000%, 08/01/22 (AGM Insured)	125,000	131,251
Imperial, CA Irrigation District Electric System Revenue, Series A, 5.250%, 11/01/24	100,000	110,122
Long Beach, CA Unified School District General Obligation Refunding, Series A, 5.000%, 08/01/25	30,000	33,894
Long Beach, CA Unified School District General Obligation, Series A, 5.500%, 08/01/26	85,000	96,873
Los Angeles County, CA Citrus Community College District General Obligation, Election 2004, Series B, 5.000%, 06/01/22 (National Insured)	20,000	21,879
Los Angeles County, CA Golden West Schools Financing Authority General Obligation, 5.250%, 09/01/24 (FGIC Insured) 365,000	438,507
Los Angeles County, CA Metropolitan Transportation Authority Sales Tax Revenue, Proposition C, Series E, 5.000%, 07/01/25	35,000	38,524
Los Angeles County, CA Public Works Financing Authority Revenue, Series A, 5.250%, 10/01/16 (AGM Insured)	25,000	29,100
Los Angeles County, CA Sanitation Districts Financing Authority Capital Projects Revenue, 5.000%, 10/01/23 (FGIC Insured)	80,000	83,397
Los Angeles, CA County Public Works Financing Authority, 5.000%, 10/01/15 (National Insured)	15,000	17,091
Los Angeles, CA Harbor Department Revenue, Series A, 4.000%, 08/01/17	25,000	27,572
Los Angeles, CA Harbor Department Revenue, Series B, 5.000%, 08/01/20 (National Insured)	275,000	301,205
Los Angeles, CA Municipal Improvement Lease Revenue, Capital Equipment, Series A, 5.000%, 09/01/16	470,000	522,884
Los Angeles, CA Municipal Improvement Corp. Lease Revenue, Series C, 5.000%, 09/01/18	300,000	332,097
Los Angeles, CA Municipal Improvement Corp. Revenue, Series B1, 5.000%, 08/01/21 (FGIC Insured)	125,000	128,506
Los Angeles, CA Municipal Improvement Corp. Revenue, Series B1, 5.000%, 08/01/23 (FGIC Insured)	50,000	51,062
Los Angeles, CA Municipal Improvement Lease Revenue, Capital Equipment, Series A, 5.000%, 09/01/23	640,000	665,843
Los Angeles, CA Municipal Improvement Corp. Lease Revenue, Series A, 5.000%, 09/01/24	100,000	103,679
Los Angeles, CA Municipal Improvement Corp. Lease Revenue, Police Headquarters Facility, Series A, 5.000%, 01/01/25 (FGIC Insured)	780,000	791,279
Los Angeles, CA Municipal Improvement Revenue, Capital Equipment, Series 2008 A, 5.000%, 09/01/25	50,000	51,630
Los Angeles, CA Municipal Improvement Corp. Lease Revenue, Series B1, 5.000%, 08/01/26 (FGIC Insured)	200,000	202,334
Los Angeles, CA Unified School District General Obligation, Election 2004, Series G, 5.000%, 07/01/24 (AMBAC Insured)	35,000	37,848
Monrovia, CA Unified School District General Obligation, Election 2006, Series B, 5.250%, 08/01/25 (FSA Insured)	30,000	32,662
Montebello, CA Unified School District General Obligation, Election 2004, 4.200%, 08/01/22 (AGM Insured)	100,000	103,141
Moreland, CA School District General Obligation, Series A, 5.000%, 08/01/15 (AMBAC Insured)	50,000	55,710
Moreno Valley, CA Unified School District General Obligation, 5.000%, 08/01/16 (National Insured)	25,000	27,299
Moreno Valley, CA Unified School District, 5.000%, 08/01/17 (National Insured)	50,000	54,768
Orange County, CA Sanitation District COP, Series A, 5.000%, 02/01/22	135,000	153,116

The accompanying notes are an integral part of these financial statements. 35

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Municipal Bonds - 96.8% (continued)
Peralta, CA Community College District General Obligation, Series A, 5.000%, 08/01/24 (National Insured)	$50,000	$52,780
Peralta, CA Community College District General Obligation, Election 2006, Series B, 5.250%, 08/01/22 (AGM Insured)	45,000	49,064
Perris, CA Union High School District General Obligation, Election 2004, Series A, 5.000%, 09/01/26 (FGIC Insured)	15,000	15,537
Placentia-Yorba Linda, CA Unified School District General Obligation, Election 2002, Series B, 5.500%, 08/01/27 (FGIC Insured)	65,000	67,609
Port of Oakland, CA Revenue, Series B, 4.000%, 11/01/15 (National Insured)	105,000	112,106
Port of Oakland, CA Revenue, Series C, 5.000%, 11/01/15 (National Insured)	310,000	342,767
Port of Oakland, CA Series B, 5.000%, 11/01/16 (National Insured)	255,000	281,479
Port of Oakland, CA Revenue, Series B, 5.000%, 11/01/17 (National Insured)	10,000	11,107
Port Of Oakland, CA Revenue, Series C, 5.000%, 11/01/17 (National Insured)	275,000	305,448
Port of Oakland, CA Series B, 5.000%, 11/01/21 (National Insured)	625,000	661,094
Port of Oakland, CA Revenue, Series B, 5.000%, 11/01/22 (National Insured)	30,000	31,536
Port of Oakland, CA Series B, 5.000%, 11/01/24 (National Insured)	75,000	77,708
Port of Oakland, CA Revenue, Series B, 5.000%, 11/01/26 (National Insured)	275,000	281,572
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A, 4.375%, 08/01/20	685,000	713,112
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A, 5.000%, 08/01/18	70,000	78,488
Rancho, CA Water District Financing Authority Revenue, Series 2008 A, 5.000%, 08/01/15 (AGM Insured)	50,000	55,998
Rescue, CA Union School District General Obligation, 5.000%, 09/01/21 (National Insured)	25,000	28,905
Rescue, CA Union School District General Obligation, 5.000%, 07/01/23 (National Insured)	50,000	57,386
Riverside, CA Community College District, 5.000%, 08/01/24 (AGM Insured)	35,000	37,409
Rosemead, CA School District General Obligation, Election 2000, Series B, 5.125%, 08/01/27 (FGIC Insured)	25,000	25,692
Rosemead, CA School District General Obligation, Election 2000, Series D, 5.250%, 08/01/24 (AGM Insured)	150,000	166,696
Rosemead, CA School District General Obligation, Election 2000, Series D, 5.250%, 08/01/25 (AGM Insured)	55,000	60,034
Rosemead, CA School District General Obligation, Election 2000, Series D, 5.250%, 08/01/26 (AGM Insured)	145,000	157,161
Rosemead, CA School District General Obligation, Election 2000, Series D, 5.500%, 08/01/28 (AGM Insured)	125,000	135,985
Roseville, CA Joint Union High School District General Obligation, Election 2004, Series A, 5.000%, 08/01/26 (FGIC Insured)	120,000	123,839
Sacramento, CA Municipal Utility District Prerefunded Revenue, Series R, 5.000%, 08/15/18 (National Insured)	105,000	113,476
Sacramento, CA Municipal Utility District Unrefunded Balance Revenue, Series R, 5.000%, 08/15/18 (National Insured)	45,000	47,442
Sacramento, CA Municipal Utility District Electric Revenue, Series K, 5.250%, 07/01/24 (AMBAC Insured)	145,000	163,914
San Bernardino, CA Community College District General Obligation, Series C, 5.000%, 08/01/26 (AGM Insured)	175,000	182,945
San Bernardino, CA Community College District, Election 2008, Series A, 6.250%, 08/01/23	620,000	726,882
San Bernardino, CA Community College District General Obligation, Election 2008, Series A, 6.375%, 08/01/26	480,000	554,746
San Diego County, CA Southwestern Community College District General Obligation, 5.000%, 08/01/23 (National Insured)	285,000	307,173
San Diego, CA Public Facilities Financing Authority Water Revenue, Series B, 5.000%, 08/01/20	30,000	34,997
San Diego, CA Public Facilities Financing Authority Sewer Revenue, Series B, 5.000%, 05/15/21	50,000	56,734
San Diego, CA Unified Port District Revenue, Series B, 5.000%, 09/01/23 (National Insured)	325,000	338,890
San Francisco, CA Bay Area Toll Authority Toll Bridge Revenue, Series F, 5.000%, 04/01/22	35,000	38,310
San Francisco, CA City & County Airports Commission Revenue, Second Series, Issue 34F, 5.000%, 05/01/16 (FGIC Insured)	45,000	50,652

The accompanying notes are an integral part of these financial statements. 36

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Municipal Bonds - 96.8% (continued)
San Francisco, CA City & County Airports Commission Revenue, Second Series, Issue 34F, 5.000%, 05/01/16 (Assured Guaranty)	$50,000	$56,280
San Francisco, CA City & County Airports Commission Revenue, Second Series, Issue 32F, 5.250%, 05/01/17 (FGIC Insured)	465,000	533,611
San Francisco, CA City & County Unified School District General Obligation, Election 2003, Series C, 5.000%, 06/15/22 (National Insured)	55,000	59,486
San Francisco, CA City and County General Obligation, Laguna Honda Hospital, Series R3, 5.000%, 06/15/23	50,000	53,313
San Juan, CA Unified School District General Obligation, Election 2002, 4.250%, 08/01/14 (FGIC Insured)	240,000	260,040
San Juan, CA Unified School District General Obligation, Election 2002, Series A, 5.000%, 08/01/16 (National Insured) 150,000	163,383
Santa Ana, CA Unified School District, Election 2008, Series A, 5.250%, 08/01/25	1,300,000	1,404,715
Santa Ana, CA Unified School District General Obligation, Series A, 5.250%, 08/01/26	500,000	536,900
Santa Clara County, CA East Side Union High School District General Obligation, Series A, 4.000%, 09/01/18 (AMBAC Insured)	75,000	76,799
Santa Clara County, CA East Side Union High School District General Obligation, Election 2002, Series H, 5.000%, 08/01/19 (Assured Guaranty)	100,000	112,841
Santa Clara County, CA East Side Union High School District General Obligation, Election 2002, Series D, 5.000%, 08/01/19 (XLCA Insured) 65,000	68,379
Santa Clara County, CA East Side Union High School District General Obligation, Election 2002, Series D, 5.000%, 08/01/19 (XCLA Insured)	265,000	278,775
Santa Clara County, CA East Side Union High School District General Obligation, Series B, 5.100%, 02/01/16 (National Insured)	250,000	271,700
Santa Clara County, CA East Side Union High School District General Obligation, Series B, 5.100%, 02/01/22 (National Insured)	500,000	535,830
Santa Clara County, CA East Side Union High School District General Obligation, Series B, 5.250%, 02/01/24 (National Insured)	40,000	42,488
Santa Clara County, CA Financing Authority Lease Revenue, Series A, 5.000%, 11/15/21	185,000	206,068
Santa Clara County, CA San Jose Unified School District General Obligation, Election 2002, Series C, 5.000%, 08/01/24 (FGIC Insured)	200,000	216,544
Santa Clara County, CA Franklin-McKinley CA School District General Obligation, 5.000%, 07/01/15 (AGM Insured)	40,000	43,933
Santa Rosa, CA High School District, Election of 2002, 5.000%, 08/01/19 (National Insured)	100,000	102,974
Sierra Sands, CA Unified School District General Obligation, Series A, 5.000%, 11/01/22 (FGIC Insured)	50,000	53,268
Sierra, CA Joint Community College District, School Facilities District No. 1, Election 2004, 5.000%, 08/01/24 (National Insured)	100,000	106,987
Sierra, CA Joint Community College District, School Facilities District No. 1, Election 2004, 5.000%, 08/01/25 (National Insured)	100,000	105,765
Solano County, CA Community College District, 4.000%, 08/01/15 (National Insured)	25,000	27,134
Solano County, CA Community College District, 5.000%, 08/01/16 (National Insured)	40,000	44,445
Sonoma County, CA Junior College District General Obligation, Series D, 5.000%, 08/01/16	15,000	17,269
Southern California Public Power Authority Revenue, Southern Transmission Project, Series B, 5.750%, 07/01/24	75,000	86,826
State of California, 5.000%, 04/01/14	15,000	16,343
Sweetwater, CA Authority Water Revenue, 5.000%, 04/01/17 (AMBAC Insured)	50,000	54,956
Tahoe-Truckee, CA Unified School District General Obligation, 5.500%, 08/01/19 (National Insured)	75,000	89,353
Tracy, CA Joint Unified School District General Obligation, Election 2006, 5.000%, 08/01/25 (Assured Guaranty)	100,000	104,408

The accompanying notes are an integral part of these financial statements. 37

Managers California Intermediate Tax-Free Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Municipal Bonds - 96.8% (continued)
Tustin, CA Unified School District No. 2002-1 General Obligation, Election 2002, Series B, 4.250%, 06/01/15 (AMBAC Insured)	$50,000	$54,992
Vacaville, CA Unified School District, Election 2001, 5.000%, 08/01/16 (National Insured)	120,000	131,964
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/17 (National Insured)	40,000	43,597
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/22 (National Insured)	15,000	15,912
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/25 (AMBAC Insured)	130,000	136,130
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/25 (National Insured)	220,000	226,257
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/26 (National Insured)	55,000	57,222
Vacaville, CA Unified School District General Obligation, Election 2001, 5.000%, 08/01/26 (AMBAC Insured)	30,000	31,243
Val Verde, CA Unified School District General Obligation, Election 2008, Series A, 5.500%, 08/01/22	100,000	111,535
Val Verde, CA Unified School District General Obligation, Election 2008, Series A, 5.500%, 08/01/24	615,000	675,116
Wiseburn, CA School District, Class A, 5.000%, 08/01/16 (National Insured)	75,000	84,201
Yosemite, CA Community College District General Obligation, Election 2004, Series A, 5.000%, 08/01/22 (FGIC Insured)	515,000	551,014
Yuba, CA Community College District General Obligation, Election 2006, Series A, 5.000%, 08/01/23 (AMBAC Insured)	90,000	96,144
Yuba, CA Community College District General Obligation, Election 2006, Series A, 5.000%, 08/01/24 (AMBAC Insured)	25,000	26,520
Total Municipal Bonds (cost $25,087,420)		26,009,192
Short-Term Investments - 2.2%[1]	Shares
BlackRock Liquidity Funds, Institutional Class Shares - California Money Fund, 0.01% (cost $579,688)	579,688	579,688
Total Investments - 99.0% (cost $25,667,108)[4]		26,588,880
Other Assets, less Liabilities - 1.0%		273,272
Net Assets - 100.0%		$26,862,152

The accompanying notes are an integral part of these financial statements.

38

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations are to be read in conjunction with the Schedules of Portfolio Investments previously presented in the report.

At October 31, 2011, the approximate cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
Managers Frontier Small Cap Growth	$102,496,782	$8,347,006	($10,344,499)	($1,997,493)
Managers AMG TSCM Growth Equity	23,320,155	973,431	(1,187,741)	(214,310)
Managers Micro-Cap	128,115,160	25,309,053	(8,776,833)	16,532,220
Managers Real Estate Securities	53,126,561	3,453,902	(1,201,363)	2,252,539
Managers California Intermediate Tax-Free	25,667,108	930,315	(8,543)	921,772

*	Non-income-producing security.
[1]	Yield shown for each investment company represents the October 31, 2011, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of October 31, 2011, amounting to:

Fund	Market Value	% of Net Assets
Managers Frontier Small Cap Growth	$3,914,865	4.1%
Managers Micro-Cap	120,252	0.1%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

[4]

At October 31, 2011, the concentration of the Fund’s investments by state or territory determined as a percentage of net assets was as follows: California 93.9% and Puerto Rico 2.9%. At October 31, 2011, 64.3% of the securities in the portfolio were backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets were as follows: National Insured 36.3% and FGIC 14.8%.

As of October 31, 2011, the securities in Small Cap, TSCM Growth Equity and Real Estate were all Level 1 inputs. For a detailed break-out of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

The following tables summarize the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of October 31, 2011. (See Note 1(a) in the Notes to Financial Statements)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Micro-Cap
Investments in Securities
Common Stocks†	$140,221,635	$121,590	—	$140,343,225
Exchange Traded Funds	717,876	—	—	717,876
Short-Term Investments	3,586,279	—	—	3,586,279

Total Investments in Securities	$144,525,790	$121,590	—	$144,647,380

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers California Intermediate Tax-Free
Investments in Securities
Municipal Bonds††	—	$26,009,192	—	$26,009,192
Short-Term Investments	$579,688	—	—	579,688

Total Investments in Securities	$579,688	$26,009,192	—	$26,588,880

†	For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.
††	All municipal bonds held in the Fund are Level 2 securities. For a detailed break-out of securities, please refer to the Schedule of Portfolio Investments.

39

Notes to Schedules of Portfolio Investments (continued)

As of October 31, 2011, the Funds had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

Investment Definitions and Abbreviations:

ADR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.
AMBAC:	American Municipal Bond Assurance Corp.
AGM:	Assured Guaranty Municipal Corp.
CIFG:	CIFG, NA
ETF:	Exchange Traded Fund
FGIC:	Financial Guaranty Insurance Corp.
FSA:	FSA Capital, Inc
National:	National Public Finance Guarantee Corp.
REIT:	Real Estate Investment Trust
REOC:	Real Estate Operating Company
XLCA:	XL Capital Assurance, Inc.

40

Statements of Assets and Liabilities

October 31, 2011

	Managers Frontier Small Cap Growth Fund	Managers AMG TSCM Growth Equity Fund	Managers Micro-Cap Fund
Assets:
Investments at value* (including securities on loan valued at $3,914,865, $0, and $120,252, respectively)	$100,499,289	$23,105,845	$144,647,380
Receivable for investments sold	347,805	60,546	1,662,120
Receivable for Fund shares sold	6,745	31,360	148,824
Dividends, interest and other receivables	39,658	57	35,902
Receivable from affiliate	4,346	15,746	36,820
Prepaid expenses	14,414	18,915	11,877
Total assets	100,912,257	23,232,469	146,542,923
Liabilities:
Payable upon return of securities loaned	4,313,047	—	125,400
Payable for investments purchased	487,480	376,450	527,393
Payable for Fund shares repurchased	34	28,995	156,670
Accrued expenses:
Investment management and advisory fees	76,823	15,746	116,385
Administrative fees	—	1,664	29,096
Distribution fees - Investor Class	113	254	N/A
Other	55,399	40,814	110,840
Total liabilities	4,932,896	463,923	1,065,784
Net Assets	$95,979,361	$22,768,546	$145,477,139
Net Assets Represent:
Paid-in capital	$98,475,683	$23,807,738	$118,419,993
Undistributed net investment income	—	—	125,308
Accumulated net realized gain (loss) from investments	(974,915)	(930,885)	9,598,849
Net unrealized appreciation (depreciation) of investments	(1,521,407)	(108,307)	17,332,989
Net Assets	$95,979,361	$22,768,546	$145,477,139
Investor Class Shares - Net Assets	$563,423	$2,464,609	N/A
Shares outstanding	31,473	223,745	N/A
Net asset value, offering and redemption price per share	$17.90	$11.02	N/A
Service Class Shares - Net Assets	$18,199,357	$18,321,464	$113,742,096
Shares outstanding	1,013,103	1,649,914	3,156,897
Net asset value, offering and redemption price per share	$17.96	$11.10	$36.03
Institutional Class Shares - Net Assets	$77,216,581	$1,982,473	$31,735,043
Shares outstanding	4,282,006	179,078	880,692
Net asset value, offering and redemption price per share	$18.03	$11.07	$36.03
* Investments at cost	$102,020,696	$23,214,152	$127,314,391

The accompanying notes are an integral part of these financial statements.

41

Statements of Assets and Liabilities

October 31, 2011

	Managers Real Estate Securities Fund	Managers California Intermediate Tax-Free Fund
Assets:
Investments at value*	$55,379,100	$26,588,880
Receivable for investments sold	297,077	—
Receivable for Fund shares sold	742,527	100
Dividends, interest and other receivables	45,682	337,246
Receivable from affiliate	9,160	2,654
Prepaid expenses	13,168	2,436
Total assets	56,486,714	26,931,316
Liabilities:
Payable for investments purchased	634,678	—
Payable for Fund shares repurchased	172,837	351
Dividends payable to shareholders	—	13,358
Accrued expenses:
Investment management and advisory fees	24,861	9,021
Administrative fees	10,359	5,686
Other	75,482	40,748
Total liabilities	918,217	69,164
Net Assets	$55,568,497	$26,862,152
Net Assets Represent:
Paid-in capital	$53,583,570	$26,281,470
Undistributed net investment income (loss)	64,575	(1,576)
Accumulated net realized loss from investments	(1,601,154)	(339,514)
Net unrealized appreciation of investments	3,521,506	921,772
Net Assets	$55,568,497	$26,862,152
Shares outstanding	6,211,609	2,516,961
Net asset value, offering and redemption price per share	$8.95	$10.67
* Investments at cost	$51,857,594	$25,667,108

The accompanying notes are an integral part of these financial statements.

42

Statements of Operations

For the fiscal year ended October 31, 2011

	Managers Frontier Small Cap Growth Fund	Managers AMG TSCM Growth Equity Fund	Managers Micro-Cap Fund	Managers Real Estate Securities Fund	Managers California Intermediate Tax-Free Fund
Investment Income:
Dividend income	$383,845	$144,695	$951,056	$869,172	—
Interest income	190	15	293	—	$1,165,151
Foreign withholding tax	(56)	(625)	—	—	—
Securities lending fees	61,208	—	800	—	—
Total investment income	445,187	144,085	952,149	869,172	1,165,151
Expenses:
Investment management and advisory fees	690,272	139,123	1,400,690	310,209	108,621
Administrative fees	—	46,374	350,173	103,256	68,658
Distribution Fees - Investor Class	1,662	374	N/A	N/A	N/A
Transfer agent	69,847	56,690	408,199	62,425	4,472
Registration fees	46,475	45,646	22,943	22,064	2,982
Custodian	32,741	12,234	65,353	19,364	28,330
Professional fees	30,094	23,802	35,902	48,547	27,615
Reports to shareholders	10,741	17,477	22,208	19,081	2,884
Trustees fees and expenses	6,974	1,822	11,331	2,998	2,008
Miscellaneous	4,791	2,072	6,453	1,685	1,756
Total expenses before offsets	893,597	345,614	2,323,252	589,629	247,326
Expense reimbursements	(116,507)	(157,601)	(326,044)	(27,489)	(96,240)
Expense repayments	—	—	—	23,121	—
Expense reductions	(229)	(14,989)	(30,433)	(3,118)	(31)
Net expenses	776,861	173,024	1,966,775	582,143	151,055
Net investment income (loss)	(331,674)	(28,939)	(1,014,626)	287,029	1,014,096
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(716,902)	(929,573)	27,071,407	4,647,071	73,261
Net change in unrealized depreciation of investments	(6,310,416)	(206,039)	(11,541,404)	(1,109,944)	(321,805)
Net realized and unrealized gain (loss)	(7,027,318)	(1,135,612)	15,530,003	3,537,127	(248,544)
Net increase (decrease) in net assets resulting from operations	($7,358,992)	($1,164,551)	$14,515,377	$3,824,156	$765,552

The accompanying notes are an integral part of these financial statements.

43

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	Managers Frontier Small Cap Growth Fund		Managers AMG TSCM Growth Equity Fund		Managers Micro-Cap Fund
	2011	2010	2011	2010*	2011	2010
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	($331,674)	($214,092)	($28,939)	$728	($1,014,626)	($1,104,839)
Net realized gain (loss) on investments	(716,902)	1,807,400	(929,573)	(1,312)	27,071,407	8,053,879
Net change in unrealized appreciation (depreciation) of investments	(6,310,416)	5,623,078	(206,039)	97,732	(11,541,404)	24,521,471
Net increase (decrease) in net assets resulting from operations	(7,358,992)	7,216,386	(1,164,551)	97,148	14,515,377	31,470,511
Distributions to Shareholders:
From net investment income	—	—	(787)	—	—	—
From Capital Share Transactions:
Proceeds from sale of shares	81,140,798	12,220,563	31,374,366	1,090,343	31,916,363	3,601,646
Reinvestment of dividends and distributions	—	—	787	—	—	—
Cost of shares repurchased	(8,248,962)	(28,526,838)	(8,528,660)	(100,100)	(36,524,195)	(26,824,668)
Net increase (decrease) from capital share transactions	72,891,836	(16,306,275)	22,846,493	990,243	(4,607,832)	(23,223,022)
Total increase (decrease) in net assets	65,532,844	(9,089,889)	21,681,155	1,087,391	9,907,545	8,247,489
Net Assets:
Beginning of year	30,446,517	39,536,406	1,087,391	—	135,569,594	127,322,105
End of year	$95,979,361	$30,446,517	$22,768,546	$1,087,391	$145,477,139	$135,569,594
End of year undistributed net investment income	—	—	—	$728	$125,308	$1,568

Share Transactions:
Sale of shares	3,956,983 [1]	820,435	2,661,505 [1]	108,700	1,003,651	120,296
Shares repurchased	(450,640)[1]	(1,945,580)	(708,136)[1]	(9,332)	(1,022,125)	(893,039)
Net increase (decrease) in shares	3,506,343 [1]	(1,125,145)	1,953,369 [1]	99,368	(18,474)	(772,743)

*	Commenced operations on July 30, 2010.
[1]	See note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

44

Statements of Changes in Net Assets

For the fiscal year ended October 31,

	Managers Real Estate Securities Fund		Managers California Intermediate Tax-Free Fund
	2011	2010	2011	2010
Increase (Decrease) in Net Assets From Operations:
Net investment income	$287,029	$210,405	$1,014,096	$991,901
Net realized gain on investments	4,647,071	3,547,200	73,261	35,518
Net change in unrealized appreciation (depreciation) of investments	(1,109,944)	2,882,384	(321,805)	897,302
Net increase in net assets resulting from operations	3,824,156	6,639,989	765,552	1,924,721
Distributions to Shareholders:
From net investment income	(266,975)	(195,055)	(1,014,096)	(991,896)
From Capital Share Transactions:
Proceeds from sale of shares	45,437,049	9,003,122	1,019,409	3,180,468
Reinvestment of dividends and distributions	255,784	191,341	448,572	525,318
Cost of shares repurchased	(17,468,606)	(6,378,675)	(5,672,621)	(4,504,131)
Net increase (decrease) from capital share transactions	28,224,227	2,815,788	(4,204,640)	(798,345)
Total increase (decrease) in net assets	31,781,408	9,260,722	(4,453,184)	134,480
Net Assets:
Beginning of year	23,787,089	14,526,367	31,315,336	31,180,856
End of year	55,568,497	$23,787,089	$26,862,152	$31,315,336
End of year undistributed net investment income (loss)	$64,575	$89,485	($1,576)	($1,576)

Share Transactions:
Sale of shares	5,269,490	1,248,965	96,667	300,261
Reinvestment of dividends and distributions	30,340	27,361	42,697	49,707
Shares repurchased	(2,019,458)	(901,249)	(543,402)	(425,846)
Net increase (decrease) in shares	3,280,372	375,077	(404,038)	(75,878)

The accompanying notes are an integral part of these financial statements.

45

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers Frontier Small Cap Growth Fund - Service Class	2011	2010*	2009	2008	2007
Net Asset Value, Beginning of Year
Income from Investment Operations:	$16.72	$13.42	$11.69	$17.87	$15.47
Net investment loss	(0.12)[3]	(0.12)[3]	(0.10)[3]	(0.12)[3]	(0.11)[3]
Net realized and unrealized gain (loss) on investments	1.36 [3]	3.42 [3]	1.83 [3]	(6.06)[3]	2.51 [3]
Total from investment operations	1.24	3.30	1.73	(6.18)	2.40
Net Asset Value, End of Year	$17.96	$16.72	$13.42	$11.69	$17.87
Total Return[1]	7.42%[4]	24.59%	14.80%	(34.58)%	15.51%
Ratio of net expenses to average net assets	1.30%	1.37%	1.46%	1.41%	1.39%
Ratio of net investment loss to average net assets[1]	(0.63)%	(0.78)%	(0.90)%	(0.79)%	(0.68)%
Portfolio turnover	44%	52%	136%	59%	49%
Net assets at end of Year (000’s omitted)	$18,199	$18,290	$39,536	$51,057	$87,015

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.47%	1.66%	1.50%	1.43%	1.41%
Ratio of net investment loss to average net assets	(0.80)%	(1.07)%	(0.94)%	(0.80)%	(0.70)%

46

Financial Highlights

For a share outstanding throughout each fiscal year

Managers Frontier Small Cap Growth Fund Investor Class Shares	For the fiscal year ended October 31, 2011	For the fiscal period ended October 31, 2010*
Net Asset Value, Beginning of Period	$16.70	$14.64
Income from Investment Operations:
Net investment loss	(0.16)[3]	(0.11)[3]
Net realized and unrealized gain on investments	1.36 [3]	2.17 [3]
Total from investment operations	1.20	2.06
Net Asset Value, End of Period	$17.90	$16.70
Total Return[1]	7.19%	14.07%[5]
Ratio of net expenses to average net assets	1.55%	1.55%[6]
Ratio of net investment loss to average net assets[1]	(0.86)%	(0.91)%[6]
Portfolio turnover	44%	52%[5]
Net assets at end of period (000’s omitted)	$563	$406

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.72%	1.94%[6]
Ratio of net investment loss to average net assets	(1.03)%	(1.30)%[6]

Managers Frontier Small Cap Growth Fund Institutional Class Shares	For the fiscal year ended October 31, 2011	For the fiscal period ended October 31, 2010*
Net Asset Value, Beginning of Period	$16.74	$14.64
Income from Investment Operations:
Net investment loss	(0.08)[3]	(0.05)[3]
Net realized and unrealized gain on investments	1.37 [3]	2.15 [3]
Total from investment operations	1.29	2.10
Net Asset Value, End of Period	$18.03	$16.74
Total Return[1]	7.71%	14.34%[5]
Ratio of net expenses to average net assets	1.05%	1.05%[6]
Ratio of net investment loss to average net assets[1]	(0.41)%	(0.41)%[6]
Portfolio turnover	44%	52%[5]
Net assets at end of period (000’s omitted)	$77,217	$11,750

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.22%	1.44%[6]
Ratio of net investment loss to average net assets	(0.58)%	(0.80)%[6]

47

Financial Highlights

For a share outstanding throughout each fiscal year

Managers AMG TSCM Growth Equity Fund - Investor Class	For the fiscal year ended October 31, 2011	For the fiscal period ended October 31, 2010 **
Net Asset Value, Beginning of Period	$10.93	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.10)[3]	(0.00	)#,3
Net realized and unrealized gain on investments	0.19 [3]	0.93	[3]
Total from investment operations	0.09	0.93
Less Distributions to Shareholders from:
Net investment income	(0.00)#	—
Net Asset Value, End of Period	$11.02	$10.93
Total Return[1]	0.84%	9.30%[5]
Ratio of net expenses to average net assets	1.11%	1.17%[6]
Ratio of net investment loss to average net assets[1]	(0.86)%	(0.11)%[6]
Portfolio turnover	102%	50%[5]
Net assets at end of period (000’s omitted)	$2,465	$14

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.04%	15.15%[6]
Ratio of net investment loss to average net assets	(1.79)%	(14.09)%[6]

Managers AMG TSCM Growth Equity Fund - Service Class	For the fiscal year ended October 31, 2011	For the fiscal period ended October 31, 2010 **
Net Asset Value, Beginning of Period	$10.94	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.02)[3]	0.00	#,3
Net realized and unrealized gain on investments	0.18 [3]	0.94	[3]
Total from investment operations	0.16	0.94
Net Asset Value, End of Period	$11.10	$10.94
Total Return[1]	1.46%[4]	9.40%[5]
Ratio of net expenses to average net assets	0.96%	1.03%[6]
Ratio of net investment income (loss) to average net assets[1]	(0.17)%	0.00	%#,6
Portfolio turnover	102%	50%[5]
Net assets at end of period (000’s omitted)	$18,321	$11

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.89%	15.00%[6]
Ratio of net investment loss to average net assets	(1.10)%	(13.97)%[6]

48

Financial Highlights

For a share outstanding throughout each fiscal year

Managers AMG TSCM Growth Equity Fund - Institutional Class	For the fiscal year ended October 31, 2011		For the fiscal period ended October 31, 2010 **
Net Asset Value, Beginning of Period	$10.94		$10.00
Income from Investment Operations:
Net investment income	0.00	#,3	0.01 [3]
Net realized and unrealized gain on investments	0.13	[3]	0.93 [3]
Total from investment operations	0.13		0.94
Less Distributions to Shareholders from:
Net investment income	(0.00	)#	—
Net Asset Value, End of Period	$11.07		$10.94
Total Return[1]	1.23%		9.40%[5]
Ratio of net expenses to average net assets	0.71%		0.79%[6]
Ratio of net investment income to average net assets[1]	0.03%		0.27%[6]
Portfolio turnover	102%		50%[5]
Net assets at end of period (000’s omitted)	$1,982		$1,063

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.64%		14.74%[6]
Ratio of net investment loss to average net assets	(0.90)%		(13.68)%[6]

49

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers Micro-Cap Fund - Service Class Shares†	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$33.42	$26.37	$25.41	$41.90	$34.48
Income from Investment Operations:
Net investment loss	(0.27)[3]	(0.25)[3]	(0.21)[3]	(0.31)[3]	(0.37)[3]
Net realized and unrealized gain (loss) on investments	2.88 [3]	7.30 [3]	2.73 [3]	(16.18)[3]	7.79 [3]
Total from investment operations	2.61	7.05	2.52	(16.49)	7.42
Less Distribution to Shareholders from:
Net realized gain on investments	—	—	(1.56)	—	—
Net Asset Value End of Year	$36.03	$33.42	$26.37	$25.41	$41.90
Total Return [1]	7.78%	26.73%[4]	11.34%[4]	(39.37)%	21.52%[4]
Ratio of net expenses to average net assets	1.41%	1.50%	1.53%	1.54%	1.53%
Ratio of net investment loss to average net assets [1]	(0.73)%	(0.84)%	(0.90)%	(0.92)%	(1.01)%
Portfolio turnover	85%	93%	82%	193%	76%
Net assets at end of year (000’s omitted)	$113,742	$135,570	$127,322	$132,424	$271,934

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.66%	1.72%	1.75%	1.66%	1.53%
Ratio of net investment loss to average net assets	(0.98)%	(1.06)%	(1.12)%	(1.04)%	(1.01)%

For the fiscal period
October 1, 2011, through
Managers Micro Cap Fund - Institutional Class Shares††	October 31, 2011
Net Asset Value, Beginning of Period	$31.02
Income from Investment Operations:
Net investment loss	(0.01)[3]
Net realized and unrealized gain on investments	5.02 [3]
Total from investment operations	5.01
Net Asset Value, End of Period	$36.03
Total Return[1]	16.18%[5]
Ratio of net expenses to average net assets	1.17%[6]
Ratio of net investment loss to average net assets[1]	(0.42)%[6]
Portfolio turnover	85%[5]
Net assets at end of period (000’s omitted)	$31,735

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.50%[6]
Ratio of net investment loss to average net assets	(0.75)%[6]

50

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers Real Estate Securities Fund	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$8.12	$5.68	$5.55	$12.57	$14.74
Income from Investment Operations:
Net investment income	0.06 [3]	0.08 [3]	0.12 [3]	0.13 [3]	0.06
Net realized and unrealized gain (loss) on investments	0.83 [3]	2.43 [3]	0.16 [3]	(4.06)[3]	0.22
Total from investment operations	0.89	2.51	0.28	(3.93)	0.28
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.07)	(0.15)	(0.12)	(0.10)
Net realized gain on investments	—	—	—	(2.97)	(2.35)
Total distributions to shareholders	(0.06)	(0.07)	(0.15)	(3.09)	(2.45)
Net Asset Value, End of Year	$8.95	$8.12	$5.68	$5.55	$12.57
Total Return [1]	11.06%	44.47%	5.77%	(38.95)%	2.10%
Ratio of net expenses to average net assets	1.41%	1.49%	1.48%	1.48%	1.40%
Ratio of net investment income to average net assets [1]	0.69%	1.12%	2.56%	1.63%	0.82%
Portfolio turnover	75%	99%	107%	127%	126%
Net assets at end of year (000’s omitted)	$55,568	$23,787	$14,526	$12,366	$26,561

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.48%	1.79%	2.47%	1.80%	1.41%
Ratio of net investment income to average net assets	0.62%	0.82%	1.57%	1.31%	0.83%

51

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
Managers California Intermediate Tax-Free Fund	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$10.72	$10.40	$9.84	$10.56	$10.75
Income from Investment Operations:
Net investment income	0.39	0.34	0.32	0.38	0.40
Net realized and unrealized gain (loss) on investments	(0.05)	0.32	0.55	(0.56)	(0.16)
Total from investment operations	0.34	0.66	0.87	(0.18)	0.24
Less Distributions to Shareholders from:
Net investment income	(0.39)	(0.34)	(0.31)	(0.38)	(0.40)
Net realized gain on investments	—	—	—	(0.16)	(0.03)
Total distributions to shareholders	(0.39)	(0.34)	(0.31)	(0.54)	(0.43)
Net Asset Value, End of Year	$10.67	$10.72	$10.40	$9.84	$10.56
Total Return [1]	3.27%	6.41%	8.97%	(1.82)%	2.23%
Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.56%
Ratio of net investment income to average net assets [1]	3.69%	3.20%	3.08%	3.71%	3.75%
Portfolio turnover	8%	64%	152%	33%	35%
Net assets at end of year (000’s omitted)	$26,862	$31,315	$31,181	$32,955	$35,982

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	0.90%	0.96%	0.86%	0.80%	0.82%
Ratio of net investment income to average net assets	3.34%	2.79%	2.77%	3.46%	3.49%

Notes to Financial Highlights

The following footnotes are to be read in conjunction with the Financial Highlights previously presented in the report.

#	Rounds to less than $0.01 per share or 0.01%.
*	Effective January 1, 2010, existing shares of Managers Frontier Small Cap Growth Fund (formerly shares of Managers Small Cap Fund) were reclassified and redesignated as Service Class shares. Investor Class and Institutional Class shares commenced operations on January 1, 2010.
**	Commenced operations on July 30, 2010.
†	Effective October 1, 2011, existing shares of Managers Micro-Cap Fund were reclassified and redesignated as Service Class shares.
††	As of the close of business on September 30, 2011, Managers Institutional Micro Cap Fund (“Institutional Micro Cap”) merged into Managers Micro Cap Fund. Each full and partial share of Institutional Micro Cap was exchanged for shares in the new Institutional Class of Micro Cap in an equivalent dollar amount.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Not annualized.
[6]	Annualized.

52

Notes to Financial Statements

October 31, 2011

1.	Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of investment series. Included in this report are: Managers Frontier Small Cap Growth Fund (“Small Cap”) (formerly Managers Small Cap Fund), Managers Micro-Cap Fund (“Micro-Cap”) (formerly Managers Fremont Micro-Cap Fund), Managers Real Estate Securities Fund (“Real Estate Securities”), Managers California Intermediate Tax-Free Fund (“California Intermediate Tax-Free”), and Managers AMG TSCM Growth Equity Fund (“TSCM Growth Equity”), each a “Fund” and collectively the “Funds.” TSCM Growth Equity commenced operations on July 30, 2010.

As of the close of business on September 30, 2011, Managers Institutional Micro-Cap Fund (“Institutional Micro Cap”) merged into Micro Cap, an open-end investment company, pursuant to a plan of reorganization approved by the Board of Trustees at a meeting held on June 23, 2011. In connection with the merger, the Board of Trustees also approved the transformation of Micro-Cap from a single-class fund into a multi-class fund. Each full and partial share of Institutional Micro Cap was exchanged for shares in the new Institutional Class of Micro Cap in an equivalent dollar amount. All shares in Micro Cap were redesignated as Service Class shares and shareholders with balances of $100,000 or more were moved into the Institutional Class shares. The purpose of the transition was to combine two funds managed by the same advisors with identical investment objectives and strategies. The merger was accomplished by a tax-free exchange of 1,944,165 shares of Institutional Micro Cap valued at $18,902,143, for 609,346 shares valued at $18,902,143 of Micro-Cap’s Institutional Class shares at the close of business on September 30, 2011. The investment portfolio of Institutional Micro-Cap, with a fair value of $18,912,553 and a cost of $18,659,352 at the close of business on September 30, 2011, was the principal asset received by Micro-Cap. For financial reporting purposes, assets received and shares issued by Micro-Cap were recorded at fair value; however, the cost basis of the investments received from Institutional Micro-Cap was carried forward to align ongoing reporting of Micro-Cap’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of Micro-Cap were $107,638,895.

Effective January 1, 2010, Small Cap added new classes of shares. Small Cap offers three classes of shares, Institutional, Service and Investor, each offering varying levels of shareholder servicing and / or 12b-1 fees. Legacy Small Cap shareholders became shareholders in the Institutional Class and Service Class.

Small Cap and TSCM Growth Equity each offer three classes of shares: Investor Class, Service Class, and Institutional Class. Micro-Cap currently offers two classes of shares: Institutional Class and Service Class. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”). Under certain circumstances, the value of certain investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Funds calculate its NAV. In accordance with procedures approved by the Board, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are

53

Notes to Financial Statements (continued)

valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. Dividends from foreign securities are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. For Small Cap, TSCM Growth Equity and Micro-Cap Funds, investment income, realized and unrealized capital gains and losses, the common expenses of the Funds, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the fiscal year ended October 31, 2011, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Small Cap - $137 or 0.00%, Micro-Cap - $30,278 or 0.02%, Real Estate Securities - $3,068 or 0.01%, and TSCM Growth Equity - $14,966 or 0.08%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended October 31, 2011, the custodian expense was not reduced for any of the Funds.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the over-draft. For the fiscal year ended October 31, 2011, the overdraft fees were as follows: Small Cap - $4, and Micro-Cap - $292.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended October 31, 2011, the transfer agent expense was reduced as follows: Small Cap - $92, TSCM Growth Equity - $23, Micro-Cap - $155, Real Estate Securities - $50 and California Intermediate Tax-Free - $31.

54

Notes to Financial Statements (continued)

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid as follows:

Annually - Small Cap, TSCM Growth Equity, and Micro-Cap

Quarterly - Real Estate Securities

Declared daily, paid monthly - California Intermediate Tax-Free

Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows:

	Small Cap		TSCM Growth Equity*		Micro-Cap
	2011	2010	2011	2010	2011	2010
Distributions paid from:
Ordinary income	—	—	$787	—	—	—
Short-term capital gains	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	—	—

Totals	—	—	$787	—	—	—

	Real Estate Securities		California Intermediate Tax-Free
	2011	2010	2011	2010
Distributions paid from:
Ordinary income	$266,975	$195,055	$1,014,096	$991,896
Short-term capital gains	—	—	—	—
Long-term capital gains	—	—	—	—

Totals	$266,975	$195,055	$1,014,096	$991,896

*	Commenced operations on July 30, 2010.

As of October 31, 2011, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap	TSCM Growth Equity	Micro-Cap	Real Estate Securities	California Intermediate Tax-Free
Capital loss carryforward	$498,829	$824,880	—	$332,187	$339,514
Undistributed ordinary income	—	—	—	64,575	11,782
Undistributed short-term capital gains	—	—	—	—	—
Undistributed long-term capital gains	—	—	$10,524,926	—	—

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of their taxable income and gains to their shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31,

55

Notes to Financial Statements (continued)

2008-2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.	Capital Loss Carryovers and Deferrals

As of October 31, 2011, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires October 31,
Small Cap	$498,829	2019

TSCM Growth Equity	$471	2018
	824,409	2019

Total	$824,880

Real Estate Securities	$332,187	2017

California Intermediate Tax-Free	$339,514	2016

For the fiscal year ended October 31, 2011, Micro-Cap, Real Estate Securities, and California Intermediate Tax-Free utilized capital loss carryovers in the amounts of $15,812,269, $4,173,487, and $73,261, respectively.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Funds’ first fiscal year subject to the Act will be the fiscal year ended October 31, 2012.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

For the fiscal years ended October 31, 2011 and 2010, the capital stock transactions by class for Small Cap, TSCM Growth Equity and Micro-Cap were as follows:

	Small Cap
	2011		2010
	Shares	Amount	Shares	Amount
Investor Class*
Proceeds from sale of shares	28,393	$522,154	25,018	$375,533
Cost of shares repurchased	(21,255)	(410,167)	(683)	(11,557)

Net increase - Investor Class	7,138	$111,987	24,335	$363,976

Service Class
Proceeds from sale of shares	243,274	$4,730,889	74,867	$1,124,823
Cost of shares repurchased	(324,358)	(5,860,165)	(1,926,064)	(28,232,180)

Net decrease - Service Class	(81,084)	($1,129,276)	(1,851,197)	($27,107,357)

Institutional Class*
Proceeds from sale of shares	3,685,316	$75,887,755	720,550	$10,720,207
Cost of shares repurchased	(105,027)	(1,978,630)	(18,833)	(283,101)

Net increase - Institutional Class	3,580,289	$73,909,125	701,717	$10,437,106

56

Notes to Financial Statements (continued)

	TSCM Growth Equity **
	2011		2010
	Shares	Amount	Shares	Amount
Investor Class
Proceeds from sale of shares	225,474	$2,417,579	1,270	$12,963
Reinvestment of dividends and distributions	2	21	—	—
Cost of shares repurchased	(3,001)	(40,921)	—	—

Net increase - Investor Class	222,475	$2,376,679	1,270	$12,963

Service Class
Proceeds from sale of shares	2,296,630	$27,315,713	1,000	$10,000
Cost of shares repurchased	(647,716)	(7,852,985)	—	—

Net increase - Service Class	1,648,914	$19,462,728	1,000	$10,000

Institutional Class
Proceeds from sale of shares	139,333	$1,641,074	106,430	$1,067,380
Reinvestment of dividends and distributions	66	766	—	—
Cost of shares repurchased	(57,419)	(634,754)	(9,332)	(100,100)

Net increase - Institutional Class	81,980	$1,007,086	97,098	$967,280

	Managers Micro-Cap
	2011
	Shares	Amount
Service Class
Proceeds from sale of shares	115,169	$4,285,088
Cost of shares repurchased	(1,014,335)	(36,248,361)

Net decrease - Investor Class	(899,166)	($31,963,273)

Institutional Class ***
Proceeds from sale of shares	279,136	8,729,132
Shares issued in connection with merger	609,346	18,902,143
Cost of shares repurchased	(7,790)	(275,834)

Net increase - Institutional Class	880,692	$27,355,441

*	Commenced operations on January 1, 2010.
**	Commenced operations on July 30, 2010.
***	Commenced operations on October 1, 2011.

At October 31, 2011, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Small Cap - three collectively own 55%; TSCM Growth Equity - two collectively own 90%; Micro-Cap - two collectively own 42%; Real Estate Securities - two collectively own 49%; California Intermediate Tax-Free - two collectively own 58%. Transactions by these shareholders may have a material impact on their respective Fund.

2.	Agreements and Transactions with Affiliates

The Trust has entered into investment management agreements (each, an “Investment Management Agreement”) under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), provides or oversees investment management services to the Funds. The Investment Manager selects subadvisors for each Fund (subject to Board approval) and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by portfolio managers who serve pursuant to subadvisory agreements with the Investment Manager.

57

Notes to Financial Statements (continued)

The Small Cap investment portfolio is managed by Frontier Capital Management Co., LLC (“Frontier”). AMG indirectly owns a majority interest in Frontier. The TSCM Growth Equity investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”). AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets were as follows:

Fund	Investment Management Fee
Small Cap	1.00%
TSCM Growth Equity	0.75%
Micro-Cap	1.00%
Real Estate Securities	0.60%[1]
California Intermediate Tax-Free
on first $25 million	0.40%
on next $25 million	0.35%
on next $50 million	0.30%
on next $50 million	0.25%
on balance over $150 million	0.20%

[1]	Prior to July 1, 2011, Real Estate’s investment management fee was 0.85%.

Small Cap is obligated by its investment management contract to pay an annual management fee to the Investment Manager. The Investment Manager, in turn, pays all or a portion of this fee to Frontier. Under its Investment Manager Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. Effective as of January 1, 2010, the Investment Manager receives compensation from Frontier for its administrative services to the Fund pursuant to a separate agreement between the Investment Manager and Frontier.

For each of the Funds other than Small Cap, the Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of average net assets per annum. Effective January 1, 2010, Small Cap terminated its Administration agreement.

At a meeting held on September 10-11, 2009, the Trust’s Board of Trustees approved a contractual expense limitation with respect to Small Cap. Effective January 1, 2010, the Investment Manager has contractually agreed, through at least March 1, 2012, to waive fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary items) to 1.05% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least March 1, 2012, to waive fees and pay or reimburse Fund expenses of TSCM Growth Equity in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary items) to 0.79% of the Fund’s average daily net assets.

Effective October 1, 2011, the Investment Manager contractually agreed, through at least March 1, 2013, to waive fees and pay or reimburse Fund expenses of Micro-Cap in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary items) to 1.18% of the Fund’s average daily net assets. Immediately prior to October 1, 2011, Micro-Cap had a contractual expense limitation of 1.43%.

Effective July 1, 2011, the Investment Manager contractually agreed, through at least March 1, 2013, to waive fees and pay or reimburse Fund expenses of Real Estate Securities in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary items) to 1.29% of the Fund’s average daily net assets. Immediately prior to July 1, 2011, Real Estate had a contractual expense limitation of 1.50%.

The Investment Manager has contractually agreed, through at least March 1, 2012, to waive fees and pay or reimburse Fund expenses of California Intermediate Tax-Free in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary items) to 0.55% of the Fund’s average daily net assets.

58

Notes to Financial Statements (continued)

Each of Small Cap, TSCM Growth Equity, Micro-Cap, Real Estate Securities, and California Intermediate Tax-Free is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the previously stated expense limitation percentages of that Fund’s average daily net assets. For the fiscal year ended October 31, 2011, each Fund’s components of reimbursement are detailed in the following chart:

	Small Cap	TSCM Growth Equity	Micro-Cap
Reimbursement Available - 10/31/10	$92,681	$38,363	$713,884
Additional Reimbursements	116,507	157,601	326,044
Repayments	—	—	—
Expired Reimbursements	—	—	(215,749)

Reimbursement Available - 10/31/11	$209,188	$195,964	$824,179

		California
	Real Estate	Intermediate
	Securities	Tax-Free
Reimbursement Available - 10/31/10	$203,001	$319,403
Additional Reimbursements	27,489	96,240
Repayments	(23,121)	—
Expired Reimbursements	(26,614)	(94,982)

Reimbursement Available - 10/31/11	$180,755	$320,661

Effective January 1, 2011, the aggregate annual retainer paid to each Independent Trustee is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. (Prior to January 1, 2011, the aggregate annual retainer paid to each Independent Trustee was $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts received an additional payment of $15,000 per year. The Chairman of the Audit Committee received an additional payment of $5,000 per year.) The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.
The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchases, through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/ or the distributor.

Small Cap and TSCM Growth Equity have adopted a distribution and service plan (the “plan”) with respect to the Investor Class shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class shares. The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by the Investor Class shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by its clients of such broker, dealer or financial intermediary.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended October 31, 2011, the following Funds either borrowed from or lent to other Managers Funds: Small Cap borrowed $627,674 for 1 day paying interest of $20; TSCM Growth Equity borrowed $4,285,890 for 1 day paying interest of $123; Small Cap lent varying amounts up to $1,469,074 for 5 days earning interest of $190; Micro-Cap lent varying amounts up to $3,785,928 for 5 days earning interest of $293. The interest amounts can be found in the Statement of Operations in interest income or as miscellaneous expense.

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Notes to Financial Statements (continued)

3.	Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended October 31, 2011, were as follows:

Fund	Purchases	Sales
Small Cap	$98,048,006	$28,920,467
TSCM Growth Equity	41,248,060	19,196,471
Micro-Cap	115,006,697	119,947,110
Real Estate Securities	57,166,901	30,420,938
California Intermdiate Tax-Free	2,080,864	6,151,206

The Funds had no purchases or sales of U.S. Government obligations for the fiscal year ended October 31, 2011.

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, or other short-term investments as defined in the Securities Lending Agreement with BNYM. For the fiscal year ended October 31, 2011, Small Cap and Micro-Cap participated in the securities lending program.

Effective August 2, 2010, the Trust, on behalf of each applicable Fund, entered into an agreement with The Bank of New York Mellon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in Series B of the BNY Institutional Cash Reserves Fund (the “ICRF”), pursuant to which (i) BNYMC would support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. ( the “Lehman Securities”) and held by Series B of the ICRF, and (ii) once certain conditions were met, BNYMC would purchase the defaulted securities from each Fund. On October 17, 2011, after certifying that the Fund had met all necessary conditions, BNYMC purchased the Lehman Securities from the Fund at a predetermined price, which represented a premium over the fair market value of the Lehman Securities at that date.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses and expects the risks of material loss to be remote.

6.	New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

7.	Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In accordance with federal tax law, each of the following Funds hereby make the following designations regarding its year ended October 31, 2011:

California Intermediate Tax-Free

•

All the dividends paid from net investment income are “exempt-interest dividends” (not generally subject to regular federal income tax), except $264 that is being designated as an ordinary income distribution for reporting purposes.

Pursuant to section 852 of the Internal Revenue Code, Managers Frontier Small Cap Growth Fund, Managers AMG TSCM Growth Equity Fund, Managers Micro-Cap Fund, Managers Real Estate Securities Fund and Managers California Intermediate Tax-Free Fund hereby designate as a capital gain distribution with respect to the taxable year ended October 31, 2011, $0, $0, $10,524,926, $0 and $0, respectively, or, if subsequently determined to be different, the net capital gains of such year.

The 2011 Form 1099-DIVs you receive for each Fund will show the tax status of all distributions paid to you during the respective calendar year.

60

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of Managers Frontier Small Cap Growth Fund, Managers TSCM Growth Equity Fund, Managers Micro-Cap Fund, Managers Real Estate Securities Fund and Managers California Intermediate Tax-Free Fund (collectively, five of the series constituting Managers Trust I, hereafter referred to as the “Funds”):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Frontier Small Cap Growth Fund, Managers Micro-Cap Fund, Managers Real Estate Securities Fund, Managers TSCM Growth Equity Fund and Managers California Intermediate Tax-Free Fund at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 27, 2011

61

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 38 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, TRS Associates (1982-Present); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Streur is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. and because of his service as President of the Trust. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 38 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Counsel, Affiliated Managers Group, Inc. (2002-Present); Senior Vice President, Affiliated Managers Group, Inc. (2010-Present); Vice President, Affiliated Managers Group, Inc. (2006-2010); Director, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009- 2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007)

62

Annual Renewal of Investment Advisory Agreements

On June 9-10, 2011, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of the Funds identified below and the Subadvisory Agreement for each of the Subadvisors. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and each Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and, with respect to each Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 9-10, 2011, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisors under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisors; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the

Investment Management Agreement and to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

For each Fund, the Trustees also reviewed information relating to each Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (for each Subadvisor, its “Investment Strategy”) used in managing the Fund or the portion of the Fund for which the Subadvisor has portfolio management responsibility. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadvisor’s organizational and management structure and each Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at each Subadvisor with portfolio management responsibility for a Fund or the portion of a Fund managed by the Subadvisor, including the information set forth in the Fund’s prospectus and statement of additional information. With respect to those Funds managed with multiple Subadvisors, the Trustees also noted information provided by the Investment Manager regarding the manner in which each Subadvisor’s Investment Strategy complements those utilized by the Fund’s other Subadvisors. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of each Subadvisor with respect to its ability to provide the services required under its Subadvisory Agreement. The Trustees also considered each Subadvisor’s risk management processes.

Performance.

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to each Fund’s Peer Group and Fund Benchmark and considered each Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund or the portion of the Fund managed by each Subadvisor as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and Investment Strategies, including with respect to each Fund with multiple Subadvisors, the portion of the Fund managed by each Subadvisor. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadvisor. The Board also noted each Subadvisor’s performance record with respect to the Funds. The Board was mindful of the Investment Manager’s attention to monitoring each Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

63

Annual Renewal of Investment Advisory Agreements (continued)

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor(s) and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain expense limitations for the Funds.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of each Fund and the willingness of the Investment Manager to waive fees and pay expenses for all the Funds from time to time as a means of limiting total expenses. The Trustees also considered management’s discussion of the current asset levels of the Funds, including the effect on assets attributable to the economic and market conditions since 2008, and considered the impact on profitability of the current asset levels and any future growth of assets of the Funds. The Board took into account management’s discussion of the current advisory fee structure. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time. With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

Subadvisory Fees and Profitability.

In considering the reasonableness of the fee payable by the Investment Manager to each Subadvisor (other than Frontier Capital Management Company, LLC (“Frontier”) and TimesSquare Capital Management, LLC (“TimesSquare”), which are affiliates of the Investment Manager), the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor (other than Frontier and TimesSquare) is not affiliated with the Investment Manager. In addition, the Trustees considered other potential benefits of the subadvisory relationship to a Subadvisor, including, among others, the indirect benefits that the Subadvisor may receive from the Subadvisor’s relationship with a Fund, including any so-called “fallout benefits” to the Subadvisor, such as reputational value derived from the Subadvisor serving as Subadvisor to the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by each unaffiliated Subadvisor and the profitability to the Subadvisor of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of a Fund or the portion of a Fund managed by each unaffiliated Sub-advisor, the Trustees concluded that any economies of scale being realized by each unaffiliated Subadvisor was not a material factor in the Trustees’ deliberations at this time.

In considering the reasonableness of the fees payable by the Investment Manager to each of Frontier and TimesSquare, the Trustees noted that each of Frontier and TimesSquare is an affiliate of the Investment Manager and reviewed information provided by each of Frontier and TimesSquare regarding the cost to Frontier and TimesSquare, respectively, of providing subadvisory services to a Fund and the resulting profitability from such relationship and noted that, because each of Frontier and TimesSquare is an affiliate of the Investment Manager, such profitability might be directly or indirectly shared by the Investment Manager.

The Trustees noted the current asset levels of the particular Fund managed by each of Frontier and TimesSquare and the undertaking by the Investment Manager to maintain an expense limitation for each Fund. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by each of Frontier and TimesSquare and the profitability to each of Frontier and TimesSquare of its relationship with a Fund were not material factors in the Trustees’ deliberations at this time. For similar reasons, and based on the current size of the particular Fund managed by each of Frontier and TimesSquare, the Trustees concluded that the effect of any economies of scale being realized by Frontier and TimesSquare was not a material factor in the Trustees’ deliberations at this time.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund.

64

Annual Renewal of Investment Advisory Agreements (continued)

MANAGERS MICRO-CAP FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2011 was above, above, above and below, respectively, the median performance of the Peer Group and above, above, above and below, respectively, the performance of the Fund Benchmark, the Russell Microcap® Index. The Trustees noted the Fund’s more recent improved performance, and the fact that the Fund was in the top quartile relative to the Peer Group over the past year. The Trustees also took into account management’s discussion of the Fund’s performance, noting that the Fund’s adoption of a multi-manager, multi-style approach three years ago and the replacement of a Subadvisor in 2009 has contributed positively to relative performance. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory Fees.

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2011 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed to lower the Fund’s contractual expense limitation from 1.43% to 1.18% of the Fund’s net annual operating expenses (subject to certain excluded expenses) effective October 1, 2011 through at least March 1, 2013. The Trustees also took into account management’s discussion of the Fund’s expenses and its potential plans with respect to the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisors, the foregoing expense limitation and the considerations noted above with respect to the Subadvisors and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2011 was above the median performance of the Peer Group and below the performance of the Fund Benchmark, the Barclays Capital 5-Year Municipal Bond Index®. The Trustees took into account management’s discussion of the Fund’s performance, including the fact that the Fund was in the top quintile of the Peer Group for the 1-year and 10-year periods. The Trustees also noted the Fund’s more recent improved performance. The Trustees also took into account management’s discussion of the impact of current market conditions in California and the Fund’s holdings on Fund performance. The Trustees also considered the differences between the Fund’s and the Fund Benchmark’s holdings. The Trustees concluded that the Fund’s overall performance has been satisfactory.

Advisory Fees.

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2011 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2012, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.55%. The Board also took into account management’s discussion of the Fund’s expenses and the current size of the Fund. The Board noted that the Fund’s advisory fee contains breakpoints. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subad-visory fees, are reasonable.

MANAGERS FRONTIER SMALL CAP GROWTH FUND

Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Service Class shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2011 was above, above, above and below, respectively, the median performance of the Peer Group and above, above, above and below, respectively, the performance of the Fund Benchmark, the Russell 2000® Growth Index. The Trustees noted the Fund’s shorter-term performance, including the fact that the Fund outperformed the benchmark and ranked in the 35th percentile of the Peer Group over the last 12 months. The Trustees also took into account management’s discussion of the Fund’s performance, noting that the performance record for the 10-year period was negatively affected by the performance of the Fund’s previous Subadvisor. The Trustees concluded that the Fund’s performance has been satisfactory.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2011 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2012, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Board also took into account management’s discussion of the Fund’s expenses and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvi-sory fees, are reasonable.

65

Annual Renewal of Investment Advisory Agreements (continued)

MANAGERS AMG TSCM GROWTH EQUITY FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance (all share classes) for the period from the Fund’s inception on July 30, 2010 through March 31, 2011 was above the median performance of the Peer Group and below the performance of the Fund Benchmark, the Rus-sell 3000® Growth Index. The Trustees took into account management’s discussion of the Fund’s performance, including the fact that the Fund was in the second quartile relative to the Peer Group and only modestly underperformed the Fund Benchmark for the period from the Fund’s inception on July 30, 2010 through March 31, 2011. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s limited performance history.

Advisory Fees.

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2011 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2012, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.79%. The Board took into account management’s discussion of the Fund’s expenses and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and each Subadvisory Agreement: (a) the Investment Manager and each Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the

Investment Management Agreement and the applicable Subadvisory Agreements; (b) each Subadvisor’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; and (c) the Investment Manager and each Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 9-10, 2011, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreements (as applicable) for each Fund.

66

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS

CADENCE CAPITAL APPRECIATION

CADENCE FOCUSED GROWTH

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

CHICAGO EQUITY PARTNERS MID-CAP

Chicago Equity Partners, LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North America Inc.

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

Annual Report

Managers Funds

October 31, 2011

Managers PIMCO Bond Fund

Managers
INVESTMENT GROUP

AR021-1011

Managers PIMCO Bond Fund

Annual Report — October 31, 2011

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER COMMENTS	4

FUND SNAPSHOT	7
Summary of portfolio credit and top ten holdings at October 31, 2011

SCHEDULE OF PORTFOLIO INVESTMENTS	8

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	34
Fund balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	35
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statement of Changes in Net Assets	36
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	37
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	38
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45

TRUSTEES AND OFFICERS	46

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT	47

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. We believe investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like the one detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which we believe gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”), is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Fund. Following this letter, we also provide the Portfolio Manager’s discussion of its investment management approach, performance results, and market outlook.

Fixed income markets generally rose during this turbulent 12-month period. However, at the start of this period, towards the end of 2010, fixed income markets struggled amid signs of economic strength related to the impact of global fiscal and economic stimulus that led to rising interest rates. The beginning of 2011, however, began a period of turmoil as unexpected events such as the Arab Spring and the Japanese earthquake and its aftermath weighed on investors’ minds, generally boosting fixed income returns. Bonds also generally gained during the second quarter of 2011 helped by a decline in Treasury yields amid slower U.S. growth and concern about the sovereign debt crisis in the Eurozone. The summer months were highlighted by bond gains as a sharp decline in Treasury yields amid a flight to safety boosted demand for Treasuries. This reversed, somewhat, in October as risk aversion began to ease across global markets amid optimism that the European debt crisis could be contained.

Against this backdrop, for the 12-month period ended October 31, 2011, the Managers PIMCO Bond Fund (the “Fund”) posted a return of 1.45%. This resulted in underperformance versus its benchmark, the Barclays Capital U.S. Aggregate Bond Index®, which posted a return of 5.00% for that same period as detailed further below.

Periods Ended 10/31/11	6 Months	1 Year	3 Years	5 Years	10 Years	Inception Date
Managers PIMCO Bond Fund	0.72%	1.45%	10.59%	7.33%	6.13%	4/30/1993
Barclays Capital U.S. Aggregate Bond Index®	4.98%	5.00%	8.87%	6.41%	5.46%

1

Letter to Shareholders (continued)

The Fund’s underperformance was primarily concentrated in the third quarter of 2011 when several strategies within the Portfolio struggled as risk aversion entered global capital markets. During this time, the Fund’s exposure to riskier areas of fixed income markets, which included an overweight to the bonds of financial companies along with an emerging market overweight and exposure to a select basket of emerging market currencies, detracted from performance. These same positions did, however, add relative value in October as risk aversion eased although not enough to fully recover the losses versus the benchmark from the prior several months.

Looking ahead, we anticipate the Fund will be positioned defensively to mitigate risks of default and permanent losses amid heightened recession risk while continuing to look for sources of high-quality yield. In addition, the Fund will target above-index duration in anticipation of continued interest rate volatility as global economies slow with this volatility diversified across non-U.S. markets such as Germany, Canada, Australia, Brazil, and Mexico. We also anticipate the Fund will concentrate on the 7-15 year portion of yield curves which offer solid potential for price appreciation given the suppression of yields on shorter maturities.

The following report covers the one-year period that ended October 31, 2011. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Account Value	Account Value	Account Value	Account Value
Six Months Ended October 31, 2011	Expense Ratio for the Period	Beginning Account Value 05/01/11	Ending Account Value 10/31/11	Expenses Paid During the Period*
Managers PIMCO Bond Fund
Based on Actual Fund Return	0.58%	$1,000	$1,007	$2.93
Hypothetical (5% return before expenses)	0.58%	$1,000	$1,022	$2.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

3

Managers PIMCO Bond Fund

Portfolio Manager’s Comments

Managers PIMCO Bond Fund seeks to maximize total return consistent with the preservation of capital by investing in debt securities such as corporate, mortgage-backed, international, and government bonds. Normally, the Fund will invest at least 80% of its net assets in these types of bonds.

THE PORTFOLIO MANAGER

Pacific Investment Management Company, LLC

Pacific Investment Management Company, LLC (“PIMCO”), the subadvisor for the Managers PIMCO Bond Fund, was founded in 1971. PIMCO is one of the world’s leading fixed-income managers with expertise and significant resources committed to virtually every sector of the global bond market.

Managers PIMCO Bond Fund is an actively managed, diversified bond fund that focuses on intermediate-term, investment-grade bonds. The universe for the Fund includes all sectors of the bond market: governments, corporate bonds, mortgages, asset-backed securities, money market instruments, and international bonds. The Fund seeks total return consistent with preservation of capital by employing PIMCO’s “Total Return” fixed-income investment philosophy. This philosophy follows three key principles:

•	Major shifts in portfolio strategy are driven by longer term, or secular, trends as opposed to short-term interest rate fluctuations.

•	Consistent investment performance is achieved by avoiding extreme swings in maturity/duration of a portfolio.

•	Emphasis is placed on adding value through state-of-the-art tools such as futures, options, and volatility analysis.

Economic analysis serves as the base for PIMCO’s portfolio strategy. Annually, PIMCO investment professionals conduct a three-day secular forum, where long-term economic and market forces are evaluated and portfolio strategies are set. Each quarter, the team meets to evaluate the current business cycle and develop shorter term forecasts which are used to fine-tune the investment strategy. PIMCO’s fixed-income research efforts focus on identifying relative value and understanding the risks inherent in different portfolio structures, strategies, and bond market sectors. Using proprietary analytics and bottom-up credit analysis, the portfolio managers select individual bonds based on recommendations from sector analysts (who specialize in corporate, mortgage, high yield, government, and international bonds).

The ideal investment exhibits many of the following traits:

•

It allows management to meet its overall portfolio positioning targets. Management typically invests in investment-grade securities but may invest up to 10% of the portfolio in securities that are below investment grade.

•	The investment has been independently analyzed by PIMCO. PIMCO does not rely solely on the credit ratings assigned by outside credit agencies.

•	Fund management deems that the security provides value relative to other securities within the same sector.

Portfolio management:

•	Is committed to seeking value across all bond market sectors.

•	Actively manages duration exposure, yield-curve position, volatility, sector allocation, and security selection and takes only modest exposures in each of these areas relative to the market.

•	Normally hedges at least 75% of its foreign currency exposure.

•	Utilizes derivatives (futures, options, swap agreements) as substitutes for physical securities as a means of gaining more cost-effective exposure.

The investment team may sell securities when:

•	Securities individually no longer represent relative value.

•	Fund management makes a shift in its portfolio strategy (change in duration, yield curve positioning, sector strategy, etc.).

THE YEAR IN REVIEW

Fixed income markets generally rose during this turbulent 12 month period. However, at the start of this period, towards the end of 2010, fixed income markets struggled amid signs of economic strength related to the impact of global fiscal and economic stimulus that led to rising interest rates. The beginning of 2011, however, began a period of turmoil as unexpected events such as the Arab Spring and the Japanese earthquake and its aftermath weighed on investors’ minds, generally boosting fixed income returns. Bonds also generally gained during the second quarter of 2011 helped by a decline in Treasury yields amid slower U.S. growth and concern about the sovereign debt crisis in the Eurozone. The summer months were highlighted by bond gains as a sharp decline in Treasury yields amid a flight to safety boosted demand for Treasuries. This reversed, somewhat, in October as risk aversion began to ease across global markets amid optimism that the European debt crisis could be contained.

For the 12-month period ended October 31, 2011, the Managers PIMCO Bond Fund returned 1.45%, compared with 5.00% for its benchmark, the Barclays Capital U.S. Aggregate Bond Index®. Towards the end of 2010, the Fund outperformed due to its overweight to both agency and non-agency mortgages as these securities tended to outperform Treasuries. The Fund also outperformed in the first quarter of 2011 as the Portfolio’s focus on shorter maturities along with an overweight to financial company bonds and emerging market debt contributed to performance. The Fund did lag in the second quarter of 2011, however, as an underweight to U.S. duration detracted from returns as interest rates fell. A majority of the Fund’s underperformance for this one year period was, however, primarily concentrated in the third quarter of 2011 when several strategies within the Portfolio struggled as risk aversion entered global capital markets. During this time, the Fund’s exposure to riskier areas of fixed income markets, which included an overweight to the bonds of financial companies along with an emerging market overweight and exposure to a select basket of emerging market currencies, detracted from performance. Many of these same positions did, however, add relative value in October as risk aversion eased although not enough to fully recover the losses versus the benchmark from the prior several months.

LOOKING FORWARD

PIMCO expects the global economy to slow to a 1.0% to 1.5% real growth rate over the next year, with developed market growth flattening out and emerging market growth tracking lower to 4.5% to 5%. Developed market growth should continue to be challenged by consumer deleveraging and an accelerated push towards government contraction. In the U.S., this means reduced spending at federal, state, and local levels. In Europe, it means more austerity in peripheral and, to a lesser extent, core countries. In emerging markets, policymakers’ ability to counterbalance the developed world slowdown will likely be limited.

4

Managers PIMCO Bond Fund

Portfolio Manager’s Comments (continued)

•

Base Case Unstable- PIMCO’s base case for growth is, however, inherently unstable, driven by policy uncertainty and the decision of politicians. In the U.S., this summer’s debt ceiling debacle eroded confidence among investors and non-investing citizens alike. In the coming months, Washington’s disagreements will continue. PIMCO expects that monetary policy in the U.S. will be the most impactful policy over the cyclical horizon, a period in which PIMCO forecasts zero percent real growth in the U.S.

•

Eurozone Weakness- PIMCO expects real GDP contraction of 0.5% to 1.0% in Europe, a recession driven by weak fundamentals, austerity measures, and concern about potential defaults by Greece and other peripheral nations. PIMCO expects Greece and Portugal to default, restructure, and possibly even exit the Eurozone over the cyclical horizon. The future path for an export oriented economy like Ireland’s will be dependent on global growth. Left tail risks are centered on Italy and Spain. In PIMCO’s base case, Italy and Spain should be ring-fenced from contagion with Germany taking the lead, supported by the U.S. and Asia.

•

Emerging Market Growth to Track Lower- PIMCO believes that emerging economies will likely continue to outpace developed ones over the cyclical horizon, but will experience slower growth than in recent years. PIMCO also believes that emerging market growth will likely slow as policymakers struggle to control inflation, asset price bubbles, and credit expansion. Even so, capital formation in emerging economies has progressed, with many emerging market countries shifting towards a consumption-based growth model. This trend could help rebalance the global economy over the long run.

•

Global Inflation to Moderate- PIMCO believes that global inflation will likely slow to 2.0% to 2.5% as both developed world and emerging market inflation decelerates. PIMCO expects that weaker global growth will lead to lower energy prices and wider output gaps in developed markets. While PIMCO expects increased monetization of government debt and the subsequent appreciation of store of value commodities like gold, PIMCO does not expect these trends to materially affect inflation in the near-term.

PIMCO expects to position the Fund defensively in order to mitigate risks of default and permanent losses arising from heightened recession risk, especially in Europe. PIMCO will continue to look for sources of high quality yield and expect to recover any recent underperformance as wider risk premiums in fixed income markets normalize over time. The following is a summary of strategies PIMCO expects to pursue:

•

Interest Rate Strategies- PIMCO intends to overweight duration in anticipation of continued interest rate volatility as global economies slow. PIMCO’s focus will be on high-quality sources of duration in the U.S. but also Germany, Canada, Australia, Brazil, and Mexico. PIMCO will concentrate on the 7-15 year portion of yield curves, which they expect to offer the best opportunities for price appreciation given the suppression of yields on shorter maturities.

•

Mortgages- PIMCO anticipates that agency mortgages will remain an important source of high quality yield. This sector appears to be more attractive now than at any point in the last 18 months. PIMCO will continue to take advantage of relative value opportunities across mortgage coupons. PIMCO will hold non-Agency mortgages and commercial mortgage-backed securities (CMBS) that have senior positions in the capital structure and are another source of attractive yield.

•

Corporate Bonds- PIMCO will trim exposures in this sector overall, looking to shift toward emerging market sovereign and corporate credits, U.S. municipals, and Agency and non-Agency mortgages. PIMCO will also look to move up in the capital structure where possible. PIMCO will focus reductions on positions that pose the risk of permanent loss, such as their modest holdings of European banks and financials. PIMCO anticipates remaining positive on the financial sector as a whole, however, and expects that holdings of non-European global banks have the potential to recover from recent underperformance. These credits would likely perform well in the event that the global economy grows faster than PIMCO’s expectations over the next year. The fundamentals for U.S. financials in particular look relatively strong, as they have recapitalized and written down many of their housing-related losses.

With regard to high yield corporates, PIMCO expects to generally avoid this sector. Government stimulus has helped high yield credits avoid defaults, but with policy options now more constrained, high yield could be more vulnerable if the economy weakens. As an alternative, PIMCO is looking to add exposure to bank loans, which are attractively valued and occupy senior positions in capital structures that could make them more resilient in a weak economy.

•

Emerging Markets (EM)- PIMCO will look to maintain exposure to select corporate and quasi-sovereign bonds in high quality countries such as Brazil, Mexico, and Russia. PIMCO will also seek to take exposure to relatively high nominal and real local interest rates in Brazil and Mexico.

•

Currency- In light of heightened market volatility and slower global growth, PIMCO expects to reduce currency exposure to commodity-intensive economies such as Australia, Brazil, and Canada. PIMCO will look to focus their exposures on China and satellite emerging Asian currencies where currency appreciation is likely to be an important tool for containing inflation and building out the consumer sector. At the same time, PIMCO expects to make greater use of the euro as a funding currency, which offers the potential for gains should the euro continue to weaken.

•

Municipals and TIPS- PIMCO is maintaining positions in high quality municipal bonds, focusing on essential service revenue bonds such as water and sewer, power, and airports. PIMCO will look to holding positions on the longer end of the steep TIPS yield curve to take advantage of their positive real yields.

5

Managers PIMCO Bond Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Barclays Capital U.S. Aggregate Bond Index® is an index of the U.S. investment grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays Capital U.S. Aggregate Bond Index® is unmanaged, is not available to investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Managers PIMCO Bond Fund on October 31, 2001, to a $10,000 investment made in the Barclays Capital U.S. Aggregate Bond Index® for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers PIMCO Bond Fund and the Barclays Capital U.S. Aggregate Bond Index® from October 31, 2001 through October 31, 2011.

Average Annualized Total Returns[1]	One Year	Five Years	Ten Years
Managers PIMCO Bond Fund [2,3,4,5,6,7,8]	1.45%	7.33%	6.13%

Barclays Capital U.S. Aggregate Bond Index® 9	5.00%	6.41%	5.46%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2011. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

Fixed income funds are subject to the risks associated with investments in debt securities, such as default risk and fluctuations in debtors’ perceived ability to pay its creditors. Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[4]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is also a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative; or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, and the risk that the Fund could not close out a position when it would be most advantageous to do so.

[5]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[6]	High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.

[7]

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back any time. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[8]	Market risk associated with equity securities may become more pronounced for the Fund.

[9]

The Barclays Capital U.S. Aggregate Bond Index® is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays Capital U.S. Aggregate Bond Index® is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Managers PIMCO Bond Fund

Fund Snapshot

October 31, 2011

Portfolio Breakdown

	Aggregate Bond Index	Aggregate Bond Index
Rating	Managers PIMCO Bond Fund**	Barclays Capital U.S. Aggregate Bond Index®
U.S. Treasury & Agency	40.6%	72.5%
Aaa	15.0%	4.0%
Aa	16.0%	4.3%
A	21.3%	10.5%
Baa	3.9%	8.7%
Ba & lower	3.2%	0.0%

** As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
FNMA, 4.500%, TBA*	10.0%

Japan Treasury Bills, Series 214, 0.130%, 11/14/11	7.2

Repurchase Agreements with TD Securities (USA) LLC, dated 10/31/11, due 11/02/11, 0.10%, total to be received $73,200,203, (collateralized by $74,855,691 U.S. Treasury Notes, 1.375%, 09/15/12)	5.9

U.S. Treasury Notes, 1.500%, 08/31/18	5.1

Japan Treasury Bills, Series 232, 0.104%, 01/30/12	5.1

Repurchase Agreement with Morgan Stanley & Co., LLC, dated 10/28/11, due 11/01/11, 0.09%, total to be received $44,300,111, (collateralized by $45,780,953 U.S. Treasury Notes, 2.625%, 08/15/20)	3.6

U.S. Treasury Inflation Indexed Bonds, 2.125%, 02/15/40	2.7

U.S. Treasury Notes, 1.375%, 09/30/18	2.2

Kells Funding LLC, 0.270%, 11/01/11	2.2

FNMA, 5.000%, TBA	2.2

Top Ten as a Group	46.2%

*	Top Ten Holding at April 30, 2011

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

7

Managers PIMCO Bond Fund

Schedule of Portfolio Investments

October 31, 2011

	Principal Amount	Principal Amount	Principal Amount
		Principal Amount	Value
Asset-Backed Securities - 2.2%
Amortizing Residential Collateral Trust, 0.825%, 07/25/32 (11/25/11)[1]		$77,398	$65,888
Bear Stearns Asset-Backed Securities, Inc., 0.325%, 10/25/36 (11/25/11)[1]		140,470	135,327
Citibank Omni Master Trust, Series 2009-A8, Class A8, 2.343%, 05/16/16 (11/15/11) (a)[1]		4,900,000	4,944,770
EMC Mortgage Loan Trust, Class A, Series 2001-A, Class A, 0.615%, 05/25/40 (11/25/11) (a)[1]		732,235	615,197
First NLC Trust, Series 2007-1, Class A1, 0.315%, 08/25/37 (11/25/11) (a)[1]		741,016	247,435
Fremont Home Loan Trust, Series 2006-E, Class 2A1, 0.305%, 01/25/37 (11/25/11)[1]		83,116	79,319
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1, 0.805%, 10/25/34 (11/25/11)[1]		55,661	41,060
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A1, 0.295%, 11/25/36 (11/25/11)[1]		12,251	3,603
Park Place Securities, Inc., Series 2005-WCW1, Class A1B, 0.505%, 09/25/35 (11/25/11)[1]		1,587,551	1,384,687
Securitized Asset Backed Receivables LLC Trust, 0.285%, 12/25/36[1]		319,403	306,239
Securitized Asset Backed Receivables LLC Trust, Series 2007-HE1, Class A2A, 0.305%, 12/25/36 (11/25/11)[1]		486,217	138,793
Structured Asset Securities Corp., 0.825%, 01/25/33 (11/25/11)[1]		55,355	48,507
U.S. Small Business Administration Participation Certificates, Series 2003-20I, Class 1, 5.130%, 09/01/23		86,281	94,330
U.S. Small Business Administration Participation Certificates, Series 2007-20K, Class 1, 5.510%, 11/01/27		3,671,691	4,078,200
U.S. Small Business Administration Participation Certificates, Series 2008-10E, Class 1, 5.110%, 09/01/18		2,120,566	2,296,914
U.S. Small Business Administration Participation Certificates, Series 2008-20I, Class 1, 5.600%, 09/01/28		7,449,483	8,376,806
U.S. Small Business Administration Participation Certificates, Series 2009-20E, Class 1, 4.430%, 05/01/29		4,575,390	4,973,646
Total Asset-Backed Securities (cost $ 27,158,221)			27,830,721

Bank Loan Obligations—0.1%

American Governmental Financial Services Funding Co., Term Loan, 5.500%, 05/18/17 (cost $1,194,000)		1,200,000	1,105,250

Corporate Bonds and Notes—31.8%

Financials—23.4%
Allstate Life Global Funding Trusts, 5.375%, 04/30/13		1,600,000	1,702,965
Ally Financial, Inc., 3.644%, 02/11/14 (11/11/11)[1]		1,000,000	931,658
Ally Financial, Inc., 7.500%, 09/15/20		1,100,000	1,115,125
Ally Financial, Inc., 8.300%, 02/12/15		800,000	842,000
American Express Bank FSB, Series 2007, 0.376%, 05/29/12 (11/29/11)[1]		2,100,000	2,093,017
American Express Bank FSB, Series 2007, 0.398%, 06/12/12 (11/14/11)[1]		1,750,000	1,744,031
American Express Co., 7.000%, 03/19/18		1,000,000	1,190,277
American General Finance Corp., 4.125%, 11/29/13	EUR	3,900,000	4,500,191
American International Group, Inc., 5.050%, 10/01/15		400,000	398,980
American International Group, Inc., 5.600%, 10/18/16		800,000	807,311
American International Group, Inc., 6.250%, 03/15/37		800,000	666,000
American International Group, Inc., 8.250%, 08/15/18		4,500,000	5,076,837
American International Group, Inc., MTN, Series G, 5.850%, 01/16/18		400,000	403,578
ANZ National International, Ltd., 6.200%, 07/19/13 (a)		1,800,000	1,926,893
Australia and New Zealand Banking Group, Ltd., 2.125%, 01/10/14 (a)		2,400,000	2,421,953
Banco Santander Brasil SA, 4.500%, 04/06/15 (a)		200,000	198,000
Banco Santander Chile SA, 1.659%, 04/20/12 (01/20/12) (a)[1]		2,200,000	2,201,507
Bank of America Corp., 4.500%, 04/01/15		10,000,000	9,879,970
Bank of America Corp., 6.000%, 10/15/36		900,000	868,853
Bank of America Corp., 6.500%, 08/01/16		2,800,000	2,917,009
Bank of China (Hong Kong), Ltd., 5.550%, 02/11/20 (a)		400,000	409,792

The accompanying notes are an integral part of these financial statements.

8

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Principal Amount	Principal Amount
		Principal Amount	Value
Financials—23.4% (continued)
Bank of Montreal, 1.300%, 10/31/14 (a)[2]		$600,000	$601,898
Bank of Montreal, 2.850%, 06/09/15 (a)		800,000	837,464
Bank of Nova Scotia, 1.650%, 10/29/15 (a)		900,000	901,039
Bank of Nova Scotia, Series YCD, 0.691%, 08/09/12 (11/09/11)[1]		1,200,000	1,202,092
Barclays Bank PLC, 2.375%, 01/13/14		1,000,000	988,015
Barclays Bank PLC, 5.450%, 09/12/12		17,300,000	17,790,887
BBVA Bancomer SA, 4.500%, 03/10/16 (a)		500,000	503,750
BBVA Bancomer SA, 6.500%, 03/10/21 (a)		900,000	904,500
Braskem Finance, Ltd., 5.750%, 04/15/21 (a)		400,000	404,000
C10 Capital SPV, Ltd., 6.722%, 12/31/49 (a)[3,4]		1,500,000	810,000
CIT Group, Inc., 5.250%, 04/01/14 (a)		300,000	300,000
CIT Group, Inc., 7.000%, 05/01/15		289,765	290,127
CIT Group, Inc., 7.000%, 05/01/16		482,942	484,149
CIT Group, Inc., 7.000%, 05/01/17		676,120	676,965
Citigroup Capital XXI, 8.300%, 12/21/57[4]		1,200,000	1,215,000
Citigroup, Inc., 2.444%, 08/13/13 (11/14/11)[1]		1,100,000	1,093,862
Citigroup, Inc., 5.300%, 10/17/12		200,000	205,454
Citigroup, Inc., 5.500%, 08/27/12		500,000	513,624
Citigroup, Inc., 5.500%, 10/15/14		5,800,000	6,182,348
Citigroup, Inc., 5.625%, 08/27/12		1,300,000	1,325,744
Citigroup, Inc., 5.850%, 07/02/13		100,000	104,687
Citigroup, Inc., 6.000%, 08/15/17		4,200,000	4,576,421
Citigroup, Inc., 6.125%, 05/15/18		800,000	887,663
Citigroup, Inc., 6.125%, 08/25/36		4,200,000	4,104,811
Citigroup, Inc., 8.125%, 07/15/39		600,000	827,354
Citigroup, Inc., 8.500%, 05/22/19		100,000	123,921
Citigroup, Inc., EMTN, Class B, 3.625%, 11/30/17[4]	EUR	3,800,000	4,460,412
Commonwealth Bank of Australia, 0.814%, 07/12/13 (01/12/12) (a)[1]		7,500,000	7,501,192
Credit Suisse New York, 2.200%, 01/14/14		800,000	799,016
Danske Bank A/S, 2.500%, 05/10/12 (a)		1,200,000	1,211,987
Deutsche Bank AG London, 6.000%, 09/01/17		4,900,000	5,563,970
Dexia Credit Local SA, 0.908%, 04/29/14 (01/30/12) (a)[1]		4,100,000	3,694,391
Ford Motor Credit Company LLC, 3.148%, 01/13/12 (01/13/12)[1,5]		2,200,000	2,206,050
Ford Motor Credit Company LLC, 5.875%, 08/02/21		300,000	320,269
Ford Motor Credit Company LLC, 7.000%, 04/15/15		1,400,000	1,529,500
Ford Motor Credit Company LLC, 8.700%, 10/01/14		1,000,000	1,121,136
Fortis Bank Nederland Holding N.V., 3.000%, 04/17/12	EUR	200,000	279,417
General Electric Capital Corp., 5.500%, 09/15/67 (a)[4]	EUR	5,500,000	6,544,901
General Electric Capital Corp., 5.875%, 01/14/38		2,300,000	2,477,047
GMAC, Inc., 7.500%, 12/31/13		1,500,000	1,548,750
Goldman Sachs Group, Inc., 5.950%, 01/18/18		4,800,000	5,053,464
Goldman Sachs Group, Inc., 6.150%, 04/01/18		2,000,000	2,138,290
Goldman Sachs Group, Inc., 6.250%, 09/01/17		3,200,000	3,464,438
Groupe BPCE SA, 2.375%, 10/04/13 (a)		400,000	394,687

The accompanying notes are an integral part of these financial statements.

9

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Principal Amount	Principal Amount
		Principal Amount	Value
Financials—23.4% (continued)
HSBC Bank PLC, 2.000%, 01/19/14 (a)[5]		$800,000	$801,508
HSBC Holdings PLC, 6.500%, 05/02/36		800,000	853,567
HSBC Holdings PLC, 6.500%, 09/15/37		900,000	954,241
ING Bank NV, 1.169%, 03/30/12 (12/30/11) (a)[1]		10,800,000	10,792,613
International Lease Finance Corp., 5.750%, 05/15/16		300,000	283,321
International Lease Finance Corp., 5.875%, 05/01/13		400,000	400,000
International Lease Finance Corp., 6.375%, 03/25/13		400,000	403,000
International Lease Finance Corp., 6.750%, 09/01/16 (a)		800,000	827,000
International Lease Finance Corp., MTN, 5.250%, 01/10/13		400,000	398,000
International Lease Finance Corp., MTN, 5.400%, 02/15/12		1,500,000	1,503,750
Intesa Sanpaolo SpA, 2.708%, 02/24/14 (11/25/11) (a)[1]		1,700,000	1,552,532
JPMorgan Chase & Co., 3.150%, 07/05/16		5,800,000	5,816,112
JPMorgan Chase & Co., 6.000%, 01/15/18		1,600,000	1,792,709
JPMorgan Chase & Co., EMTN, 1.786%, 09/26/13 (12/28/11)[1]	EUR	200,000	271,861
JPMorgan Chase Bank, NA, 0.668%, 06/13/16 (12/13/11)[1]		1,300,000	1,179,858
JPMorgan Chase Bank, NA, 5.375%, 09/28/16	GBP	4,500,000	7,561,763
JPMorgan Chase Capital, 6.550%, 09/29/36		400,000	412,787
KfW, 2.000%, 09/07/16	EUR	1,800,000	2,522,356
LBG Capital No.1 PLC, Series 8, 7.869%, 08/25/20[3,4,5]	GBP	2,300,000	3,106,459
LeasePlan Corp. NV, 3.125%, 02/10/12	EUR	1,300,000	1,811,695
Lehman Brothers Holdings, Inc., 0.000%, 10/22/08*2,6		3,900,000	979,875
Lehman Brothers Holdings, Inc., 0.000%, 12/23/08*2,6		200,000	50,250
Lehman Brothers Holdings, Inc., 0.000%, 04/03/09*2,6		4,700,000	1,180,875
Lehman Brothers Holdings, Inc., 0.000%, 11/16/09*2,6		1,200,000	301,500
Lehman Brothers Holdings, Inc., 0.000%, 05/25/10*2,6		1,000,000	251,250
Lehman Brothers Holdings, Inc., 0.000%, 07/18/11*2,6		1,700,000	427,125
Lehman Brothers Holdings, Inc., 0.000%, 01/24/13*2,6		2,000,000	522,500
Lehman Brothers Holdings, Inc., 0.000%, 05/02/18*2,6		600,000	157,500
Lloyds Banking Group Capital No. 1 PLC, 8.500%, 12/29/49 (a)[3,4]		400,000	274,000
Lloyds TSB Bank PLC, 6.350%, 10/29/49[3,4]	EUR	1,800,000	1,743,462
Merrill Lynch & Co., Inc., 6.400%, 08/28/17		3,400,000	3,451,456
Merrill Lynch & Co., Inc., EMTN, 1.052%, 02/21/12 (11/21/11)[1]	GBP	3,000,000	4,774,709
MetLife, Inc., 6.400%, 12/15/36		800,000	789,870
Morgan Stanley, 5.950%, 12/28/17		1,800,000	1,817,811
Morgan Stanley, 6.250%, 08/28/17		1,000,000	1,040,101
Morgan Stanley, 7.300%, 05/13/19		200,000	214,933
Morgan Stanley, GMTN, 2.944%, 05/14/13 (11/14/11)[1]		1,200,000	1,187,147
MUFG Capital Finance, Ltd., 6.299%, 07/29/49[3,4]	GBP	400,000	620,649
National Australia Bank, Ltd., 5.350%, 06/12/13 (a)		1,500,000	1,588,024
Nationwide Building Society, 6.250%, 02/25/20 (a)		1,800,000	1,873,087
Nordea Bank AB, 2.125%, 01/14/14 (a)		400,000	399,849
Pacific LifeCorp, 6.000%, 02/10/20 (a)		400,000	436,689
Principal Life Income Funding Trust, 5.300%, 04/24/13		1,500,000	1,591,077
Principal Life Income Funding Trust, 5.550%, 04/27/15		2,300,000	2,476,939

The accompanying notes are an integral part of these financial statements.

10

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Principal Amount	Principal Amount
		Principal Amount	Value
Financials—23.4% (continued)
Qatari Diar Finance “Q.S.C.”, 3.500%, 07/21/15		$900,000	$940,500
Resona Bank Ltd., 5.850%, 04/15/49 (a)[3,4]		500,000	502,970
Royal Bank of Scotland Group PLC, 2.625%, 05/11/12 (a)		2,500,000	2,527,612
Royal Bank of Scotland Group PLC, 3.950%, 09/21/15		900,000	888,020
Royal Bank of Scotland Group PLC, 4.875%, 08/25/14 (a)		200,000	204,107
Royal Bank of Scotland Group PLC, 6.990%, 10/29/49 (a)[3]		2,600,000	1,833,000
Santander SA US Debt Unipersonal, 1.169%, 03/30/12 (12/30/11) (a)[1]		8,100,000	8,084,156
Santander SA US Debt Unipersonal, 2.991%, 10/07/13 (a)		3,700,000	3,582,225
Santander UK PLC, EMTN, 1.806%, 10/10/17 (01/10/12)[1]	EUR	4,100,000	4,726,074
SLM Corp., EMTN, Series 21, 3.125%, 09/17/12	EUR	1,100,000	1,503,169
SLM Corp., MTN, 6.250%, 01/25/16		300,000	300,275
State Bank of India, 4.500%, 07/27/15 (a)		2,900,000	2,949,665
State Street Capital, 1.347%, 06/15/37 (12/15/11)[1]		300,000	211,448
State Street Capital Trust III, 5.337%, 03/15/42[3,4]		2,000,000	2,004,600
Stone Street Trust, 5.902%, 12/15/15 (a)		2,800,000	2,663,161
Sumitomo Mitsui Banking Corp., 1.950%, 01/14/14 (a)		1,000,000	1,012,026
Swedbank AB, 3.625%, 12/02/11	EUR	200,000	277,176
Temasek Financial I, Ltd., 4.300%, 10/25/19 (a)		900,000	975,357
TransCapitalInvest, Ltd., 8.700%, 08/07/18 (a)		600,000	735,750
UBS AG, 5.750%, 04/25/18		1,300,000	1,376,943
UBS AG, 5.875%, 12/20/17		1,400,000	1,534,618
UBS AG, MTN, 1.403%, 02/23/12 (11/23/11)[1]		4,400,000	4,411,273
UBS AG/Stamford CT, Series FRN, 1.425%, 01/28/14 (01/30/12)[1]		300,000	293,887
USB Capital, 3.500%, 03/29/49[3,4]		300,000	218,589
Vnesheconombank, 5.450%, 11/22/17 (a)[5]		400,000	407,000
Wachovia Corp., 5.750%, 02/01/18		4,400,000	5,003,592
Wachovia Corp., MTN, 0.619%, 08/01/13 (02/01/12)[1]		300,000	297,228
Wells Fargo & Co., Series K, 7.980%, 02/28/49[3,4,5]		21,200,000	22,790,000
Westpac Banking Corp., 3.585%, 08/14/14 (a)		5,400,000	5,767,643
Total Financials			289,878,513
Industrials—7.9%
Altria Group, Inc., 9.700%, 11/10/18		1,200,000	1,615,009
Amgen, Inc., 6.150%, 06/01/18		4,900,000	5,948,664
AstraZeneca PLC, 5.900%, 09/15/17		800,000	971,631
AT&T, Inc., 4.950%, 01/15/13		1,700,000	1,783,291
AT&T, Inc., 5.500%, 02/01/18		1,700,000	1,977,074
AT&T, Inc., 6.300%, 01/15/38		1,200,000	1,447,108
Caterpillar, Inc., 0.468%, 05/21/13 (11/21/11)[1,5]		4,200,000	4,202,087
Codelco, Inc., 6.150%, 10/24/36 (a)[5]		300,000	358,540
Comcast Corp., 5.875%, 02/15/18		600,000	698,086
Comcast Corp., 6.450%, 03/15/37		600,000	719,737
Corp Nacional del Cobre de Chile, 7.500%, 01/15/19 (a)		1,500,000	1,897,782
Corporacion Geo S.A.B. de C.V., 8.875%, 09/25/14 (a)		3,000,000	3,000,000
GAZ Capital, 6.212%, 11/22/16 (a)		400,000	433,000

The accompanying notes are an integral part of these financial statements.

11

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Principal Amount	Principal Amount
		Principal Amount	Value
Industrials—7.9% (continued)
GAZ Capital, 8.625%, 04/28/34		$5,500,000	$6,875,000
Gerdau SA, 5.750%, 01/30/21 (a)		400,000	399,000
Hewlett-Packard Co., 0.588%, 05/24/13 (11/25/11)[1]		4,900,000	4,858,468
IBM Corp., 5.700%, 09/14/17		9,000,000	10,925,262
NGPL Pipeco LLC, 6.514%, 12/15/12 (a)		1,800,000	1,872,173
Noble Group, 4.875%, 08/05/15 (a)		1,000,000	992,500
Novatek Finance, Ltd., 5.326%, 02/03/16 (a)		400,000	415,000
Odebrecht Drilling VIII/IX, Ltd., 6.350%, 06/30/21 (a)		400,000	422,000
Peabody Energy Corp., 7.875%, 11/01/26		700,000	775,250
Petrobras International Finance Corp., 3.875%, 01/27/16		3,300,000	3,409,893
Petrobras International Finance Corp., 5.875%, 03/01/18		2,300,000	2,484,000
Petroleos Mexicanos, 8.000%, 05/03/19		5,100,000	6,413,250
Philip Morris International, Inc., 5.650%, 05/16/18		1,000,000	1,188,850
Qtel International Finance, Ltd., 4.750%, 02/16/21 (a)		200,000	204,500
Ras Laffan Liquefied Natural Gas Co., Ltd., 5.298%, 09/30/20 (a)		793,080	860,492
Rohm & Haas Holdings, 6.000%, 09/15/17		1,100,000	1,251,842
Sydney Airport Finance Co., Proprietary Ltd., 5.125%, 02/22/21 (a)		300,000	306,096
Tennessee Gas Pipeline Co., 7.000%, 10/15/28		6,145,000	7,086,574
Time Warner, Inc., 5.875%, 11/15/16		1,200,000	1,391,341
TNK-BP Finance SA, 6.125%, 03/20/12 (a)		400,000	406,040
Total Capital SA, 4.450%, 06/24/20		500,000	562,103
Transocean, Inc., Series B, 1.500%, 12/15/37 [7]		6,800,000	6,817,000
United Airlines, Inc., 10.400%, 11/01/16		454,560	502,289
UnitedHealth Group, Inc., 4.875%, 02/15/13		1,600,000	1,674,907
Vale Overseas, Ltd., 6.250%, 01/23/17		500,000	561,875
Vale Overseas, Ltd., 6.875%, 11/21/36		500,000	573,150
Verizon Wireless Capital LLC, 5.250%, 02/01/12		9,300,000	9,402,560
Total Industrials			97,683,424

Utilities—0.5%
AES Corp., The, 7.375%, 07/01/21 (a)[5]		200,000	215,000
Enel Finance International NV, 6.800%, 09/15/37 (a)		1,800,000	1,735,013
ENN Energy Holdings, Ltd., 6.000%, 05/13/21 (a)		200,000	212,581
Entergy Corp., 3.625%, 09/15/15		2,200,000	2,222,902
Majapahit Holding, B.V., 7.750%, 01/20/20		700,000	816,375
NRG Energy, Inc., 8.250%, 09/01/20		1,500,000	1,560,000
Tokyo Electric Power Co., 1.500%, 05/30/14	JPY	1,000,000	10,148
Tokyo Electric Power Co., 1.850%, 07/28/14	JPY	7,000,000	70,459
Total Utilities			6,842,478
Total Corporate Bonds and Notes (cost $388,671,753)			394,404,415
Foreign Government and Agency Obligations—4.2%
Banco Nacional de Desenvolvimento Economico e Social Notes, 4.125%, 09/15/17 (a)	EUR	400,000	541,071
Brazil Notas do Tesouro Nacional Notes, Series F, 10.000%, 01/01/13	BRL	4,000	23,964
Brazil Notas do Tesouro Nacional Notes, Series F, 10.000%, 01/01/14	BRL	4,000	23,722

The accompanying notes are an integral part of these financial statements.

12

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Principal Amount	Principal Amount
		Principal Amount	Value
Brazil Notas do Tesouro Nacional Notes, Series F, 10.000%, 01/01/17	BRL	165,400	$941,648
British Columbia Bonds, Province of, 4.300%, 06/18/42	CAD	300,000	326,989
Canada Government Bonds, 3.250%, 06/01/21	CAD	2,500,000	2,706,922
Canada Government Bonds, 3.750%, 06/01/19	CAD	600,000	673,619
Canada Government Bonds, 4.250%, 06/01/18	CAD	200,000	230,375
Canada Government Bonds, 4.500%, 06/01/15	CAD	100,000	111,375
Canada Government Notes, 2.750%, 09/01/16	CAD	2,800,000	2,964,755
Canada Government Notes, 3.000%, 12/01/15	CAD	800,000	852,450
Canada Housing Trust Bonds, 3.350%, 12/15/20 (a)	CAD	2,600,000	2,737,962
Canada Housing Trust Bonds, 3.800%, 06/15/21 (a)	CAD	1,600,000	1,739,301
Canada Housing Trust Notes, 2.750%, 12/15/15 (a)	CAD	1,300,000	1,359,552
Export-Import Bank of China Notes, The, 4.875%, 07/21/15 (a)		$300,000	320,478
Export-Import Bank of Korea Bonds, The, 4.000%, 01/29/21		400,000	390,679
Export-Import Bank of Korea Notes, The, 5.125%, 06/29/20		700,000	745,090
Export-Import Bank of Korea Notes, The, 8.125%, 01/21/14		1,000,000	1,116,051
Italy Treasury Bonds, Series CPI, 2.100%, 09/15/21	EUR	2,799,846	3,049,442
Italy Treasury Notes, Series CPI, 2.100%, 09/15/16	EUR	307,398	378,609
Korea Development Bank Notes, The, 4.375%, 08/10/15		3,500,000	3,648,148
Korea Finance Corp. Notes, 3.250%, 09/20/16		800,000	789,440
Korea Housing Finance Corp. Notes, 4.125%, 12/15/15 (a)		500,000	519,021
Mexican Notes, 6.000%, 06/18/15	MXN	10,000,000	781,252
Mexico Government International Bonds, 6.050%, 01/11/40		800,000	942,000
Ontario Bonds, Province of, 4.000%, 06/02/21	CAD	3,900,000	4,169,078
Ontario Bonds, Province of, 4.200%, 06/02/20	CAD	2,300,000	2,510,006
Ontario Bonds, Province of, 4.300%, 03/08/17	CAD	1,300,000	1,443,584
Ontario Bonds, Province of, 4.400%, 06/02/19	CAD	1,400,000	1,555,176
Ontario Bonds, Province of, 4.700%, 06/02/37	CAD	2,600,000	2,950,240
Ontario Bonds, Province of, MTN, 4.600%, 06/02/39	CAD	700,000	788,045
Ontario Bonds, Province of, MTN, 5.500%, 06/02/18	CAD	400,000	471,721
Ontario Notes, Province of, 1.375%, 01/27/14		1,400,000	1,416,159
Ontario Notes, Province of, 3.000%, 07/16/18		400,000	414,643
Ontario Notes, Province of, 4.200%, 03/08/18	CAD	200,000	220,834
Panama Government Bonds, 7.250%, 03/15/15		200,000	232,000
Quebec Bonds, Province of, 4.250%, 12/01/21	CAD	2,600,000	2,811,130
Quebec Bonds, Province of, 4.500%, 12/01/16	CAD	100,000	111,828
Quebec Bonds, Province of, 4.500%, 12/01/17	CAD	100,000	111,921
Quebec Bonds, Province of, MTN, 4.500%, 12/01/18	CAD	500,000	558,570
Russian Government Notes, 3.625%, 04/29/15		200,000	204,000
Societe Financement de L’Economie Francaise Bonds, 0.603%, 07/16/12 (01/17/12) (a)[1]		1,000,000	1,002,650
Spain Government Bonds, 4.650%, 07/30/25	EUR	1,000,000	1,212,052
United Kingdom Gilt Bonds, 4.250%, 09/07/39	GBP	200,000	371,331
United Kingdom Gilt Bonds, 4.250%, 12/07/40	GBP	400,000	743,837
United Kingdom Gilt Bonds, 4.250%, 12/07/46	GBP	100,000	189,032
Total Foreign Government and Agency Obligations (cost $50,446,932)			51,401,752

The accompanying notes are an integral part of these financial statements.

13

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Principal Amount	Principal Amount
		Principal Amount	Value
Mortgage-Backed Securities — 5.6%
American Home Mortgage Investment Trust, Series 2004-4, Class 4A, 2.245%, 02/25/45 (11/25/11)[1]		$572,703	$459,156
Arran Residential Mortgages Funding PLC, Series 2010-1A, Class A1B, 2.735%, 05/16/47 (11/16/11) (a)[1]	EUR	798,066	1,103,510
Arran Residential Mortgages Funding PLC, Series 2010-1A, Class A2B, 2.935%, 05/16/47 (11/16/11) (a)[1]	EUR	2,000,000	2,759,247
Banc of America Funding Corp., Series 2005-D, Class A1, 2.712%, 05/25/35 (11/25/11)		804,611	803,103
Bear Stearns Adjustable Rate Mortgage Trust, Series 2000-2, Class A, 3.079%, 11/25/30[4]		17,589	16,800
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1, 5.680%, 02/25/33[4]		42,887	40,827
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-1, Class 6A1, 2.730%, 04/25/33[4]		301,217	263,873
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 13A, 5.397%, 02/25/36[4]		284,912	243,421
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, 2.710%, 03/25/35 (11/25/11)[1]		8,880,333	8,276,062
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2, 2.731%, 03/25/35 (11/25/11)[1]		5,239,977	4,959,919
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2, 2.250%, 08/25/35 (11/25/11)[1]		11,408,743	10,519,551
Bear Stearns Alt-A Trust, Series 2005-4, Class 23A1, 2.588%, 05/25/35[4]		1,359,015	997,123
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1, 2.772%, 09/25/35[4]		674,561	450,345
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4, 5.700%, 06/11/50		2,800,000	3,030,978
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A2A, 2.580%, 10/25/35 (11/25/11)[1]		348,474	278,170
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1, 2.370%, 08/25/35 (11/25/11)[1]		6,307,832	5,759,031
Countrywide Alternative Loan Trust, Series 2007-OA7, Class A1A, 0.425%, 05/25/47 (11/25/11)[1]		1,321,368	701,388
Countrywide Home Loans, Inc., Series 2005-HYB9, Class 3A2A, 2.595%, 02/20/36 (11/20/11)[1]		400,523	294,471
European Loan Conduit, Series 25X, Class A, 1.685%, 05/15/19 (11/15/11)[1]	EUR	120,344	138,212
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A, 0.325%, 10/25/46 (11/25/11)[1]		205,423	189,936
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A1A, 0.325%, 01/25/47 (11/25/11)[1]		176,702	166,968
GS Mortgage Securities Corp., Series 2007-EOP, Class A1, 1.142%, 03/06/20 (11/07/11) (a)[1]		2,073,733	2,056,167
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1, 5.150%, 11/25/35[4]		1,230,625	1,129,475
IndyMac Index Mortgage Loan Trust, Series 2005-AR31, Class 1A1, 2.419%, 01/25/36[4]		1,522,127	841,748
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.336%, 05/15/47		2,100,000	2,223,188
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3, 4.070%, 11/15/43 (a)		2,000,000	1,986,339
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1, 5.018%, 02/25/35 (11/25/11)[1]		576,548	554,317
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A, 0.455%, 02/25/36 (11/25/11)[1]		839,756	554,734
MLCC Mortgage Investors, Inc., Series 2005-3, Class 4A, 0.495%, 11/25/35 (11/25/11)[1]		182,897	150,608
Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.809%, 12/12/49		3,000,000	3,287,724
Opera Finance PLC, Series CSC3, Class A, 1.215%, 04/25/17 (01/25/12)[1]	GBP	3,779,580	5,411,934
Prime Mortgage Trust, Series 2004-CL1, Class 1A2, 0.645%, 02/25/34 (11/25/11)[1]		161,525	150,102
Prime Mortgage Trust, Series 2004-CL1, Class 2A2, 0.645%, 02/25/19 (11/25/11)[1]		15,997	15,618
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A2, 0.494%, 07/19/35 (11/19/11)[1]		907,121	721,978
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1, 0.904%, 09/19/32 (11/19/11)[1]		359,969	298,575
Structured Asset Securities Corp., Series 2001-21A, Class 1A1, 2.273%, 01/25/32 (11/25/11)[1]		18,349	15,139
Structured Asset Securities Corp., Series 2006-11, Class A1, 2.650%, 10/25/35 (a)[4]		686,442	540,537
Thornburg Mortgage Securities Trust, Series 2006-6, Class A1, 0.355%, 11/25/46 (11/25/11)[1]		762,436	760,782
Wachovia Bank Commercial Mortgage Trust, Series 2006-WL7A, Class A1, 0.333%, 09/15/21 (11/15/11) (a)[1]		3,453,723	3,256,650
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class A1, 0.323%, 09/15/21 (11/15/11) (a)[1]		2,101,705	1,877,393
Washington Mutual Mortgage Pass-Through, Series 2002-AR1, Class 2A2, 2.018%, 02/25/31 (11/25/11)[1]		3,426	3,075
Washington Mutual Mortgage Pass-Through, Series 2002-AR17, Class 1A, 1.430%, 11/25/42 (11/25/11)[1]		143,969	116,036
Washington Mutual Mortgage Pass-Through, Series 2005-AR13, Class A1A1, 0.535%, 10/25/45 (11/25/11)[1]		304,063	230,435

The accompanying notes are an integral part of these financial statements.

14

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Mortgage-Backed Securities—5.6% (continued)
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR2, Class 2A1, 2.718%, 03/25/36[4]	$1,592,093	$1,295,799
Total Mortgage-Backed Securities (cost $ 73,792,791)		68,930,444
Municipal Bonds—4.1%
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue, Taxable Build America, Series 2010 B, 8.084%, 02/15/50	1,000,000	1,346,290
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007 A-2, 5.875%, 06/01/30	1,000,000	756,120
California Infrastructure & Economic Development Bank Revenue, UCSF Neurosciences Building 19A, Taxable Build America, Series 2010 B, 6.486%, 05/15/49	1,000,000	1,144,690
California State General Obligation, 5.650%, 04/01/39	1,200,000	1,269,960
California State General Obligation, 7.500%, 04/01/34	1,300,000	1,558,492
California State General Obligation, 7.550%, 04/01/39	1,300,000	1,585,506
California State General Obligation, 7.600%, 11/01/40	1,000,000	1,229,880
California State General Obligation, 7.950%, 03/01/36	1,100,000	1,240,382
California State University Systemwide Revenue, Series 2009 A, 5.250%, 11/01/38	500,000	521,370
California State University Systemwide Revenue, Taxable Build America, Series 2010 B, 6.434%, 11/01/30	700,000	782,257
Calleguas-Las Virgenes, CA Public Financing Authority Water Revenue, Calleguas Municipal Water District, Taxable Build America, Series 2010 B, 5.944%, 07/01/40	1,000,000	1,118,740
Chicago, IL Transit Authority Sales Tax Receipts Revenue, Series 2016, 5.250%, 12/01/36	2,200,000	2,278,276
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Pension Funding, Series 2008 A, 6.300%, 12/01/21	100,000	109,450
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Pension Funding, Series 2008 A, 6.899%, 12/01/40	1,600,000	1,856,688
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Retiree Health Care, Series 2008 B, 6.300%, 12/01/21	200,000	218,900
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Retiree Health Care, Series 2008 B, 6.899%, 12/01/40	1,700,000	1,972,731
Chicago, IL Transit Authority, Sales & Transfer Tax Receipts Revenue, Taxable Build America, Series 2010 B, 6.200%, 12/01/40	1,000,000	1,074,640
Clark County, NV Airport Revenue, Taxable Direct Payment Build America, Series C, 6.820%, 07/01/45	800,000	963,192
Illinois Municipal Electric Agency Power Supply System Revenue, Series C, 6.832%, 02/01/35	800,000	852,888
Illinois State General Obligation, 4.071%, 01/01/14	1,200,000	1,235,292
Illinois State General Obligation, Taxable Build America, Series 2010-3, 6.725%, 04/01/35	400,000	419,520
Los Angeles County Public Works Financing Authority Revenue, Multiple Capital Projects I, Series 2010 B Taxable Build America, 7.488%, 08/01/33	200,000	241,554
Los Angeles County Public Works Financing Authority Revenue, Multiple Capital Projects I, Series 2010 B, Taxable Build America, 7.618%, 08/01/40	300,000	362,046
Los Angeles, CA Unified School District General Obligation, Series A-1, 4.500%, 07/01/22 (AGM Insured)[8]	3,600,000	3,781,404
Los Angeles, CA Unified School District General Obligation, Taxable Build America, Series 2010 RY, 6.758%, 07/01/34	4,000,000	4,895,120
Los Angeles, CA Wastewater System Revenue, Series 2010 A, 5.713%, 06/01/39	1,000,000	1,118,390
New Jersey State Turnpike Authority Revenue, Series 2010 A, 7.102%, 01/01/41	800,000	1,050,880
New York City Municipal Finance Authority Revenue, Water and Sewer System General Resolution, Taxable Bond America, Series 2010 GG, 5.724%, 06/15/42	5,000,000	5,899,400
New York City Municipal Finance Authority Revenue, Water and Sewer System Second General Resolution, Taxable Bond America, Series 2011 CC, 5.882%, 06/15/44	1,100,000	1,323,047

The accompanying notes are an integral part of these financial statements.

15

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Principal Amount
	Principal Amount	Value
Municipal Bonds—4.1% (continued)
New York City Municipal Finance Authority Revenue, Water and Sewer System Second General Resolution, Taxable Bond America, Series 2011 CC, 6.282%, 06/15/42	$1,100,000	$1,227,765
North Carolina Turnpike Authority State Annual Appropriation Revenue, Triangle Expressway System, Taxable Build America, Series 2009 B, 6.700%, 01/01/39	900,000	1,014,714
Public Power Generation Agency Revenue, Whelan Energy Center Unit 2, Taxable Build America,
Series 2009 A, 7.242%, 01/01/41	1,200,000	1,351,548
San Francisco Bay Area Toll Authority Subordinate Toll Bridge Revenue, Series 2010 S-1, 7.043%, 04/01/50	900,000	1,153,341
Texas State Transportation Commission Mobility Fund, Series 2005 A, 4.750%, 04/01/35	700,000	716,114
Truckee Meadows Water Authority Revenue, Series 2005 A, 5.000%, 07/01/36 (NATL-RE)[8]	200,000	202,320
University of California General Revenue, Taxable Build America, Series 2009 R, 6.270%, 05/15/31	2,500,000	2,711,900
University of California Medical Center Regents Revenue, Series 2010 H, 6.548%, 05/15/48	300,000	349,872
University of California Medical Center Regents Revenue, Series 2010 H, 6.398%, 05/15/31	200,000	227,918
Total Municipal Bonds (cost $ 44,852,906)		51,162,597
Municipal Closed-End Bond Funds—0.5%
Dreyfus Municipal Income, Inc.	37,500	356,625
DWS Municipal Income Trust[5]	55,000	695,200
Invesco Van Kampen Advantage Municipal Income Trust II	61,796	743,406
Invesco Van Kampen Trust for Investment Grade Municipals [5]	55,000	786,500
MFS Municipal Income Trust[5]	53,800	370,144
Nuveen Performance Plus Municipal Fund	55,000	789,800
Nuveen Premium Income Municipal Fund II	55,000	784,850
Nuveen Premium Income Municipal Fund IV5	55,000	701,800
Nuveen Quality Income Municipal Fund[5]	55,000	765,600
Total Municipal Closed-End Bond Funds (cost $ 6,147,228)		5,993,925

	Principal Amount	Principal Amount
	Shares
Preferred Stocks—0.8%
Bank of America Corp., Series L, 7.250%. Exercise Price $50.00, Expiration Date 12/31/49 (Financials)[7]	7,000	5,992,000
DG Funding Trust, 0.999%, 12/30/2011 (Financials) (a)[1,2]	573	4,311,593
Total Preferred Stocks (cost $ 12,745,273)		10,303,593

	Principal Amount	Principal Amount
	Principal Amount
U.S. Government and Agency Obligations—51.2%
Federal Home Loan Mortgage Corporation—7.7%
FHLMC, 0.393%, 07/15/19 to 08/15/19[1]	$3,351,757	3,346,161
FHLMC, 0.543%, 05/15/36[1]	1,072,802	1,073,351
FHLMC, 0.743%, 09/15/30[1]	36,407	36,413
FHLMC, 2.000%, 08/25/16	1,200,000	1,243,250
FHLMC, 2.500%, 05/27/16	1,200,000	1,272,050
FHLMC, 2.615%, 07/01/30[1]	2,378	2,440
FHLMC, 2.699%, 11/01/34[1]	1,581,632	1,678,833
FHLMC, 4.000%, TBA	20,000,000	20,750,000
FHLMC, 4.500%, 07/01/40	267,364	284,246
FHLMC, 4.500%, TBA	7,000,000	7,382,812
FHLMC, 4.875%, 06/13/18	1,000,000	1,189,961

The accompanying notes are an integral part of these financial statements.

16

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Principal Amount
	Principal Amount	Value
Federal Home Loan Mortgage Corporation—7.7% (continued)
FHLMC, 5.082%, 08/01/35[1]	$129,460	$138,158
FHLMC, 5.500%, 05/01/35 to 03/01/39	2,833,075	3,083,303
FHLMC, 6.000%, 02/01/38	208,852	228,567
FHLMC, 6.500%, 01/01/26 to 08/15/31	5,031,696	5,391,799
FHLMC, 7.000%, 11/15/20	16,519	17,903
FHLMC, 7.500%, 08/15/30	249,754	289,413
FHLMC Gold Pool, 5.500%, 04/01/37 to 05/01/40	23,824,113	25,784,175
FHLMC Gold Pool, 6.000%, 02/01/16 to 11/01/37	19,993,461	21,879,477
FHLMC Structured Pass Through Securities, 1.443%, 02/25/45[1]	144,687	136,682
Total Federal Home Loan Mortgage Corporation		95,208,994

Federal National Mortgage Association—29.6%
FNMA, 0.305%, 12/25/36[1]	408,830	406,784
FNMA, 0.555%, 04/25/37[1]	899,874	897,972
FNMA, 0.695%, 09/25/35[1]	1,694,148	1,698,588
FNMA, 1.431%, 07/01/44[1]	193,850	194,732
FNMA, 2.318%, 09/01/35[1]	1,212,271	1,275,360
FNMA, 2.376%, 05/25/35[1]	186,997	193,424
FNMA, 2.590%, 06/01/35[1]	2,688,411	2,835,643
FNMA, 3.330%, 11/21/21	100,000	101,250
FNMA, 3.500%, 11/01/25 to 04/01/41	37,435,840	38,124,604
FNMA, 3.662%, 05/01/36[1]	1,132,733	1,144,009
FNMA, 3.995%, 05/01/36[1]	604,001	642,368
FNMA, 4.000%, 04/01/24 to 09/01/41	35,859,632	37,369,877
FNMA, 4.000%, TBA	14,100,000	14,659,594
FNMA, 4.500%, 01/01/23 to 06/01/41	58,503,432	62,037,947
FNMA, 4.500%, TBA	116,900,000	123,640,021
FNMA, 5.000%, 04/25/33 to 03/01/35	4,858,739	5,291,144
FNMA, 5.000%, TBA	25,000,000	26,894,537
FNMA, 5.032%, 05/01/35[1]	174,915	186,389
FNMA, 5.500%, 12/01/16 to 09/01/38	6,863,536	7,478,856
FNMA, 5.500%, TBA	5,300,000	5,749,673
FNMA, 6.000%, 05/01/17 to 01/01/39	24,312,948	26,726,382
FNMA, 6.000%, TBA	6,900,000	7,561,970
FNMA, 6.500%, 11/01/35	253,856	283,708
FNMA, 7.200%, 05/25/23	511,497	575,524
FNMA Whole Loan, 6.313%, 12/25/42[4]	267,964	320,504
Total Federal National Mortgage Association		366,290,860

Government National Mortgage Association—0.5%
GNMA, 1.625%, 08/20/25[1]	20,671	21,422
GNMA, 2.125%, 11/20/26 to 11/20/29[1]	277,438	287,922
GNMA, 2.375%, 04/20/21 to 03/20/24[1]	36,357	37,643
GNMA, 3.500%, 11/15/40 to 11/20/40	1,849,531	1,920,155
GNMA, 6.500%, 06/20/28	642,694	709,288

The accompanying notes are an integral part of these financial statements.

17

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Principal Amount
	Principal Amount	Value
Government National Mortgage Association—0.5% (continued)
GNMA, 6.750%, 10/16/40[4]	$3,291,005	$3,780,962
Total Government National Mortgage Association		6,757,392
U.S. Government Obligations—13.4%
U.S. Treasury Inflation Indexed Bonds, 0.625%, 07/15/21	1,507,590	1,588,244
U.S. Treasury Inflation Indexed Bonds, 1.125%, 01/15/21	11,390,830	12,534,367
U.S. Treasury Inflation Indexed Bonds, 2.125%, 02/15/40[9,10]	25,677,225	33,769,557
U.S. Treasury Inflation Protected Securities, 1.750%, 01/15/28	648,768	767,219
U.S. Treasury Inflation Protected Securities, 2.000%, 01/15/26[10]	8,673,956	10,500,231
U.S. Treasury Inflation Protected Securities, 2.375%, 01/15/25 to 01/15/27[10]	5,964,108	7,525,576
U.S. Treasury Inflation Protected Securities, 2.500%, 01/15/29[10]	4,220,320	5,532,578
U.S. Treasury Inflation Protected Securities, 3.875%, 04/15/29	2,204,704	3,386,805
U.S. Treasury Notes, 1.375%, 09/30/18[9,10]	27,600,000	27,207,556
U.S. Treasury Notes, 1.500%, 08/31/18[9]	63,600,000	63,321,750
U.S. Treasury Notes, 3.375%, 11/15/19	500,000	558,633
Total U.S. Government Obligations		166,692,516
Total U.S. Government and Agency Obligations (cost $ 623,246,717)		634,949,762

	Principal Amount	Principal Amount
	Notional Amount
Purchased Swaptions—0.0%#
1-Year Interest Rate Swap (Call), Counterparty RBS, Receive Floating 3-Month USD-LIBOR, Exercise Rate 1.250%, Expiration 04/30/12 (cost $ 68,270)	17,300,000	124,324

	Principal Amount	Principal Amount	Principal Amount
		Principal Amount
Short-Term Investments—27.2%
Certificates of Deposit—0.1%
Itau Unibanco SA, 1.430%, 12/05/11[11]		1,100,000	1,098,812
Commercial Paper—3.1%
Kells Funding LLC, 0.270%, 11/01/11[11]		27,100,000	27,100,000
Kells Funding LLC, 0.270%, 11/02/11[11]		11,300,000	11,299,887
Total Commercial Paper			38,399,887
Japan Treasury Bills—13.3%
Japan Treasury Bills, Series 212, 0.141%, 11/07/11[11]	JPY	1,060,000,000	13,558,346
Japan Treasury Bills, Series 214, 0.130%, 11/14/11[11]	JPY	6,930,000,000	88,639,203
Japan Treasury Bills, Series 232, 0.104%, 01/30/12[11]	JPY	4,940,000,000	63,171,656
Total Japan Treasury Bills			165,369,205
Repurchase Agreements—9.5%
Morgan Stanley & Co., LLC, dated 10/28/11, due 11/01/11, 0.09%, total to be received $44,300,111, (collateralized by $45,780,953 U.S. Treasury Notes, 2.625%, 08/15/20)		44,300,000	44,300,000
TD Securities (USA) LLC, dated 10/31/11, due 11/02/11, 0.10%, total to be received $73,200,203, (collateralized by $74,855,691 U.S. Treasury Notes, 1.375%, 09/15/12)		73,200,000	73,200,000
Total Repurchase Agreements			117,500,000

The accompanying notes are an integral part of these financial statements.

18

Managers PIMCO Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Principal Amount
	Principal Amount	Value
U.S. Treasury Bills—0.1%
U.S. Treasury Bills, 0.003%, 01/19/12[9,11]	$300,000	$299,992
U.S. Treasury Bills, 0.023%, 03/08/12[9,11]	10,000	9,999
U.S. Treasury Bills, 0.038%, 04/05/12[9,11]	260,000	259,958
Total U.S. Treasury Bills		569,949

	Principal Amount	Principal Amount
	Shares
Other Investment Companies—1.1%
BNY Mellon Overnight Government Fund, 0.100%[12,13]	10,422,607	10,422,607
Dreyfus Cash Management Fund, Institutional Class Shares, 0.056%[10,13]	3,374,096	3,374,096
Total Other Investment Companies		13,796,703
Total Short-Term Investments (cost $339,460,198)		336,734,556
Total Investments—127.7% (cost $1,567,784,289)		1,582,941,339
Other Assets, less Liabilities—(27.7)%		(343,800,194)
Net Assets—100.0%		$1,239,141,145

The accompanying notes are an integral part of these financial statements.

19

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments previously presented in this report.

Note: Based on the cost of investments of $1,569,438,782 for Federal income tax purposes at October 31, 2011, the aggregate gross unrealized appreciation and depreciation were $45,094,494 and $31,591,937, respectively, resulting in net unrealized appreciation of investments of $13,502,557.

*	Non-income-producing security.

#	Rounds to less than 0.1%.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2011, the value of these securities amounted to $126,932,518, or 10.2% of net assets.

[1]	Floating Rate Security. The rate listed is as of October 31, 2011. Date in parentheses represents the security’s next coupon rate reset.

[2]

Illiquid Security. A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities.

[3]	Perpetuity Bond. The date shown is the final call date.

[4]	Variable Rate Security. The rate listed is as of October 31, 2011, and is periodically reset subject to terms and conditions set forth in the debenture.

[5]	Some or all of these securities, amounting to a market value of $10,275,716, or 0.8% of net assets, were out on loan to various brokers.

[6]	Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.

[7]

Convertible Security. A corporate bond or preferred stock, usually a junior debenture, that can be converted, at the option of the holder, for a specific number of shares of the company’s preferred stock or common stock. Convertible Bonds and Convertible Preferred Stocks at October 31, 2011, amounted to $6,817,000, or 0.6% of net assets, and $5,992,000, or 0.5% of net assets, respectively.

[8]	Securities in the portfolio backed by insurance of financial institutions and financial guaranty assurance agencies amounted to $3,983,724, or 0.3% of net assets.

[9]	Collateral segregated with brokers for swap contracts, amounting to a market value of $3,809,872, or 0.3% of net assets.

[10]	Some or all of this security is held as collateral for futures contracts, amounting to a market value of $2,852,169, or 0.2% of net assets.

[11]	Represents yield to maturity at October 31, 2011.

[12]	Collateral received from brokers for securities lending was invested in this short-term investment.

[13]	Yield shown represents the October 31, 2011, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

Investments Definitions and Abbreviations:

AGM:	Assured Guaranty Municipal Corp.
EMTN:	European Medium Term Note
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Corp.
GMTN:	Global Medium Term Note
GNMA:	Government National Mortgage Association
LIBOR:	London Interbank Offered Rate
MTN:	Medium Term Note
NATL-RE:	National Public Finance Guarantee Corp.
RBS:	Royal Bank of Scotland
TBA:	To Be Announced

Currency Abbreviations have been used throughout the portfolio to indicate amounts shown in currencies other than the U.S. dollar (USD):

BRL:	Brazilian Real
CAD:	Canadian Dollar
EUR:	Euro
GBP:	British Pound
JPY:	Japanese Yen
MXN:	Mexican Peso

The accompanying notes are an integral part of these financial statements.

20

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Fund’s net assets by the above fair value hierarchy levels as of October 31, 2011: (See Note 1 (a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers PIMCO Bond Fund
Investments in Securities
Asset-Backed Securities	—	$27,830,721	—	$27,830,721
Bank Loan Obligations	—	1,105,250	—	1,105,250
Corporate Bonds and Notes†	—	394,404,415	—	394,404,415
Foreign Government and Agency Obligations	—	51,401,752	—	51,401,752
Mortgage-Backed Securities	—	68,930,444	—	68,930,444
Municipal Bonds	—	51,162,597	—	51,162,597
Municipal Closed-End Bond Funds	$5,993,925	—	—	5,993,925
Preferred Stocks	—	10,303,593	—	10,303,593
U.S. Government and Agency Obligations†	—	634,949,762	—	634,949,762
Purchased Swaptions	—	124,324	—	124,324
Short-Term Investments
Certificates of Deposit	—	1,098,812	—	1,098,812
Commercial Paper	—	38,399,887	—	38,399,887
Japan Treasury Bills	—	165,369,205	—	165,369,205
Repurchase Agreements	—	117,500,000	—	117,500,000
U.S. Treasury Bills	—	569,949	—	569,949
Other Investment Companies	13,796,703	—	—	13,796,703

Total Investments in Securities	$19,790,628	$1,563,150,711	—	$1,582,941,339

TBA Sale Commitments	—	($37,531,181)	—	($37,531,181)

Financial Derivative Instruments-Assets††
Credit Contracts	—	$1,242,221	—	$1,242,221
Foreign Exchange Contracts	—	3,268,285	—	3,268,285
Interest Rate Contracts	$5,381,850	9,476,910	—	14,858,760

	5,381,850	13,987,416	—	19,369,266

Financial Derivative Instruments-Liabilities††
Credit Contracts	—	(1,806,001)	—	(1,806,001)
Equity Contracts	—	(12,630)	—	(12,630)
Foreign Exchange Contracts	—	(7,603,977)	—	(7,603,977)
Interest Rate Contracts	(32,677)	(449,204)	—	(481,881)

	(32,677)	(9,871,812)	—	(9,904,489)

Total Financial Derivative Instruments	$5,349,173	$4,115,604	—	$9,464,777

†	All corporate bonds and notes and U.S. government and agency obligations held in the Fund are level 2 securities. For a detailed breakout of the corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Schedule of Portfolio Investments.

††	Derivative instruments, such as futures, options, forwards and swap contracts, are not reflected in the Schedule of Portfolio Investments. Futures, forwards and swap contracts are valued at the unrealized appreciation/depreciation of the instrument and options are shown at value.

As of October 31, 2011, the Fund had no significant transfers between Level 1 and Level 2 from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

21

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

The following schedule is the fair value of derivative instruments at October 31, 2011:

Derivatives not accounted for as hedging instruments	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Unrealized appreciation on swaps	$1,213,853	Unrealized depreciation on swaps	$1,806,001
Credit contracts	—	—	Options written	6,004
Equity contracts	—	—	Options written	172,658
Interest rate contracts	Investments, at value (purchased swaptions)	124,324	—	—
Interest rate contracts	Unrealized appreciation on swaps	6,603,096	Unrealized depreciation on swaps	368,163
Interest rate contracts	—	—	Options written	1,555,791
Interest rate contracts	Variation margin receivable*	953,518	Variation margin payable*	5,950
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	3,268,285	Unrealized depreciation on foreign currency contracts	7,603,977

Totals		$12,163,076		$11,518,544

*	Includes only the October 31, 2011 futures variation margin. Prior futures variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

For the year ended October 31, 2011, the effect of derivative instruments on the Statement of Operations and the amount of realized gain/(loss) on derivatives recognized in income were as follows:

Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Options	Swaps	Total

Credit contracts	—	—	—	$520,362	$520,362
Foreign exchange contracts	—	($7,771,032)	—	—	(7,771,032)
Interest rate contracts	$5,303,466	—	($1,975,093)	(16,980,788)	(13,652,415)

Totals	$5,303,466	($7,771,032)	($1,975,093)	($16,460,426)	($20,903,085)

The change in unrealized gain/(loss) on derivatives recognized in income were as follows:

	$5,303,466	$5,303,466	$5,303,466	$5,303,466	$5,303,466
Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Options	Swaps	Total

Credit contracts	—	—	$28,368	($2,354,470)	($2,326,102)
Equity contracts	—	—	(12,630)	—	(12,630)
Foreign exchange contracts	—	($2,195,136)	—	—	(2,195,136)
Interest rate contracts	$4,236,387	—	399,677	4,681,857	9,317,921

Totals	$4,236,387	($2,195,136)	$415,415	$2,327,387	$4,784,053

At October 31, 2011, the Fund had the following TBA sale commitments:

(See Note 1 (k) in the Notes to the Financial Statements.)

Principal Amount	Security	Current Liability
$36,000,000	FNMA, 3.500%, 11/01/40	$36,596,250
900,000	GNMA, 3.500%, 09/21/41	934,931

Total		$37,531,181

The accompanying notes are an integral part of these financial statements.

22

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

At October 31, 2011, the Fund had the following futures contracts:

(See Note 9 in the Notes to the Financial Statements.)

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
90-Day Eurodollar	5,169	Long	12/19/11 to 03/17/14	$5,196,601
U.S. Treasury 5-Year Note	212	Long	12/30/11	89,916
U.S. Treasury 10-Year Note	99	Long	12/20/11	(32,677)

Total				$5,253,840

At October 31, 2011, the Fund had the following swap contracts:

(See Note 10 in the Notes to the Financial Statements.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Counterparty	Maturity	Currency	Notional Amount	Net Premiums Paid/(Received)	Unrealized Gain/(Loss)

	Interest Rate Swaps
Pay	1-Year BRL-CDI	10.61%	HSBC	01/02/12	BRL	1,400,000	—	$6,170
Pay	1-Year BRL-CDI	11.67%	MSC	01/02/14	BRL	900,000	$702	7,836
Pay	1-Year BRL-CDI	11.76%	CS	01/02/12	BRL	1,700,000	305	18,500
Pay	1-Year BRL-CDI	11.85%	UBS	01/02/13	BRL	9,100,000	—	76,383
Pay	1-Year BRL-CDI	11.95%	RBS	01/02/13	BRL	5,800,000	2,854	70,801
Pay	1-Year BRL-CDI	11.98%	MLC	01/02/12	BRL	5,800,000	—	132,097
Pay	1-Year BRL-CDI	12.07%	JPM	01/02/13	BRL	13,700,000	13,005	193,882
Pay	1-Year BRL-CDI	12.07%	UBS	01/02/13	BRL	4,900,000	4,535	92,023
Pay	1-Year BRL-CDI	12.17%	JPM	01/02/13	BRL	38,200,000	60,105	749,217
Pay	1-Year BRL-CDI	12.25%	UBS	01/02/14	BRL	7,000,000	10,237	165,169
Pay	1-Year BRL-CDI	12.46%	BRC	01/02/13	BRL	2,400,000	984	29,199
Pay	1-Year BRL-CDI	12.48%	CS	01/02/13	BRL	64,200,000	50,268	1,273,183
Pay	1-Year BRL-CDI	12.50%	MSC	01/02/13	BRL	5,000,000	3,184	61,476
Pay	1-Year BRL-CDI	12.55%	RBS	01/02/13	BRL	3,700,000	7,250	75,223
Pay	1-Year BRL-CDI	14.76%	HSBC	01/02/12	BRL	300,000	267	19,183
Pay	28-Day MXN TIIE	5.60%	BRC	09/06/16	MXN	61,600,000	28,739	1,372
Pay	28-Day MXN TIIE	6.35%	MSC	06/02/21	MXN	4,000,000	914	(1,619)
Pay	6-Month AUD-BBR-BBSW	5.00%	CITI	06/15/17	AUD	700,000	5,101	1,590
Pay	6-Month AUD-BBR-BBSW	5.00%	DUB	06/15/17	AUD	400,000	3,047	777
Pay	6-Month AUD-BBR-BBSW	5.00%	RBS	12/15/17	AUD	700,000	5,396	1,295
Pay	6-Month EUR-EURIBOR- Reuters	2.50%	BRC	03/21/22	EUR	3,100,000	587	(53,930)
Pay	6-Month EUR-EURIBOR- Reuters	3.00%	BRC	09/21/21	EUR	3,600,000	32,953	172,865

The accompanying notes are an integral part of these financial statements.

23

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Counterparty	Maturity	Currency	Notional Amount	Net Premiums Paid/(Received)	Unrealized Gain/ (Loss)
Pay	6-Month EUR-EURIBOR-Reuters	3.00%	DUB	09/21/21	EUR	1,300,000	$20,193	$54,070
Pay	6-Month EUR-EURIBOR-Reuters	3.00%	DUB	03/21/22	EUR	5,200,000	85,761	140,518
Pay	6-Month EUR-EURIBOR-Reuters	3.00%	MSC	03/21/22	EUR	5,200,000	119,006	107,273
Pay	6-Month EUR-EURIBOR-Reuters	3.50%	DUB	09/21/21	EUR	1,100,000	12,713	117,810
Pay	6-Month EUR-EURIBOR-Reuters	3.65%	CITI	09/21/21	EUR	1,400,000	1,632	190,403
Pay	6-Month EUR-EURIBOR-Reuters	3.65%	MSC	09/21/21	EUR	3,700,000	17,219	490,301
Pay	6-Month GBP-LIBOR-BBA	3.00%	BRC	03/21/22	GBP	17,200,000	21,460	437,146
Receive	1-Year BRL-CDI	10.46%	MSC	01/02/13	BRL	700,000	(158)	171
Receive	1-Year BRL-CDI	10.58%	UBS	01/02/12	BRL	1,300,000	2,658	(14,209)
Receive	1-Year BRL-CDI	10.58%	MSC	01/02/14	BRL	24,000,000	(50,434)	29,912
Receive	1-Year BRL-CDI	10.77%	UBS	01/02/14	BRL	4,300,000	(5,048)	9,696
Receive	1-Year BRL-CDI	12.20%	JPM	01/02/14	BRL	8,100,000	(577)	194,990
Receive	1-Year BRL-CDI	12.54%	BRC	01/02/12	BRL	3,400,000	(5)	111,304
Receive	1-Year BRL-CDI	12.54%	MLC	01/02/12	BRL	7,300,000	(354)	239,320
Receive	1-Year BRL-CDI	12.54%	MSC	01/02/14	BRL	4,000,000	(2,451)	74,247
Receive	1-Year-OIS-USD-FEDERAL FUNDS RATE	0.50%	GS	09/19/14	USD	3,600,000	(14,186)	26,735
Receive	1-Year-OIS-USD-FEDERAL FUNDS RATE	0.50%	MSC	09/19/13	USD	17,600,000	(19,701)	82,299
Receive	6-Month EUR-EURIBOR-Reuters	2.50%	BRC	09/21/18	EUR	1,100,000	(17,905)	44,562
Receive	6-Month EUR-EURIBOR-Reuters	2.50%	CITI	03/21/12	EUR	4,700,000	(1,636)	(79,240)
Receive	6-Month EUR-EURIBOR-Reuters	2.50%	GS	03/21/22	EUR	6,200,000	(6,608)	(100,079)
Receive	6-Month EUR-EURIBOR-Reuters	2.50%	UBS	03/21/22	EUR	7,000,000	(1,367)	(119,086)
Receive	6-Month EUR-EURIBOR-Reuters	3.50%	GS	09/21/21	EUR	8,000,000	(82,182)	1,031,826
Receive	6-Month EUR-EURIBOR-Reuters	3.50%	MSC	09/21/21	EUR	600,000	(1,252)	72,272

Totals							$307,211	$6,234,933

Pay/Receive Floating Rate	Reference Entity	Fixed Rate	Counterparty	Maturity	Rating≠≠	Currency	Notional Amount	Net Premiums Paid/(Received)	Unrealized Gain/(Loss)
	Credit Default Swaps-Sell Protection≠
Pay	CDX.EM.12 Index	5.00%	DUB	12/20/14	N/A	USD	$1,000,000	$62,187	$19,108
Pay	CDX.EM.13 Index	5.00%	BRC	06/20/15	N/A	USD	2,700,000	154,915	104,252
Pay	CDX.EM.13 Index	5.00%	CS	06/20/15	N/A	USD	1,000,000	83,125	13,002
Pay	CDX.EM.13 Index	5.00%	DUB	06/20/15	N/A	USD	5,800,000	520,489	37,044

The accompanying notes are an integral part of these financial statements.

24

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

Pay/Receive Floating Rate	Reference Entity	Fixed Rate	Counterparty	Maturity	Rating≠≠	Currency	Notional Amount	Net Premiums Paid/(Received)	Unrealized Gain/(Loss)
Pay	CDX.EM.13 Index	5.00%	JPM	06/20/15	N/A	USD	$4,600,000	$396,172	$46,010
Pay	CDX.EM.14 Index	5.00%	BRC	12/20/15	N/A	USD	800,000	50,333	32,311
Pay	CDX.EM.14 Index	5.00%	DUB	12/20/15	N/A	USD	3,900,000	401,375	1,514
Pay	CDX.EM.14 Index	5.00%	JPM	12/20/15	N/A	USD	5,700,000	635,655	(46,817)
Pay	CDX.EM.14 Index	5.00%	UBS	12/20/15	N/A	USD	300,000	32,987	(1,995)
Pay	CDX.EM.15 Index	5.00%	BRC	06/20/16	N/A	USD	600,000	61,353	4,020
Pay	CDX.EM.15 Index	5.00%	DUB	06/20/16	N/A	USD	1,000,000	119,605	(10,651)
Pay	China Government	1.00%	CITI	06/20/16	AA-	USD	1,900,000	18,808	(33,646)
Pay	China Government	1.00%	DUB	06/20/16	AA-	USD	400,000	2,060	(6,129)
Pay	China Government	1.00%	DUB	09/20/16	AA-	USD	500,000	4,406	(8,311)
Pay	China Government	1.00%	GS	09/20/16	AA-	USD	100,000	510	(1,527)
Pay	China Government	1.00%	JPM	09/20/16	AA-	USD	500,000	2,495	(7,581)
Pay	China Government	1.00%	JPM	09/20/16	AA-	USD	400,000	1,892	(5,961)
Pay	China Government	1.00%	JPM	06/20/16	AA-	USD	800,000	7,937	(14,185)
Pay	China Government	1.00%	RBS	06/20/15	AA-	USD	1,900,000	22,583	(22,668)
Pay	China Government	1.00%	RBS	06/20/16	AA-	USD	700,000	6,789	(12,256)
Pay	Japan Government	1.00%	JPM	03/20/16	AA-	USD	1,000,000	7,438	(1,940)
Pay	Republic of Korea	1.00%	DUB	06/20/16	A	USD	400,000	174	(5,393)
Pay	Republic of Korea	1.00%	DUB	06/20/16	A	USD	300,000	196	(4,110)
Pay	United Kingdom Gilt	1.00%	CITI	12/20/16	AAA	USD	6,500,000	25,362	37,040
Pay	United Kingdom Gilt	1.00%	DUB	03/20/16	AAA	USD	400,000	6,616	(1,291)
Pay	United Kingdom Gilt	1.00%	GS	12/20/16	AAA	USD	4,300,000	12,573	28,708
Pay	United Kingdom Gilt	1.00%	JPM	03/20/15	AAA	USD	300,000	942	3,936
Pay	United Kingdom Gilt	1.00%	JPM	03/20/15	AAA	USD	400,000	1,130	5,374
Pay	United Kingdom Gilt	1.00%	JPM	06/20/15	AAA	USD	3,900,000	31,640	29,603
Pay	United Kingdom Gilt	1.00%	JPM	12/20/15	AAA	USD	1,000,000	18,540	(3,930)
Pay	United Kingdom Gilt	1.00%	MSC	06/20/16	AAA	USD	1,800,000	28,748	(7,016)
Pay	United Kingdom Gilt	1.00%	UBS	06/20/16	AAA	USD	900,000	14,374	(3,508)
Receive	Ally Financial, Inc.	5.00%	DUB	12/20/16	B+	USD	3,300,000	(87,925)	17,878
Receive	Arcelormittal	1.00%	CS	06/20/16	BBB-	USD	500,000	(22,705)	(48,944)
Receive	Brazil Federative Republic Bond	1.00%	CITI	06/20/16	BBB-	USD	7,300,000	(19,882)	(70,254)

The accompanying notes are an integral part of these financial statements.

25

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

Pay/Receive Floating Rate	Reference Entity	Fixed Rate	Counterparty	Maturity	Rating≠≠	Currency	Notional Amount	Net Premiums Paid/(Received)	Unrealized Gain/ (Loss)
Receive	Brazil Federative Republic Bond	1.00%	CS	06/20/15	BBB-	USD	$2,200,000	($39,658)	$32,723
Receive	Brazil Federative Republic Bond	1.00%	DUB	06/20/16	BBB-	USD	1,400,000	(4,292)	(12,994)
Receive	Brazil Federative Republic Bond	1.00%	JPM	09/20/15	BBB-	USD	1,400,000	(12,099)	5,074
Receive	Brazil Federative Republic Bond	1.00%	JPM	09/20/16	BBB-	USD	500,000	(2,896)	(4,632)
Receive	Brazil Federative Republic Bond	1.00%	UBS	09/20/15	BBB-	USD	1,000,000	(7,325)	2,307
Receive	Brazil Federative Republic Bond	1.52%	MSC	01/20/17	BBB-	USD	3,000,000	—	31,391
Receive	Brazil Federative Republic Bond	1.95%	MSC	08/20/16	BBB-	USD	3,500,000	—	113,035
Receive	China Government	1.00%	MSC	06/20/16	AA-	USD	10,300,000	(310,646)	230,208
Receive	French Republic Government	0.25%	BRC	09/20/16	AAA	USD	200,000	(11,736)	(1,701)
Receive	French Republic Government	0.25%	GS	06/20/16	AAA	USD	3,000,000	(70,483)	(117,237)
Receive	French Republic Government	0.25%	RBS	12/20/15	AAA	USD	1,000,000	(15,871)	(37,297)
Receive	French Republic Government	0.25%	RBS	03/20/16	AAA	USD	1,000,000	(28,695)	(29,197)
Receive	French Republic Government	0.25%	UBS	09/20/16	AAA	USD	1,000,000	(47,405)	(19,779)
Receive	General Electric Capital Corp.	1.00%	DUB	03/20/16	AA+	USD	300,000	(13,511)	(1,429)
Receive	General Electric Capital Corp.	1.00%	MSC	06/20/16	AA+	USD	700,000	(2,412)	(34,759)
Receive	Italian Republic Government	1.00%	DUB	06/20/16	A	USD	900,000	(20,864)	(97,782)
Receive	Italian Republic Government	1.00%	GS	06/20/16	A	USD	1,000,000	(17,493)	(114,335)
Receive	Italian Republic Government	1.00%	RBS	03/20/16	A	USD	5,000,000	(164,247)	(463,450)
Receive	MetLife, Inc.	1.00%	JPM	03/20/16	A-	USD	6,400,000	(130,431)	(296,749)
Receive	Mexico Government	1.00%	BRC	03/20/15	BBB	USD	700,000	(10,401)	10,092
Receive	Mexico Government	1.00%	CITI	06/20/16	BBB	USD	9,800,000	(2,367)	(111,252)
Receive	Mexico Government	1.00%	DUB	03/20/15	BBB	USD	1,100,000	(16,680)	16,194
Receive	Mexico Government	1.00%	DUB	03/20/16	BBB	USD	2,400,000	(15,221)	(6,537)
Receive	Mexico Government	1.00%	GS	06/20/16	BBB	USD	8,400,000	(278,182)	180,795
Receive	Mexico Government	1.00%	MSC	09/20/16	BBB	USD	600,000	(2,644)	(5,824)
Receive	Mexico Government	1.00%	UBS	09/20/15	BBB	USD	1,000,000	(10,951)	6,451
Receive	Republic of Indonesia	1.00%	MSC	09/20/16	BB+	USD	2,700,000	(202,456)	105,138
Receive	Republic of Indonesia	1.00%	MSC	06/20/21	BB+	USD	1,000,000	(154,532)	61,756
Receive	Republic of Indonesia	1.00%	UBS	09/20/16	BB+	USD	300,000	(4,505)	(6,308)
Receive	Republic of Kazakhstan	1.00%	DUB	03/20/16	BBB	USD	1,000,000	(25,842)	(22,030)
Receive	Spain Government	1.00%	CITI	06/20/16	AA-	USD	2,000,000	(124,628)	(63,905)

The accompanying notes are an integral part of these financial statements.

26

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

Pay/Receive Floating Rate	Reference Entity	Fixed Rate	Counterparty	Maturity	Rating≠≠	Currency	Notional Amount	Net Premiums Paid/(Received)	Unrealized Gain/(Loss)
Receive	Spain Government	1.00%	GS	06/20/16	AA-	USD	$1,000,000	($53,575)	($40,691)
Receive	U.S. Treasury Notes	0.25%	UBS	09/20/15	AA+	EUR	5,000,000	(55,524)	38,889

							Totals	$745,325	($592,148)

≠	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, or (b) pay a net settlement in the form of cash or securities equal to the notional amount of the swap less the recovery of the referenced obligation.

≠≠	The period end reference entity ratings are included in the equivalent S&P “unaudited” rating category. The reference entity rating represents the likelihood of a potential credit event on the reference entity which would result in a related payment by the Fund.

At October 31, 2011, the Fund had the following written put and call options, swaptions and inflation floors:

(See Note 10 in the Notes to the Financial Statements.)

Pay/Receive Floating rate	Description	Counterparty	Floating Rate Index	Exercise Rate	Expiration date	Notional Amount	Premium	Unrealized Gain/ (Loss)
Interest Rate Swaptions
Receive	1-Year Interest Rate Swap (Put)	RBS	3-Month USD-LIBOR	1.750%	11/19/12	$22,800,000	$86,070	$72,370
Receive	1-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	1.750%	07/11/13	89,900,000	422,136	263,475
Receive	1-Year Interest Rate Swap (Put)	RBS	3-Month USD-LIBOR	2.000%	04/30/12	34,600,000	69,200	63,632
Receive	2-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	1.200%	07/11/13	13,400,000	94,574	(10,476)
Receive	2-Year Interest Rate Swap (Put)	RBS	3-Month USD-LIBOR	2.250%	09/24/12	74,000,000	577,731	521,960
Receive	3-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	1.000%	08/13/12	4,900,000	50,348	13,618
Receive	3-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	2.750%	06/18/12	17,300,000	179,584	172,183
Receive	3-Year Interest Rate Swap (Put)	RBS	3-Month USD-LIBOR	2.750%	06/18/12	14,600,000	143,080	136,834
Receive	3-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	3.000%	06/18/12	14,000,000	152,410	148,136
Receive	3-Year Interest Rate Swap (Put)	JPM	3-Month USD-LIBOR	3.000%	06/18/12	37,200,000	376,477	365,120
Receive	3-Year Interest Rate Swap (Put)	RBS	3-Month USD-LIBOR	3.000%	06/18/12	45,100,000	415,009	401,239
Receive	5-Year Interest Rate Swap (Put)	CITI	3-Month USD-LIBOR	1.700%	08/13/12	28,300,000	488,175	44,175
Receive	5-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	1.700%	08/13/12	16,700,000	233,170	(28,837)
Receive	5-Year Interest Rate Swap (Put)	RBS	3-Month USD-LIBOR	1.700%	08/13/12	23,000,000	319,120	(41,728)
Receive	5-Year Interest Rate Swap (Put)	RBS	3-Month USD-LIBOR	3.250%	07/16/12	3,700,000	92,907	87,239
Receive	10-Year Interest Rate Swap (Put)	DUB	3-Month USD-LIBOR	10.000%	07/10/12	78,800,000	547,660	547,652

Totals							$4,247,651	$2,756,592

The accompanying notes are an integral part of these financial statements.

27

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

Pay/Receive Floating rate	Description	Counterparty	Floating Rate Index	Exercise Rate	Expiration date	Notional Amount	Premium	Unrealized Gain/(Loss)
Credit Default Swaptions
Receive	5-Year Credit Default Swap (Call)	MSC	CDX.EM.16 Index	0.800%	12/21/11	$8,600,000	$10,090	$8,978
Receive	5-Year Credit Default Swap (Call)	DUB	CDX.EM.16 Index	0.820%	12/21/11	3,900,000	5,362	4,691
Receive	5-Year Credit Default Swap (Call)	CS	CDX.EM.16 Index	0.820%	12/21/11	4,100,000	5,740	5,034
Receive	5-Year Credit Default Swap (Call)	JPM	CDX.EM.16 Index	0.840%	12/21/11	3,900,000	4,875	3,994
Receive	5-Year Credit Default Swap (Call)	MSC	CDX.EM.16 Index	1.000%	12/21/11	900,000	1,925	792
Receive	5-Year Credit Default Swap (Call)	MSC	CDX.EM.16 Index	1.500%	12/21/11	900,000	6,380	4,879

						Totals	$34,372	$28,368

Description	Counterparty	Strike Index	Expiration date	Notional Amount	Premium	Unrealized Gain/(Loss)
Inflation Floor
Inflation Floor—OTC CPURNSA Index	DUB	$215.949	03/10/20	$11,400,000	$85,500	$36,181

Description	Counterparty	Exercise Price	Expiration date	Notional Amount	Premium	Unrealized Gain/(Loss)
Swaption Straddle Options
2-Year OTC Option on 2-Year Swap Straddle vs. Forward Volatility Agreement	MLC	TBD	11/14/12	$14,700,000	$160,028	($12,630)

Description	Exercise Price	Expiration date	Number of Contracts	Premium	Unrealized Gain/(Loss)
Options on Exchange-Traded Futures
1-Year Euro-Dollar Mid-Curve Futures (Put)	$99.00	03/19/12	137	$110,745	$95,332

Transactions in written put and call options and swaptions for the fiscal year ended October 31, 2011, were as follows:

(See Note 10 in the Notes to the Financial Statements.)

		Number of Contracts	Notional Amount	Amount of Premiums
Options and swaptions outstanding at October 31, 2010		422	$516,400,000	$4,352,542
Options and swaptions written		1,112	528,200,000	3,199,051
Options and swaptions exercised/expired/closed		(1,397)	(477,900,000)	(2,913,297)

Options and swaptions outstanding at October 31, 2011	Totals	137	$566,700,000	$4,638,296

The accompanying notes are an integral part of these financial statements.

28

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

At October 31, 2011, the Fund had the following forward foreign currency contracts (in U.S. Dollars):

(See Note 8 in the Notes to the Financial Statements.)

Foreign Currency	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/ (Loss)
Brazilian Real	Long	11/03/11	BRC	$19,624,584	$20,402,411	($777,827)
Brazilian Real	Long	11/03/11	JPM	1,955,412	1,925,387	30,025
Brazilian Real	Long	01/04/12	MSC	16,869,523	16,536,850	332,673
British Pound	Long	12/08/11	GS	525,579	507,023	18,556
Canadian Dollar	Long	11/17/11	CITI	646,853	649,105	(2,252)
Chinese Yuan Renminbi	Long	11/15/11	CITI	4,437,689	4,362,755	74,934
Chinese Yuan Renminbi	Long	06/01/12	CITI	497,494	500,000	(2,506)
Chinese Yuan Renminbi	Long	11/15/11 to 06/01/12	JPM	9,681,281	9,593,880	87,401
Chinese Yuan Renminbi	Long	06/01/12	JPM	1,589,698	1,600,000	(10,302)
Chinese Yuan Renminbi	Long	06/01/12	BRC	1,109,119	1,100,000	9,119
Chinese Yuan Renminbi	Long	06/01/12	MSC	1,809,100	1,800,000	9,100
Euro	Long	01/17/12	BRC	9,451,210	9,453,629	(2,419)
Euro	Long	01/17/12	DUB	12,623,741	12,717,129	(93,388)
Euro	Long	01/17/12	RBC	226,807	225,611	1,196
Euro	Long	01/17/12	UBS	1,117,439	1,117,634	(195)
Indian Rupee	Long	11/18/11 to 07/12/12	JPM	4,868,218	5,232,434	(364,216)
Indonesian Rupiah	Long	01/31/12	CITI	1,224,770	1,206,933	17,837
Malaysian Ringgit	Long	11/10/11	CITI	2,560,997	2,557,496	3,501
Malaysian Ringgit	Long	04/23/12	JPM	2,547,908	2,592,069	(44,161)
Mexican Peso	Long	11/18/11	CITI	12,536,987	14,182,706	(1,645,719)
Mexican Peso	Long	11/18/11	DUB	108,430	123,097	(14,667)
Mexican Peso	Long	11/18/11	UBS	16,103	16,190	(87)
Philippine Peso	Long	11/15/11	DUB	309,668	300,000	9,668
Philippine Peso	Long	11/15/11	GS	205,836	200,000	5,836
Philippine Peso	Long	11/15/11	JPM	224,090	212,889	11,201
Philippine Peso	Long	11/15/11	JRC	517,965	500,000	17,965
Philippine Peso	Long	11/15/11 to 03/15/12	CITI	5,263,414	5,159,363	104,051
Philippine Peso	Long	03/15/12	MSC	1,009,657	994,236	15,421
Singapore Dollar	Long	12/09/11	CITI	5,076,095	5,283,252	(207,157)
Singapore Dollar	Long	12/09/11	CITI	505,105	502,921	2,184

The accompanying notes are an integral part of these financial statements.

29

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

Foreign Currency	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/ (Loss)
Singapore Dollar	Long	12/09/11	RBS	$1,354,796	$1,406,586	($51,790)
Singapore Dollar	Long	12/09/11	UBS	1,036,021	1,073,756	(37,735)
South African Rand	Long	01/26/12	JPM	283,632	312,593	(28,961)
South Korean Won	Long	11/14/11	JPM	12,273,422	12,779,907	(506,485)
Taiwan Dollar	Long	01/11/12	CITI	792,288	824,888	(32,600)
Brazilian Real	Short	11/03/11	BRC	2,000,000	2,024,240	(24,240)
Brazilian Real	Short	11/03/11	MSC	18,543,089	18,939,067	(395,978)
Brazilian Real	Short	11/03/11 to 01/04/12	UBS	1,900,000	1,963,068	(63,068)
Brazilian Real	Short	01/04/12	JPM	1,900,985	1,927,774	(26,789)
British Pound	Short	12/08/11	BRC	26,301,195	26,484,667	(183,472)
British Pound	Short	12/08/11	CITI	1,273,088	1,298,678	(25,590)
Canadian Dollar	Short	11/17/11	BNY	4,120,567	4,277,253	(156,686)
Canadian Dollar	Short	11/17/11	BRC	2,357,959	2,452,025	(94,066)
Canadian Dollar	Short	11/17/11	CITI	2,179,144	2,267,496	(88,352)
Canadian Dollar	Short	11/17/11	DUB	1,101,909	1,120,209	(18,300)
Canadian Dollar	Short	11/17/11	DUB	2,882,830	2,872,228	10,602
Canadian Dollar	Short	11/17/11	GS	21,265	22,063	(798)
Canadian Dollar	Short	11/17/11	GS	593,662	592,698	964
Canadian Dollar	Short	11/17/11	JPM	1,004,332	1,020,925	(16,593)
Canadian Dollar	Short	11/17/11	MSC	99,177	101,290	(2,113)
Canadian Dollar	Short	11/17/11	RBC	2,491,427	2,473,085	18,342
Canadian Dollar	Short	11/17/11	RBC	1,109,336	1,136,255	(26,919)
Euro	Short	01/17/12	JPM	77,648,320	78,978,594	(1,330,274)
Indian Rupee	Short	11/18/11	BRC	100,000	98,290	1,710
Indian Rupee	Short	11/18/11	CITI	1,300,000	1,294,807	5,193
Indian Rupee	Short	11/18/11	CITI	200,000	201,617	(1,617)
Indian Rupee	Short	11/18/11	JPM	1,300,000	1,318,244	(18,244)
Indonesian Rupiah	Short	07/02/12	GS	1,176,840	1,204,730	(27,890)
Japanese Yen	Short	11/07/11 to 01/13/12	CITI	13,731,490	13,561,449	170,041
Japanese Yen	Short	11/14/11	BRC	44,917,602	44,344,791	572,811
Japanese Yen	Short	11/14/11 to 01/30/12	DUB	60,736,545	59,921,227	815,318

The accompanying notes are an integral part of these financial statements.

30

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

Foreign Currency	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/(Loss)
Japanese Yen	Short	01/30/12	GS	$13,557,830	$13,302,541	$255,289
Japanese Yen	Short	01/30/12	JPM	15,893,141	15,602,025	291,116
Japanese Yen	Short	01/30/12	CITI	15,893,555	15,602,024	291,531
Japanese Yen	Short	01/30/12	UBS	3,254,502	3,192,699	61,803
Malaysian Ringgit	Short	11/10/11	BNY	200,000	208,222	(8,222)
Malaysian Ringgit	Short	11/10/11	BRC	900,000	925,924	(25,924)
Malaysian Ringgit	Short	11/10/11	JPM	100,000	101,082	(1,082)
Malaysian Ringgit	Short	11/10/11 to 04/23/12	CITI	3,803,678	3,873,677	(69,999)
Mexican Peso	Short	11/18/11	BNY	3,400,000	3,443,332	(43,332)
Mexican Peso	Short	11/18/11	BRC	100,000	99,655	345
Mexican Peso	Short	11/18/11	BRC	701,837	709,088	(7,251)
Mexican Peso	Short	11/18/11	CITI	100,000	99,658	342
Mexican Peso	Short	11/18/11	CITI	900,000	909,077	(9,077)
Mexican Peso	Short	11/18/11	JPM	919,195	932,128	(12,933)
Mexican Peso	Short	11/18/11	MSC	1,600,000	1,624,443	(24,443)
Mexican Peso	Short	11/18/11	UBS	3,700,000	3,748,153	(48,153)
Mexican Peso	Short	11/18/11 to 03/15/12	UBS	1,500,000	1,489,966	10,034
Philippine Peso	Short	11/15/11	BNY	1,100,000	1,124,108	(24,108)
Philippine Peso	Short	11/15/11 to 03/15/12	CITI	3,212,567	3,306,152	(93,585)
Philippine Peso	Short	11/15/11 to 03/15/12	JPM	2,200,000	2,264,355	(64,355)
Singapore Dollar	Short	12/09/11	BNY	900,000	928,872	(28,872)
Singapore Dollar	Short	12/09/11	CITI	500,000	503,876	(3,876)
Singapore Dollar	Short	12/09/11	CITI	1,100,000	1,095,554	4,446
Singapore Dollar	Short	12/09/11	CS	700,000	694,672	5,328
Singapore Dollar	Short	12/09/11	GS	300,000	297,633	2,367
Singapore Dollar	Short	12/09/11	GS	800,000	828,091	(28,091)
Singapore Dollar	Short	12/09/11	JPM	1,500,000	1,565,435	(65,435)
South African Rand	Short	01/26/12	BRC	34,634	34,821	(187)
South African Rand	Short	01/26/12	JPM	136,806	136,846	(40)
South African Rand	Short	01/26/12	JPM	112,000	111,965	35
South Korean Won	Short	11/14/11	BNY	900,000	960,279	(60,279)

The accompanying notes are an integral part of these financial statements.

31

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

Foreign Currency	Position	Settlement Date	Counterparty	Receivable Amount	Payable Amount	Unrealized Gain/ (Loss)
South Korean Won	Short	11/14/11	BRC	$821,225	$837,388	($16,163)
South Korean Won	Short	11/14/11	CITI	100,000	104,799	(4,799)
South Korean Won	Short	11/14/11	CS	3,348,819	3,622,611	(273,792)
South Korean Won	Short	11/14/11	DUB	600,000	621,869	(21,869)
South Korean Won	Short	11/14/11	JPM	4,200,000	4,485,156	(285,156)
South Korean Won	Short	11/14/11	MSC	100,000	100,035	(35)
South Korean Won	Short	11/14/11	UBS	1,500,000	1,541,286	(41,286)
Taiwan Dollar	Short	01/11/12	BRC	274,111	280,992	(6,881)
Taiwan Dollar	Short	01/11/12	MSC	500,000	511,296	(11,296)

Totals				$497,335,593	$501,671,285	($4,335,692)

The accompanying notes are an integral part of these financial statements.

32

Managers PIMCO Bond Fund

Notes to Schedule of Portfolio Investments (continued)

Counterparty Abbreviations:

BNY:	The Bank of New York Mellon
BRC:	Barclays Bank PLC
CITI:	Citigroup, Inc.
CS:	Credit Suisse
DUB:	Deutsche Bank AG
GS:	Goldman Sachs & Co.
HSBC:	HSBC Bank
JPM:	JPMorgan Chase & Co.
JRC:	Johnson Rice & Co.
MLC:	Merrill Lynch & Co., Inc.
MSC:	Morgan Stanley
RBC:	Royal Bank of Canada
RBS:	Royal Bank of Scotland Group PLC
UBS:	UBS Warburg LLC

Currency Abbreviations:

AUD:	Australian Dollar
BRL:	Brazilian Real
EUR:	Euro
GBP:	British Pound
MXN:	Mexican Peso
USD:	U.S. Dollar

Investment Abbreviations and Definitions:

BBA:	British Bankers Association
BBR:	Bankers Buying Rate
BBSW:	Bank Bill Swap Reference Rate
CDI:	Brazil Interbank Deposit Rate
CDX.EM:	Credit Derivatives Index Emerging Markets
CPURNSA:	Consumer Price All Urban Non-Seasonally Adjusted Index
EURIBOR:	Euro Interbank Offered Rate
FNMA:	Federal National Mortgage Association
LIBOR:	London Interbank Offered Rate
N/A:	No composite rating is available for this index.
OIS:	Overnight Index Swap
OTC:	Over-the-counter
TBD:	To be determined
TIIE:	Interbank Equilibrium Interest rate

The accompanying notes are an integral part of these financial statements.

33

Managers PIMCO Bond Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments at value* (including securities on loan valued at $ 10,275,716)	$1,582,941,339
Receivable for delayed delivery investments sold	56,553,318
Receivable for investments sold	7,909,536
Unrealized appreciation on swaps	7,816,949
Dividends, interest and other receivables	7,728,959
Swap premiums paid	3,293,230
Unrealized appreciation on foreign currency contracts	3,268,285
Receivable for Fund shares sold	3,120,815
Variation margin receivable	953,518
Receivable from affiliate	123,450
Prepaid expenses	19,705
Total assets	1,673,729,104
Liabilities:
Foreign currency payable	5,716,887
Payable for delayed delivery investments purchased	355,768,618
Payable for TBA sale commitments	37,531,181
Payable upon return of securities loaned	10,422,607
Unrealized depreciation on foreign currency contracts	7,603,977
Payable to brokers upon termination of futures, swaps and foreign currency contracts	5,160,000
Payable for fund shares repurchased	2,550,302
Payable for investments purchased	2,265,846
Swap premiums received	2,240,694
Unrealized depreciation on swaps	2,174,164
Options written (premiums received $ 4,638,296)	1,734,453
Dividends payable to shareholders	444,611
Variation margin payable	5,950
Accrued expenses:
Investment advisory and management fees	414,550
Administrative fees	207,275
Other	346,844
Total liabilities	434,587,959

Net Assets	$1,239,141,145
Shares outstanding	117,628,037
Net asset value, offering and redemption price per share	$10.53
Net Assets Represent:
Paid-in capital	$1,221,340,239
Undistributed net investment income	11,914,617
Accumulated net realized loss from investments, options, futures, swaps and foreign currency transactions	(18,630,953)
Net unrealized appreciation of investments, options, futures, swaps and foreign currency translations	24,517,242
Net Assets	$1,239,141,145
* Investments at cost	$1,567,784,289

The accompanying notes are an integral part of these financial statements.

34

Managers PIMCO Bond Fund

Statement of Operations

For the fiscal year ended October 31, 2011

Investment Income:
Interest income	$37,915,023
Dividend income	971,972
Securities lending fees	55,105
Total investment income	38,942,100

Expenses:
Investment advisory and management fees	4,993,137
Administrative fees	2,496,569
Transfer agent	403,652
Custodian	388,778
Professional fees	200,299
Registration fees	108,165
Reports to shareholders	108,046
Trustees fees and expenses	82,468
Insurance	44,816
Miscellaneous	12,420
Total expenses before offsets	8,838,350
Expense reimbursements	(1,586,733)
Expense reductions	(1,410)
Net expenses	7,250,207

Net investment income	31,691,893

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments, options, futures and swap transactions	1,109,754
Net realized loss on foreign currency transactions	(5,710,392)
Net change in unrealized depreciation of investments, options, futures, swaps and foreign currency transactions	(13,892,739)
Net realized and unrealized loss	(18,493,377)

Net increase in net assets resulting from operations	$13,198,516

The accompanying notes are an integral part of these financial statements.

35

Managers PIMCO Bond Fund

Statement of Changes in Net Assets

For the fiscal year ended October 31,

	2011	2010
Increase (Decrease) in Net Assets From Operations:
Net investment income	$31,691,893	$30,337,116
Net realized gain (loss) on investments, options, futures, swaps and foreign currency transactions	(4,600,638)	72,332,270
Net change in unrealized appreciation (depreciation) of investments, options, futures,swaps and foreign currency translations	(13,892,739)	27,514,704
Net increase in net assets resulting from operations	13,198,516	130,184,090

Distributions to Shareholders:
From net investment income	(41,653,175)	(37,655,274)
From net realized gain on investments	(58,243,682)	(14,261,392)
Total distributions to shareholders	(99,896,857)	(51,916,666)

From Capital Share Transactions:
Proceeds from sale of shares	382,148,534	522,015,610
Reinvestment of dividends	86,527,010	44,372,952
Cost of shares repurchased	(568,176,682)	(333,479,229)
Net increase (decrease) from capital share transactions	(99,501,138)	232,909,333

Total increase (decrease) in net assets	(186,199,479)	311,176,757

Net Assets:
Beginning of year	1,425,340,624	1,114,163,867
End of year	$1,239,141,145	$1,425,340,624
End of year undistributed net investment income	$11,914,617	$8,639,343

Share Transactions:
Sale of shares	36,035,399	48,516,222
Shares issued in connection with reinvestment of dividends and distributions	8,340,023	4,170,494
Shares repurchased	(53,544,469)	(30,911,673)
Net increase (decrease) in shares	(9,169,047)	21,775,043

The accompanying notes are an integral part of these financial statements.

36

Managers PIMCO Bond Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$11.24	$10.61	$9.85	$10.41	$10.31

Income from Investment Operations:
Net investment income	0.38	0.35	0.49	0.57	0.47
Net realized and unrealized gain (loss) on investments	(0.25)	0.73	1.44	(0.61)	0.13
Total from investment operations	0.13	1.08	1.93	(0.04)	0.60

Less Distributions to Shareholders from:
Net investment income	(0.35)	(0.32)	(0.49)	(0.52)	(0.50)
Net realized gain on investments	(0.49)	(0.13)	(0.68)	—	—
Total distributions to shareholders	(0.84)	(0.45)	(1.17)	(0.52)	(0.50)

Net Asset Value, End of Year	$10.53	$11.24	$10.61	$9.85	$10.41
Total Return[1]	1.45%	10.52%	20.62%	(0.60%)	5.96%
Ratio of net expenses to average net assets	0.58%	0.58%	0.58%	0.58%	0.60%
Ratio of net investment income to average net assets[1]	2.54%	2.38%	3.78%	4.47%	4.86%
Portfolio turnover	495%	359%	531%	431%	249%
Net assets at end of year (000’s omitted)	$1,239,141	$1,425,341	$1,114,164	$1,036,504	$1,207,072

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.71%	0.74%	0.78%	0.75%	0.77%
Ratio of net investment income to average net assets	2.41%	2.22%	3.58%	4.30%	4.69%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

37

Managers PIMCO Bond Fund

Notes to Financial Statements

October 31, 2011

1. Summary of Significant Accounting Policies

Managers Trust I (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the Managers PIMCO Bond Fund (the “Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund (the “Board”). Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Fund may use the fair value of a portfolio investment to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (“the Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. A Fund’s investment in derivative instruments traded in foreign markets (including futures contracts on equity and fixed-income securities and security indexes and options on futures contracts, securities and security indexes) are priced based on the market quotation of such instruments in their respective principal markets as of the close of regular business on the New York Stock Exchange. Under certain circumstances, the Investment Manager may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

38

Managers PIMCO Bond Fund

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. Dividends from foreign securities are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that otherwise would be charged to the Fund. For the fiscal year ended October 31, 2011, the Fund had no balance credits.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the Federal funds rate on the day of the overdraft. For the fiscal year ended October 31, 2011, overdraft fees equaled $11,977.

The Fund also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended October 31, 2011, the transfer agent expense was reduced by $1,410.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared daily and paid monthly. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended October 31, 2011 and 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary income	$80,947,984	$37,655,274
Short-term capital gains	—	14,261,392
Long-term capital gains	18,948,873	—

Totals	$99,896,857	$51,916,666

39

Managers PIMCO Bond Fund

Notes to Financial Statements (continued)

As of October 31, 2011, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$11,627,287
Undistributed ordinary income	9,034,087
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—
Post-October loss deferral	—

e. Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2008-2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Loss Carryover and Deferrals

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund’s first fiscal year subject to the Act will be the fiscal year ended October 31, 2012.

As of October 31, 2011, the Fund had accumulated net realized capital loss carryovers from security transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration date listed.

Short-Term Loss Carryover Amount	Expires October 31,
$11,627,287	2019

For the year ended October 31, 2011, the Fund did not utilize any capital loss carryovers.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2011, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the Fund as follows: two collectively own 44%. Transactions by these shareholders may have a material impact on the Fund.

h. Repurchase Agreements

The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At October 31, 2011, the market value of repurchase agreements outstanding was $117,500,000.

i. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The values of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. Foreign Securities

The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%.

40

Managers PIMCO Bond Fund

Notes to Financial Statements (continued)

The Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

k. Securities Transacted on a When Issued Basis

The Fund may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in footnote 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Investment Manager selects subadvisors for the Fund (subject to Board approval) and monitors the subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by a portfolio manager who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average net assets. The annual investment management fee rates, as a percentage of average daily net assets, for the fiscal year ended October 31, 2011, was 0.40%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.20% per annum of the Fund’s average daily net assets for this service. Prior to July 1, 2010, the Administrator was paid a fee of 0.25% per annum.

The Investment Manager has contractually agreed, through at least March 1, 2012, to waive fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest, shareholder servicing fees and distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses and extraordinary items) to 0.58% of the Fund’s average daily net assets.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed the Fund’s respective expense cap. For the fiscal year ended October 31, 2011, the Fund’s components of reimbursement available are detailed in the following chart:

Managers PIMCO Bond Fund
Reimbursement Available—10/31/10	$4,361,097
Additional Reimbursements	1,586,733
Repayments	—
Expired Reimbursements	(1,205,596)

Reimbursement Available—10/31/11	$4,742,234

Effective January 1, 2011, the aggregate annual retainer paid to each Independent Trustee of the Board is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. Prior to January 1, 2011, the aggregate annual retainer paid to each Independent Trustee of the Board was $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts received an additional payment of $15,000 per year. The Chairman of the Audit Committee received an additional payment of $5,000 per year. The Trustees’ fees and expenses are allocated among all of the funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such funds. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect

41

Managers PIMCO Bond Fund

Notes to Financial Statements (continued)

all participating funds. For the fiscal year ended October 31, 2011, the Fund borrowed from other Managers Funds varying amounts up to $58,756,875, for 4 days paying interest of $7,218. The interest amounts are included in the Statement of Operations as miscellaneous expense. For the same period, the Fund did not lend to any other Managers Funds.

3. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended October 31, 2011, were $300,838,455 and $202,187,597, respectively. Purchases and sales of U.S. Government obligations for the fiscal year ended October 31, 2011, were $6,270,757,762 and $6,737,511,024, respectively.

4. Portfolio Securities Loaned

The Fund participated in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of the Fund, entered into an agreement with BNYM and the Bank of New York Mellon Corporation (“BNYMC”) with respect to the Fund’s position in ICRF, pursuant to which (i) BNYMC would support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) and held by Series B of the ICRF, and (ii) once certain conditions were met, BNYMC would purchase the defaulted securities from the Fund. On October 17, 2011, after certifying that the Fund had met all necessary conditions, BNYMC purchased the Lehman Securities from the Fund at a predetermined price, which represented a premium over the fair market value of the Lehman Securities at that date.

5. Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warran-ties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses and expects the risk of material loss to be remote.

6. Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7. Derivative Instruments

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit risk and how derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Schedule of Portfolio Investments. The derivative instruments outstanding as of the fiscal year end as disclosed in the Statement of Assets and Liabilities and the realized and unrealized changes in gains and losses on derivative instruments during the fiscal year as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

8. Forward Foreign Currency Contracts

During the fiscal year ended October 31, 2011, the Fund invested in forward foreign currency contracts to facilitate transactions in foreign securities and to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities.

A forward foreign currency contract is an agreement between a fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

9. Futures Contracts

The Fund entered into futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated

42

Managers PIMCO Bond Fund

Notes to Financial Statements (continued)

with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

10.	Interest Rate Caps and Floors, Swap Contracts and Options

The Fund entered into over-the-counter transactions involving interest rate caps and floors, swap contracts, or purchased and written (sold) options to enter into such contracts, in order to manage its exposure to credit, currency, equity, interest rate and inflation risk.

In interest rate caps and floor agreements, one party agrees to make payments only when interest rates exceed a specified rate or “cap” or fall below a specified rate or “floor,” usually in return for payment of a fee by the other party. Interest rate caps and floors entitle the purchaser, to the extent that a specified index exceeds or falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate caps or floors.

Swap contracts represent an agreement between counterparties to exchange cash flows based on the difference between two rates applied to a notional principal amount for a specified period. The most common type of interest rate swap involves the exchange of fixed-rate cash flows for variable-rate cash flows. Swaps ordinarily do not involve the exchange of principal between the parties. Purchased options on swap contracts (“swaptions”) give the holder the right, but not the obligation, to enter into a swap contract with the counterparty which has written the option on a date, at an interest rate, and with a notional amount as specified in the swaption agreement. If the counterparty to the swap transaction defaults, the Fund will be limited to contractual remedies pursuant to the agreements governing the transaction. There is no assurance that swap or swaption contract counterparties will be able to meet their obligations under the contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund may thus assume the risk that payments owed to the Fund under a swap or swaption contract will be delayed, or not received at all. During the term of the swap agreement or swaption, unrealized gains or losses are recorded as a result of “marking to market.” When the swap agreement or swaption is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Accrued interest and interest paid are recognized as unrealized and realized gain (loss), respectively. In each of the contracts, the Fund pays a premium to the counterparty in return for the swaption. These swaptions may be exercised by entering into a swap contract with the counterparty only on the date specified in each contract. The Fund also sold credit protection through credit default swaps. Under the terms of the swaps, the seller of the credit protection receives a periodic payment amount (premium) from the buyer that is a fixed percentage amount applied to a notional principal amount. In return, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

A written option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

11.	Risks Associated with Collateralized Mortgage Obligations (“CMOs”)

The net asset value of the Fund may be sensitive to interest rate fluctuations because the Fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

12.	Dollar Roll Transactions

The Fund entered into dollar rolls in which it sells debt securities for delivery currently and simultaneously contracts to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the repurchase price (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

43

Managers PIMCO Bond Fund

Notes to Financial Statements (continued)

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds its costs.

13.	New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” ASU No. 2011-03 changes the assessment of effective control for repurchase agreements including dollar roll transactions. The new and revised accounting and disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No.2011-03 and its impact on the financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires common fair value measurement and disclosure requirements between U.S. GAAP and International Financial Reporting Standards. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

14.	Subsequent Events

The Fund has determined that no additional material events or transactions occurred through the issuance of the Fund’s financial statements, which require additional disclosure in the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2011 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Managers PIMCO Bond Fund hereby designates $0, as a capital gain distribution with respect to the taxable year ended October 31, 2011, or if subsequently determined to be different, the net capital gains of such year.

44

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust I and the Shareholders of Managers PIMCO Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers PIMCO Bond Fund (one of the series constituting Managers Trust I, hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 27, 2011

45

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 38 Funds in Fund Complex

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable

Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 38 Funds in Fund Complex

Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios);

Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 38 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, TRS Associates (1982-Present); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Streur is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. and because of his service as President of the Trust. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 38 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 38 Funds in Fund Complex	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary and Chief Legal officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Counsel, Affiliated Managers Group, Inc. (2002-Present); Senior Vice President, Affiliated Managers Group, Inc. (2010-Present); Vice President, Affiliated Managers Group, Inc. (2006-2010); Director, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust II (2000-Present); Chief Financial Officer, The Manager Funds, Managers AMG Funds and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007

Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust II (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup

Asset Management (2004-2006).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

46

Annual Renewal of Investment Advisory Agreements

On June 9-10, 2011, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for the Managers PIMCO Bond Fund (the “Fund”) and the Subadvisory Agreement for the Subadvisor of the Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (the “Peer Group”), performance information for the relevant benchmark index (the “Fund Benchmark”) and, with respect to the Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 9-10, 2011, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent, and quality of services

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisor; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain a contractual expense limitation for the Fund. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at the Subadvisor with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadvisor’s risk management processes.

Performance

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2011 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Barclays Capital U.S. Aggregate Bond Index®. The Board also took into account management’s discussion of the Fund’s performance. The Trustees concluded that the Fund’s performance has been satisfactory.

As noted above, the Board considered the Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and Investment Strategies. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Fund and its discussions with management regarding the factors that contributed to the performance of the Fund.

Advisory and Subadvisory Fees and Profitability

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing

47

Annual Renewal of Investment Advisory Agreements (continued)

search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain an expense limitation for the Fund.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to the Fund), received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of the Fund and the willingness of the Investment Manager to waive fees and pay expenses for the Fund from time to time as a means of limiting the total expenses of the Fund. The Trustees also considered management’s discussion of the current asset level of the Fund, including the effect on assets attributable to the economic and market conditions since 2008, and considered the impact on profitability of the current asset level and any future growth of assets of the Fund. The Board took into account management’s discussion of the current advisory fee structure. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for the Fund at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the fee payable by the Investment Manager to the Subadvisor, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor is not affiliated with the Investment Manager. In addition, the Trustees considered other potential benefits of the subadvisory relationship to the Subadvisor, including, among others, the indirect benefits that the Subadvisor may receive from the Subadvisor’s relationship with the Fund, including any so-called “fallout benefits” to the Subadvisor, such as reputational value derived from the Subadvisor serving as Subadvisor to the Fund, which bears the Subadvisor’s name. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the Fund, the Trustees concluded that any economies of scale being realized by the Subadvisor was not a material factor in the Trustees’ deliberations at this time.

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2011 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2012, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.58%. The Trustees also took into account management discussion of the Fund’s expenses. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees, including subadvisory fees, are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreement and the Subadvisory Agreement: (a) the Investment Manager and the Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) the Subadvisor’s Investment Strategy is appropriate for pursuing the Fund’s investment objectives; and (c) the Investment Manager and the Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 9-10, 2011, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreement for the Fund.

48

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Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

*	formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
CADENCE CAPITAL APPRECIATION	INTERNATIONAL EQUITY	CHICAGO EQUITY PARTNERS BALANCED
CADENCE FOCUSED GROWTH	AllianceBernstein L.P.	Chicago Equity Partners, LLC
CADENCE MID-CAP	Lazard Asset Management, LLC
CADENCE EMERGING COMPANIES	Martin Currie Inc.	ALTERNATIVE FUNDS
Cadence Capital Management, LLC
	REAL ESTATE SECURITIES	FQ GLOBAL LTERNATIVES
CHICAGO EQUITY PARTNERS MID -CAP	Urdang Securities Management, Inc.	FQ GLOBAL ESSENTIALS
Chicago Equity Partners, LLC		First Quadrant, L.P.
RENAISSANCE LARGE CAP GROWTH
EMERGING MARKETS EQUITY	Renaissance Group LLC	INCOME FUNDS
xiter Capital Management Limited
	SKYLINE SPECIAL EQUITIES	BOND (MANAGERS)
Schroder Investment Management North America Inc.
	PORTFOLIO	FIXED INCOME
	Skyline Asset Management, L.P.	GLOBAL BOND
ESSES SMALL/MICRO CAP G ROWTH		Loomis, Sayles & Co., L.P.
Essex Investment Management Co., LLC	SPECIAL EQUITY
	Ranger Investment Management, L.P.	BOND (MANAGERS PIMCO)
FQ TAX-MANAGED U.S. EQUITY	Lord, Abbett & Co. LLC	Pacific Investment Management Co. LLC
FQ U.S. EQUITY	Smith Asset Management Group, L.P.
First Quadrant, L.P.	Federated MDTA LLC	CALIFORNIA INTERMEDIATE TAX-FREE
Miller Tabak Asset Management LLC
FRONTIER SMALL CAP GROWTH	SYSTEMATIC VALUE
Frontier Capital Management Company, LLC	SYSTEMATIC MID CAP VALUE	GW&K MUNICIPAL BOND
	Systematic Financial Management, L.P.	GW&K MUNICIPAL ENHANCED YIELD
GW&K SMALL CAP EQUITY		Gannett Welsh & Kotler, LLC
Gannett Welsh & Kotler, LLC	TIMESSQUARE MID CAP GROWTH
	TIMESSQUARE SMALL CAP GROWTH	HIGH YIELD
MICRO-CAP	TSCM GROWTH EQUITY	J.P. Morgan Investment Management LLC
Lord, Abbett & Co. LLC	TimesSquare Capital Management, LLC
WEDGE Capital Management L.L.P.		INTERMEDIATE DURATION GOVERNMENT
Next Century Growth Investors LLC	TRILOGY GLOBAL EQUITY	SHORT DURATION GOVERNMENT
RBC Global Asset Management (U.S.) Inc.	TRILOGY EMERGING MARKETS EQUITY	Smith Breeden Associates, Inc.
TRILOGY INTERNATIONAL SMALL CAP
Trilogy Global Advisors, L.P.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
Managers AMG FQ Tax-Managed U.S. Equity Fund	20,863	20,454
Managers AMG FQ U.S. Equity Fund	20,735	20,328
Managers AMG FQ Global Alternatives Fund	28,266	27,712
Managers AMG FQ Global Essentials Fund	23,289	22,832
Managers Frontier Small Cap Growth Fund	18,920	18,549
Managers Micro-Cap Fund	20,248	18,851
Managers Institutional Micro-Cap Fund	—	18,931
Managers Real Estate Securities Fund	20,164	19,769
Managers PIMCO Bond Fund	41,807	40,987
Managers CA Intermediate Tax-Free Fund	19,893	19,503
Managers AMG TSCM Growth Equity Fund	15,320	12,000

Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
Managers AMG FQ Tax-Managed U.S. Equity Fund	6,700	6,900
Managers AMG FQ U.S. Equity Fund	6,700	6,900
Managers AMG FQ Global Alternatives Fund	9,500	11,200
Managers AMG FQ Global Essentials Fund	9,500	9,600
Managers Frontier Small Cap Growth Fund	6,700	6,650
Managers Micro-Cap Fund	6,700	6,500
Managers Institutional Micro-Cap Fund	6,700	5,800
Managers Real Estate Securities Fund	8,750	10,100
Managers PIMCO Bond Fund	10,500	11,200
Managers CA Intermediate Tax-Free Fund	6,700	8,500
Managers AMG TSCM Growth Equity Fund	4,250	5,300

Fund commenced operations on August 1, 2010

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2007 and $0 for fiscal 2006, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2010	2009	2010	2009	2010	2009
Control Affiliates	$424,730	$580,765	$747,820	$479,175	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST I

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Chief Operating Officer

Date:	January 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Chief Operating Officer

Date:	January 9, 2012

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	January 9, 2012